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                                                                  Exhibit 10.3

                GLOBAL REVOLVING CREDIT AGREEMENT (5-YEAR)

                                   Among

                             W. R. GRACE & CO.
                       CERTAIN OF ITS SUBSIDIARIES,

                          INCLUDING CRYOVAC, INC.

                            ABN AMRO BANK N.V.,
                         as Administrative Agent,

                          BANKERS TRUST COMPANY,
                          as Documentation Agent,

                      BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION

                                    AND

                            NATIONSBANK, N.A.,
                         as Co-Syndication Agents

                                    AND

                          THE BANKS PARTY HERETO

                        --------------------------

                        Dated as of March 30, 1998

                        --------------------------


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                             TABLE OF CONTENTS

SECTION                        HEADING                            PAGE

Parties.............................................................1

SECTION 1        AMOUNT AND TERMS OF CREDIT.........................1

  Section 1.01.      The Commitments................................1
  Section 1.02.      Minimum Amount of Each Borrowing...............5
  Section 1.03.      Notice of Borrowing............................6
  Section 1.04.      Bid Loans......................................7
  Section 1.05.      Disbursement of Funds.........................10
  Section 1.06.      Notes.........................................11
  Section 1.07.      Conversions...................................12
  Section 1.08.      Pro Rata Borrowings...........................12
  Section 1.09.      Interest......................................13
  Section 1.10.      Interest Periods..............................14
  Section 1.11.      Increased Costs, Illegality, etc..............15
  Section 1.12.      Compensation..................................17
  Section 1.13.      Change of Lending Office......................17
  Section 1.14.      Replacement of Banks..........................18
  Section 1.15.      Compensation..................................19
  Section 1.16.      Substitution of Euro for National Currency....19
  Section 1.17.      Assumption of Obligations by SAC..............19

SECTION 2.       LETTERS OF CREDIT.................................19

  Section 2.01.      Letters of Credit.............................19
  Section 2.02.      Minimum Stated Amount.........................20
  Section 2.03.      Letter of Credit Requests.....................21
  Section 2.04.      Letter of Credit Participations...............21
  Section 2.05.      Agreement to Repay Letter of Credit Drawings..23
  Section 2.06.      Increased Costs...............................23

SECTION 3.       FEES; REDUCTIONS OF COMMITMENTS...................24

  Section 3.01.      Fees..........................................24
  Section 3.02.      Voluntary Reduction of Commitments............25
  Section 3.03.      Mandatory Reduction of Commitments............26

SECTION 4.       PREPAYMENTS; PAYMENTS.............................26

  Section 4.01.      Voluntary Prepayments.........................26
  Section 4.02.      Mandatory Prepayments.........................27
  Section 4.03.      Method and Place of Payment...................27
  Section 4.04.      Net Payments..................................28

SECTION 5.       CONDITIONS PRECEDENT..............................31

  Section 5.01.      Conditions to Effective Date and
                       Credit Events on the Effective Date.........31
  Section 5.02.      Conditions as to All Credit Events............32
  Section 5.03.      Subsidiary Borrowers, etc.....................33

SECTION 6.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS........34

  Section 6.01.      Status........................................34
  Section 6.02.      Power and Authority...........................34
  Section 6.03.      No Violation..................................34
  Section 6.04.      Governmental Approvals........................35
  Section 6.05.      Financial Statements; Financial Condition.....35
  Section 6.06.      Litigation....................................35
  Section 6.07.      True and Complete Disclosure..................35
  Section 6.08.      Use of Proceeds...............................36
  Section 6.09.      Tax Returns and Payments......................36
  Section 6.10.      Compliance with ERISA.........................36
  Section 6.11.      Subsidiaries..................................37
  Section 6.12.      Compliance with Statutes, etc.................37
  Section 6.13.      Environmental Matters.........................37
  Section 6.14.      Investment Company Act........................37
  Section 6.15.      Public Utility Holding Company Act............37
  Section 6.16.      Patents, Licenses, Franchises and Formulas....37
  Section 6.17.      Properties....................................38
  Section 6.18.      Labor Relations...............................38

SECTION 7.       AFFIRMATIVE COVENANTS.............................38

  Section 7.01.      Information Covenants.........................38
  Section 7.02.      Books, Records and Inspections................39
  Section 7.03.      Maintenance of Insurance......................39
  Section 7.04.      Corporate Franchises..........................39
  Section 7.05.      Compliance with Statutes, etc.................40
  Section 7.06.      ERISA.........................................40
  Section 7.07.      Performance of Obligations....................40
  Section 7.08.      Spin-off and SAC Merger.......................40
  Section 7.09.      Additional Guarantors.........................41

SECTION 8.       NEGATIVE COVENANTS................................41

  Section 8.01.      Interest Coverage Ratio.......................41
  Section 8.02.      Leverage Ratio................................41
  Section 8.03.      Liens.........................................41
  Section 8.04.      Subsidiary Indebtedness.......................43
  Section 8.05.      Limitations on Acquisitions...................44
  Section 8.06.      Mergers and Consolidations....................44
  Section 8.07.      Asset Sales...................................44
  Section 8.08.      Business......................................45
  Section 8.09.      Limitation on Asset Transfers to
                       Foreign Subsidiaries........................45

SECTION 9.       EVENTS OF DEFAULT.................................45

  Section 9.01.      Payments......................................45
  Section 9.02.      Representations, etc..........................45
  Section 9.03.      Covenants.....................................46
  Section 9.04.      Default Under Other Agreements................46
  Section 9.05.      Bankruptcy, etc...............................46
  Section 9.06.      ERISA.........................................47
  Section 9.07.      Judgments.....................................47
  Section 9.08.      Guaranty......................................47
  Section 9.09.      Change of Control.............................47

SECTION 10.      DEFINITIONS AND ACCOUNTING TERMS..................48

  Section 10.01.     Defined Terms.................................48
  Section 10.02.     Principles of Construction....................67

SECTION 11.      THE ADMINISTRATIVE AGENT..........................67

  Section 11.01.     Appointment...................................67
  Section 11.02.     Nature of Duties..............................67
  Section 11.03.     Lack of Reliance on the Administrative Agent..68
  Section 11.04.     Certain Rights of the Administrative Agent....68
  Section 11.05.     Reliance......................................68
  Section 11.06.     Indemnification...............................68
  Section 11.07.     The Administrative Agent in Its Individual
                       Capacity....................................69
  Section 11.08.     Holders.......................................69
  Section 11.09.     Resignation by the Administrative Agent.......69
  Section 11.10.     Documentation Agent and Syndication Agents....70

SECTION 12.      GUARANTY..........................................70

  Section 12.01.     The Guaranty..................................70
  Section 12.02.     Bankruptcy....................................70
  Section 12.03.     Nature of Liability...........................70
  Section 12.04.     Independent Obligation........................70
  Section 12.05.     Authorization.................................71
  Section 12.06.     Reliance......................................72
  Section 12.07.     Subordination.................................72
  Section 12.08.     Waiver........................................72
  Section 12.09.     Nature of Liability...........................73
  Section 12.10.     Judgments Binding.............................73

SECTION 13.      MISCELLANEOUS.....................................73

  Section 13.01.     Payment of Expenses, Etc......................73
  Section 13.02.     Right of Setoff...............................74
  Section 13.03.     Notices.......................................75
  Section 13.04.     Benefit of Agreement, Etc.....................75
  Section 13.05.     No Waiver; Remedies Cumulative................77
  Section 13.06.     Payments Pro Rata.............................77
  Section 13.07.     Calculations; Computations....................78
  Section 13.08.     Governing Law; Submission to Jurisdiction;
                       Venue; Waiver of Jury Trial.................78
  Section 13.09.     Counterparts..................................80
  Section 13.10.     Effectiveness.................................80
  Section 13.11.     Headings Descriptive..........................80
  Section 13.12.     Amendment or Waiver; etc......................80
  Section 13.13.     Survival......................................81
  Section 13.14.     Domicile of Loans.............................81
  Section 13.15.     Confidentiality...............................81
  Section 13.16.     Register......................................82
  Section 13.17.     Judgment Currency.............................83
  Section 13.18.     Release of Subsidiary Guaranty................83

Signature Page......................................................1

SCHEDULE 1.01                       Commitments
SCHEDULE 6.11                       Subsidiaries
SCHEDULE 8.04(b)                    Existing Indebtedness

EXHIBIT A-1                         Notice of Borrowing
EXHIBIT A-2                         Notice of Bid Borrowing
EXHIBIT B-1                         Revolving Note
EXHIBIT B-2                         Bid Note
EXHIBIT B-3                         Local Currency Note
EXHIBIT B-4                         Swingline Note
EXHIBIT C                           Letter of Credit Request
EXHIBIT D                           Section 4.04(b)(ii) Certificate
EXHIBIT E-1                         Form of Opinion of Counsel
EXHIBIT E-2                         Form of Opinion of Counsel
EXHIBIT F-1                         Secretary's Certificate for each of
                                      the Borrowers
EXHIBIT F-2                         Officer's Certificate for each of
                                      the Borrowers
EXHIBIT G                           Assignment and Assumption Agreement
EXHIBIT H                           Election to Become a Subsidiary Borrower
EXHIBIT I                           Local Currency Addendum
EXHIBIT J                           Local Currency Designation and
                                      Assignment Agreement
EXHIBIT K                           Subsidiary Guarantee Agreement
EXHIBIT L                           Notice of Election to Terminate
EXHIBIT M                           Calculation of MLA Costs


         GLOBAL REVOLVING CREDIT AGREEMENT (5-YEAR), dated as of March 30, 1998, among W. R. GRACE & CO., a Delaware corporation (the "Company"), Cryovac, Inc., a Delaware corporation ("Cryovac"), as the initial Subsidiary Borrower (together with the Company and any additional Subsidiary Borrowers, the "Borrowers," and each, a "Borrower"), the Company and certain Domestic Subsidiaries, as guarantors, the Banks party hereto from time to time, ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents. All capitalized terms used herein shall have the meanings provided in
Section 10.

                                  WITNESSETH:

         WHEREAS, subject to and upon the terms and conditions set forth herein, the Banks are willing to make available to the Borrowers the credit facilities provided for herein;

         NOW, THEREFORE, IT IS AGREED:

SECTION 1.  AMOUNT AND TERMS OF CREDIT.

            Section 1.01. The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Bank severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date, a loan or loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to one or more Borrowers, which Revolving Loans:

                   (i) shall, at the option of the requesting Borrower, be either Base Rate Loans or Eurocurrency Loans, provided that all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type;

                  (ii) may be in Dollars or Eurocurrencies, at the option of the requesting Borrower;

                 (iii) may be repaid and reborrowed in accordance with the provisions hereof;

                  (iv) of any Bank at any time outstanding shall not have an aggregate Original Dollar Amount which, when added to the product of (x) such Bank's Percentage and (y) the sum of (I) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Revolving Loans then being incurred) then outstanding and (II) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the Revolving Loans then being incurred) at such time exceeds the Revolving Loan Commitment of such Bank (after giving effect to any simultaneous reinstatement in the Revolving Loan Commitment of such Bank on such date pursuant to
         Section 1.01(d)(i)) at such time); and

                   (v) for all Banks at any time outstanding shall not have an aggregate Original Dollar Amount which, when added to the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the Revolving Loans then being incurred) at such time, (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Revolving Loans then being incurred) then outstanding and (III) the aggregate principal amount of all Bid Loans (exclusive of Bid Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Revolving Loans then being incurred) then outstanding, exceeds the Total Revolving Loan Commitment (after giving effect to any simultaneous increase in the Total Revolving Loan Commitment on such date pursuant to
         Section 1.01(d)(i)) at such time.

           (b) Subject to and upon the terms and conditions set forth herein, ABN AMRO in its individual capacity agrees to make, at any time and from time to time on or after the Effective Date and prior to the Swingline
Expiry Date, a loan or loans (each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the Company, which Swingline Loans (i) shall be made and maintained in Dollars as Base Rate Loans or at a fixed rate (for a period not to exceed 30 days) as quoted by ABN AMRO and acceptable to the Company (each an "Offered Rate Loan"), (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding that aggregate principal amount which, when added to the sum of (I) the aggregate principal amount of all Revolving Loans then outstanding, (II) the aggregate principal amount of all Bid Loans outstanding at such time (exclusive of Bid Loans which are repaid with the proceeds of, and simultaneously with the respective incurrence of, the Swingline Loan then being incurred) and (III) the aggregate amount of all Letter of Credit Outstandings at such time
(exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the Swingline Loan then being incurred), equals the Total Revolving Loan Commitment (after giving effect to any simultaneous reinstatement in the Total Revolving Loan Commitment on such date pursuant to Section 1.01(d)(i)) at such time and (iv) shall not exceed when added to the "Swingline Loans" outstanding under the Other
Credit Agreement, the Maximum Swingline Amount. ABN AMRO will not make a Swingline Loan after it has received written notice from the Required Banks stating that a Default exists and specifically requesting that ABN AMRO not make any Swingline Loans, provided that ABN AMRO may continue making Swingline Loans at such time thereafter as the Default in question has been cured or waived in accordance with the requirements of this Agreement or the Required Banks have withdrawn the written notice described above in this sentence. In addition, ABN AMRO shall not be obligated to make any Swingline Loan at a time when a Bank Default exists unless ABN AMRO shall have entered into arrangements satisfactory to it and the Company to eliminate ABN AMRO's risk with respect to the Bank which is the subject of such Bank Default, including by cash collateralizing such Bank's Percentage of the outstanding Swingline Loans.

           (c) On any Business Day, ABN AMRO may, in its sole discretion, give written notice to the Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of Revolving
Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Banks (without giving effect to any reductions of the Commitments pursuant to the last paragraph of Section 9) pro rata based on each such Bank's Percentage, and the proceeds thereof shall be applied directly to ABN AMRO to repay ABN AMRO for such outstanding Swingline Loans. Each Bank hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by ABN AMRO notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder,
(ii) any condition specified in Section 5 may not then be satisfied, (iii) the existence of any Default, (iv) the date of such Mandatory Borrowing and
(v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Company), then each Bank hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Company on or after such date and prior to such purchase from ABN AMRO (without recourse or warranty) such participations in the outstanding Swingline Loans as shall be necessary to cause the Banks to share in such Swingline Loans ratably based upon their respective Percentages, provided that (x) all interest payable on the Swingline Loans shall be for the account of ABN
AMRO until the date the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date, (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Bank shall be required to pay ABN AMRO interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans for each day thereafter and (z) each Bank that so purchases a participation in a Swingline Loan shall thereafter be entitled to receive its pro rata share of each payment of principal received on such Swingline Loan; provided further that no Bank shall be obligated to acquire a participation in a Swingline Loan if a Default shall have occurred and be continuing at the time such Swingline Loan was made and ABN AMRO had received written notice from the Required Banks in accordance with Section 1.01(b) above prior to advancing such Swingline Loan.

           (d) (i) The Company may from time to time request any Bank to agree, or to arrange for a Local Affiliate of such Bank to agree, to provide a Local Currency Commitment to any Subsidiary Borrower or to the Company (i) with respect to any currency which the Company has previously requested be designated an Eurocurrency and which request the Banks denied or (ii) if it is beneficial to the Company or such Subsidiary Borrower to avoid withholding tax to borrow Loans directly from a Bank (or a Local Affiliate of a Bank) in a foreign country, provided, that the sum of the aggregate amount of Local Currency Commitments in effect at any one time plus the aggregate amount of "Local Currency Commitments" in effect under the Other Credit Agreement at any one time may not exceed $250,000,000. If a Bank is willing, in its sole discretion, to provide such a Local Currency Commitment, or is willing, in its sole discretion, to arrange to have a Local Affiliate of such Bank provide such a Local Currency Commitment, then such Bank and such Subsidiary Borrower or the Company, as applicable, shall execute and deliver to the Administrative Agent a Local Currency Addendum, or, if such Bank has arranged to have such Local Affiliate provide such a Local Currency Commitment, such Local Affiliate, such Bank and such Subsidiary Borrower or the Company, as applicable, shall execute and deliver to the Administrative Agent a Local Currency Designation and Assignment Agreement. Such Local Currency Commitment shall be designated in Dollars. A Bank's Revolving Loan Commitment shall be automatically reduced to the extent that such Bank or any Local Affiliate of such Bank has from time to time in effect any Local Currency Commitment and such Bank's Revolving Loan Commitment shall be automatically reinstated to the extent that any such Local Currency Commitment expires or is terminated either in whole or in part, unless at the time of such expiration or termination the Revolving Loan Commitments of all Banks have terminated (in which case such Bank's Revolving Loan Commitment shall not be reinstated to any extent), by (i) 100% of such Local Currency Commitment, if there has been no reduction in the Total Revolving Loan Commitment from the date such Local Currency Commitment went into effect or (ii) such lesser percentage of such Local Currency Commitment that equals the quotient (expressed as a percentage) obtained by dividing the Total Revolving Loan Commitment as in effect on such day by the Total Revolving Loan Commitment as in effect on the day such Local Currency Commitment went into effect, if there has been a reduction in the Total Revolving Loan Commitment from the date such Local Currency Commitment went into effect. The Bank providing (whether directly or through its Local Affiliate) such Local Currency Commitment and the relevant Subsidiary Borrower or the Company, as applicable, shall provide the Administrative Agent five Business Days prior notice of any change in the amount of any Bank's Local Currency Commitment. Promptly upon receipt of such Notice, the Administrative Agent shall calculate the amount of such Bank's Revolving Loan Commitment after giving effect to such change. Upon its receipt of such notice, the Administrative Agent will notify the Company and the Banks of such change.

         The Company may on five Business Days' written notice to the Administrative Agent terminate in whole or in part any Local Currency Commitment from time to time provided that after giving effect to such termination, the Original Dollar Amount of all Local Currency Loans outstanding under such Local Currency Commitment shall not exceed such Local Currency Commitment as so reduced.

                  (ii) Subject to and upon the terms and conditions set forth herein and in or pursuant to the applicable Local Currency Documentation, each Bank with a Local Currency Commitment and each Local Affiliate with a Local Currency Commitment severally agrees to make, at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date (or such shorter period as may be specified in or pursuant to the applicable Local Currency Documentation), a loan or loans (each, a "Local Currency Loan" and, collectively, the "Local Currency
         Loans") to one or more Subsidiary Borrowers or the Company, as applicable, specified in the applicable Local Currency Documentation, which Local Currency Loans (A) shall not have an Original Dollar Amount exceeding the Local Currency Commitment specified in the applicable Local Currency Documentation, (B) may be repaid and reborrowed in accordance with the provisions hereof and of the applicable Local Currency Documentation, and (C) shall not have an Original Dollar Amount exceeding for all Banks and all such Local Affiliates at any time outstanding the Total Local Currency Commitment at such time.

                 (iii) Each Local Currency Loan shall mature on such date, on or prior to the Final Maturity Date, as the applicable Borrower and Bank or such Bank's Local Affiliate shall agree prior to the making of such Local Currency Loan in or pursuant to the applicable Local Currency Documentation. Upon reaching agreement as to interest rate and maturity, unless any applicable condition specified in Section 5.02 hereof has not been satisfied, on the date agreed the applicable Bank or its Local Affiliate shall make the proceeds of such Local Currency Loan available to the relevant Borrower as provided in the applicable Local Currency Documentation. No Local Currency Documentation may waive, alter or modify any rights of the Administrative Agent or the other Banks under this Agreement, including, without limitation, the rights of the Banks under Section 9 hereof.

                  (iv) Each Local Currency Designation and Assignment Agreement shall provide that the Bank executing such Local Currency Designation and Assignment Agreement is empowered to act as the applicable Local Affiliate's agent, with full power and authority to act on behalf of such Local Affiliate with respect to the transactions contemplated by this Agreement. Accordingly, each other Bank, the Administrative Agent, each Borrower and each Subsidiary Guarantor shall be conclusively entitled to rely on any actions taken by such Bank and any notice given by the Administrative Agent or any Borrower or Subsidiary Guarantor to such Bank shall be deemed to also have been delivered to such Local Affiliate. With regard to any matters relating to calculating a Bank's "Percentage" or the "Required Banks" or the unanimous vote of the Banks, any Local Currency Commitment and any outstanding Local Currency Loans provided by a Local Affiliate of a Bank shall be deemed to be Local Currency Commitments and Local Currency Loans, as applicable, of such Bank. Accordingly, a Local Affiliate shall not have the right to vote as a Bank hereunder but shall otherwise be entitled to the same rights and benefits hereunder as the Banks are entitled.

           (e) More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than twenty-five Borrowings of Eurocurrency Loans.

            Section 1.02. Minimum Amount of Each Borrowing. (a) The aggregate principal amount of each Borrowing of Revolving Loans shall not be less than an Original Dollar Amount of (i) with respect to Eurocurrency Loans, $2,000,000 and, if greater, in integral multiples of 500,000 units of the relevant currency and (ii) with respect to Base Rate Loans, $500,000 and, if greater, in integral multiples of $50,000, provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01(c).

           (b) The aggregate principal amount of each Borrowing of Local Currency Loans shall not be less than an Original Dollar Amount of $2,000,000 and, if greater, shall be in an integral multiple of 500,000 units of the relevant currency.

           (c) The aggregate principal amount of each Borrowing of Swingline Loans shall not be less than $500,000 and, if greater, shall be in an integral multiple of $50,000.

            Section 1.03. Notice of Borrowing. (a) Whenever any Borrower desires to make a Borrowing (other than of Local Currency Loans, Bid Loans, Swingline Loans or Revolving Loans incurred pursuant to a Mandatory Borrowing) hereunder the Company (but not any other Borrower) on behalf of itself or any other Borrower shall give the Administrative Agent at its Notice Office at least (x) four Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurocurrency Loan denominated in a Eurocurrency to be made hereunder, (y) three Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Eurocurrency Loan denominated in Dollars to be made hereunder and (z) same Business Day's written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 11:00 A.M. (New York time) (12:00 Noon (New York time) in the case of a Borrowing of Base Rate Loans) on such day. Each such written notice (or written confirmation of any telephonic notice) (each a "Notice of Borrowing"), except as otherwise expressly provided in
Section 1.11, shall be irrevocable and shall be given by the Company in the form of Exhibit A-1, appropriately completed to specify (i) the date of such Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (iii) whether the Loans to be made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurocurrency Loans, (iv) the applicable Borrower, and (v) in the case of Eurocurrency Loans, the initial Interest Period and currency to be applicable thereto. The Administrative Agent shall promptly give each Bank notice of such proposed Borrowing, of such Bank's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing. Any notices and the borrowing mechanics relating to Local Currency Loans shall be set forth in the applicable Local Currency Documentation.

           (b) Whenever the Company desires to incur a Swingline Loan hereunder, the Company shall give ABN AMRO no later than 12:00 Noon (New York time) on the day such Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of such Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (I) the date of Borrowing (which shall be a Business Day), (II) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing and (III) whether such Swingline Loan shall be made and maintained as a Base Rate Loan or an Offered Rate Loan.

           (c) Without in any way limiting the obligation of the Company on behalf of itself or any other Borrower to confirm in writing any telephonic notice of any Borrowing of Revolving Loans, Swingline Loans or Local Currency Loans, the Administrative Agent or ABN AMRO, as the case may be, or, in the case of Local Currency Loans, the applicable Bank, may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent, ABN AMRO or the applicable Bank, as the case may be, in good faith to be from a Senior Financial Officer of the Company (or from any other officer of the Company designated in writing from time to time by a Senior Financial Officer of the Company as a person entitled to give telephonic notices hereunder), prior to receipt of written confirmation. In each such case, the Administrative Agent's, ABN AMRO's, or the applicable Bank's record of the terms of any such telephonic notice of such Borrowing of Revolving Loans, Swingline Loans or Local Currency Loans, as the case may be, shall be prima facie correct. Each Subsidiary Borrower irrevocably appoints the Company as its agent hereunder to issue requests for Borrowings on its behalf under Section 1.03.

           (d) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(c), with the Company irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in Section 1.01(c).

            Section 1.04. Bid Loans. (a) Each Bank severally agrees that the Company may request Bid Borrowings denominated in Dollars under this
Section 1.04 from time to time on any Business Day during the period from the Effective Date until the date occurring one day prior to the Final Maturity Date, in the manner set forth below; provided that, following the making of each Bid Borrowing, the aggregate Original Dollar Amount of all Loans outstanding hereunder plus the aggregate amount of all Letter of Credit Outstandings at such time shall not exceed the Total Commitment in effect at such time. Each Bid Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

                   (i) The Company may request a Bid Borrowing by delivering to the Administrative Agent by telecopier or telex, a notice of a Bid Borrowing (a "Notice of Bid Borrowing"), in substantially the form of Exhibit A-2 hereto, specifying the date and aggregate amount of the proposed Bid Borrowing, the maturity date for repayment of each Bid Loan to be made as part of such Bid Borrowing (which maturity date may be the date occurring between one and 180 days after the date of such Bid Borrowing and in any case of no later than the Final Maturity Date), the interest payment date or dates relating thereto (which shall occur at least every 90 days), and any other terms to be applicable to such Bid Borrowing, not later than 9:00 A.M. (New York time) at least one Business Day prior to the date of the proposed Bid Borrowing. The Company may request Bid Borrowings for more than one maturity date in a single Notice of Bid Borrowing. The Administrative Agent shall in turn promptly notify each Bank of each request for a Bid Borrowing received by it from the Company by sending such Bank a copy of the related Notice of Bid Borrowing.

                  (ii) Each Bank may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Bid Loans to the Company as part of such proposed Bid Borrowing at a rate or rates of interest specified by such Bank in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Company), before 9:00 A.M. (New York time) on the date of such proposed Bid Borrowing, of the minimum amount (which must be at least $5,000,000) and maximum amount of each Bid Loan that such Bank would be willing to make as part of such proposed Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 1.04, exceed such Bank's Commitment), the rate or rates of interest therefor and the maturity date relating thereto, provided that if the Administrative Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Company of such offer before 8:45 A.M. (New York time) on the date on which notice of such election is to be given to the Administrative Agent by the other Banks. Subject to Sections 5 and 9, any offer so made shall not be revocable except with the written consent of the Administrative Agent given on the instructions of the Company.

                 (iii) The Company may, in turn, before 10:00 A.M. (New York time) on the date of such proposed Bid Borrowing, either

                            (A) cancel such Bid Borrowing by giving the
                  Administrative Agent notice to that effect,

                            (B) irrevocably accept one or more of the
                  offers made by any Bank or Banks pursuant to paragraph
                  (ii) above, in its sole discretion, subject only to the provisions of this paragraph (iii), by giving notice to the Administrative Agent of the amount of each Bid Loan (which amount shall be equal to or greater than the minimum amount and equal to or less than the maximum amount, notified to the Company by the Administrative Agent on behalf of such Bank for such Bid Loan pursuant to paragraph (ii) above) to be made by each Bank as part of such Bid Borrowing, and reject any remaining offers with the same maturity date made by Banks pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect; provided, however, that (x) the Company shall not accept an offer made pursuant to paragraph (ii) above, at any interest rate if the Company shall have, or shall be deemed to have, rejected any other offer with the same maturity date made pursuant to paragraph (ii) above, at a lower interest rate, (y) if the Company declines to accept, or is otherwise restricted by the provisions of this Agreement from accepting, the maximum aggregate principal amount of Bid Borrowings offered at the same interest rate with the same maturity date pursuant to paragraph (ii) above, then the Company shall accept a pro rata portion of each offer made at such interest rate with the same maturity date, based as nearly as possible on the ratio of the aggregate principal amount of such offers to be accepted by the Company to the maximum aggregate principal amount of such offers made pursuant to paragraph (ii) above (rounding up or down to the next higher or lower multiple of $1,000,000), and (z) no offer made pursuant to paragraph
                  (ii) above shall be accepted unless the Bid Borrowing in respect of such offer is in an integral multiple of $1,000,000 and the aggregate amount of such offers accepted by the Company is equal to at least $5,000,000, or

                            (C) reject any or all of such offers either
                  directly by written or telephonic notice to the Administrative Agent or indirectly by taking no action prior to the deadline specified above.

         Any offer or offers made pursuant to paragraph (ii) above not expressly accepted or rejected by the Company in accordance with this paragraph (iii) shall be deemed to have been rejected by the Company. Determinations by the Company of the amount of Bid Loans shall be conclusive in the absence of demonstrable error.

                  (iv) If the Company notifies the Administrative Agent that such Bid Borrowing is canceled pursuant to clause (A) of paragraph (iii) above, the Administrative Agent shall give prompt notice thereof to the Banks and such Bid Borrowing shall not be made.

                   (v) If the Company accepts one or more of the offers made by any Bank or Banks pursuant to clause (B) of paragraph
         (iii) above, the Administrative Agent shall in turn promptly notify (A) each Bank that has made an offer as described in paragraph (ii) above of the date and aggregate amount of such Bid Borrowing and whether or not any offer or offers made by such Bank pursuant to paragraph (ii) above have been accepted by the Company and (B) each Bank that is to make a Bid Loan as part of such Bid Borrowing of the amount of each Bid Loan to be made by such Bank as part of such Bid Borrowing. Each Bank that is to make a Bid Loan as part of such Bid Borrowing shall, before 12:00 Noon (New York time) on the date of such Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause
         (A) of the preceding sentence, make available to the Administrative Agent at the Administrative Agent's Payment Office such Bank's portion of such Bid Borrowing, in same day funds. Unless the Administrative Agent determines that any applicable condition set forth in Section 5 has not been satisfied, the Administrative Agent will make available to the Company at the Administrative Agent's Payment Office the aggregate of the amounts so made available by the Banks prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time).

                  (vi) The acceptance by the Company of any offer made by any Bank pursuant to paragraph (iii) (B) above shall be irrevocable and binding on the Company.

           (b)  Within the limits and on the conditions set forth in this
Section 1.04 (including, without limitation, the condition set forth in the proviso to the first sentence of subsection (a) above), the Company may from time to time borrow under this Section 1.04, repay or prepay pursuant to subsection (c) below, and reborrow under this Section 1.04.

           (c) The Company shall repay to the Administrative Agent for the account of each Bank that has made a Bid Loan, or each other holder of a Bid Note, on the maturity date of each Bid Loan (such maturity date being that specified by the Company for repayment of such Bid Loan in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above and provided in the Bid Note, if any, evidencing such Bid Loan), the then unpaid principal amount of such Bid Loan. The Company shall have no right to prepay any principal amount of any Bid Loan unless, and then only on the terms, specified by the Company for such Bid Loan in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above.

           (d) The Company shall pay interest on the unpaid principal amount of each Bid Loan from the date of such Bid Loan to (but not including) the date the principal amount of such Bid Loan is repaid in full, at the rate of interest for such Bid Loan specified by the Bank making such Bid Loan in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable in arrears on the interest payment date or dates specified by the Company for such Bid Loan in the related Notice of Bid Borrowing delivered pursuant to subsection (a)(i) above.

            Section 1.05. Disbursement of Funds. No later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Base Rate Loans, no later than 2:00 p.m. (New York time),
(y) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified in Section 1.03(b) or (z) in the case of Mandatory Borrowings, no later than 12:00 Noon (New York time) on the date specified in Section 1.01(c)), each Bank with a Revolving Loan Commitment will make available through such Bank's applicable lending office its pro rata portion of each Borrowing requested to be made on such date to the Administrative Agent (or, in the case of Swingline Loans, ABN AMRO shall make available the full amount thereof) in Dollars and in immediately available funds at the Administrative Agent's Payment Office, unless such Borrowing is denominated in currency other than Dollars, in which case each such Bank shall make available its Loan comprising part of such Borrowing at such office as the Administrative Agent has previously specified in a notice to each such Bank, in such funds as are then customary for the settlement of international transactions in such currency and no later than such local time as is necessary for such funds to be received and transferred to the relevant Borrower for same day value on the date of the Borrowing. The Administrative Agent, unless it determines that any applicable condition in Section 5 has not been satisfied, will make available to the respective Borrower of Loans denominated in Dollars at the Administrative Agent's Payment Office the aggregate of the amounts so made available by the Banks prior to 1:00 P.M. (New York time) (or 3:00 P.M. (New York time) in the case of Base Rate Loans) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) (or 2:00 P.M. (New York time) in the case of Base Rate Loans) and of Loans denominated in a Eurocurrency at such office as the Administrative Agent has previously agreed to with such Borrower the aggregate of the amounts so made available by the Banks prior to 1:00 P.M. (local time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (local time), in each case in the type of funds received by the Administrative Agent from the Banks. Unless the Administrative Agent shall have been notified by any Bank prior to the date of any Borrowing (including, for the purposes of the balance of this Section 1.05, a Bid Borrowing) that such Bank does not intend to make available to the Administrative Agent such Bank's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the respective Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the respective Borrower and such Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Bank or such Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to such Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Bank, the overnight Federal Funds Rate if such Loan is denominated in Dollars or the cost to the Administrative Agent of acquiring and holding such funds for such period, if such loan is denominated in a Eurocurrency and (ii) if recovered from such Borrower, the rate of interest applicable to the respective Borrowing as determined in accordance with Section 1.09 or 1.04(d), as the case may be. Nothing in this Section 1.05 shall be deemed to relieve any Bank from its obligation to fulfill its Commitments hereunder or to prejudice any rights which any Borrower may have against any Bank as a result of any default by such Bank hereunder. Each Bank making a Local Currency Loan to a Subsidiary Borrower shall make the proceeds of such Local Currency Loan available to the relevant Subsidiary Borrower in accordance with the applicable Local Currency Documentation.

            Section 1.06. Notes. (a) The Loans made by each Bank and Local Affiliate and the Letters of Credit issued by the Issuing Agent shall be evidenced by one or more accounts or records maintained by such Bank or the Issuing Agent, as the case may be, in the ordinary course of business. The accounts or records maintained by the Issuing Agent and each Bank shall be conclusive in the absence of manifest error as to the amount of the Loans made by the Banks to the Borrowers and the Letters of Credit issued for the account of the Company, and the interest and payments thereon. Any failure to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

           (b) Each Borrower's obligation to pay the principal of, and interest on, all Loans made by a Bank or its Local Affiliate to such Borrower shall, upon request by such Bank or its Local Affiliate, be evidenced (i) if Revolving Loans, by a promissory note duly executed and delivered to such Bank by such Borrower in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes"), (ii) if Bid Loans, by a promissory note duly executed and delivered to such Bank by the Company in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "Bid Note" and, collectively, the "Bid Notes"), (iii) if Local Currency Loans, by a promissory note duly executed and delivered by such Borrower to such Bank or its Local Affiliate substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "Local Currency Note" and, collectively, the "Local Currency Notes") and (iv) if Swingline Loans, by a promissory note duly executed and delivered by the Company to ABN AMRO substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (the "Swingline Note").

           (c) Each Bank will, and will cause its Local Affiliates, if any, to note on its or such Local Affiliate's internal records the amount of each Loan made by it or such Local Affiliate, as the case may be, and each payment and conversion in respect thereof and will prior to any transfer of any of its Notes or such Local Affiliate's Notes, if any, endorse, or cause its Local Affiliates to endorse, on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect any Borrower's obligations in respect of such Loans.

            Section 1.07. Conversions. Each Borrower shall have the option to convert on any Business Day all or a portion equal to at least $2,000,000 (and, if greater, in an integral multiple of $500,000), of the outstanding principal amount of Revolving Loans made to such Borrower pursuant to one or more Borrowings of one or more Types of Loans into a Borrowing of another Type of Loan, provided that (i) except as otherwise provided in Section 1.11(b), Eurocurrency Loans denominated in Dollars may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto and no such partial conversion of Eurocurrency Loans shall reduce the outstanding principal amount of Eurocurrency Loans made pursuant to any single Borrowing to less than $2,000,000, (ii) Base Rate Loans may only be converted into Eurocurrency Loans denominated in Dollars if no Event of Default is in existence on the date of the conversion and (iii) no conversion pursuant to this Section 1.07 shall result in a greater number of Borrowings than is permitted under Section 1.01(e). Neither Swingline Loans nor Loans denominated in a currency other than Dollars may be converted pursuant to this Section 1.07. Each such conversion shall be effected by such Borrower giving the Administrative Agent at its Notice Office prior to 11:00 A.M. (New York time) at least three Business Days' (one Business Day's in the case of conversions into Base Rate Loans) prior written notice (or telephone notice promptly confirmed in writing) (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made, the date of such conversion (which shall be a Business Day) and, if to be converted into Eurocurrency Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

            Section 1.08. Pro Rata Borrowings. All Borrowings of Revolving Loans made under this Agreement pursuant to Section 1.03 or incurred pursuant to a Mandatory Borrowing shall be incurred from the Banks pro rata on the basis of their then respective Unutilized Revolving Loan Commitments. All Borrowings of Revolving Loans converted from one Type of Loans into another Type of Loans pursuant to Section 1.07 shall be made by the Banks in the same percentage as such Borrowing was originally advanced. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder regardless of the failure of any other Bank to make its Loans hereunder.

            Section 1.09. Interest. (a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan into a Eurocurrency Loan pursuant to Section 1.07 at a rate per annum which shall be equal to the Base Rate in effect from time to time.

           (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurocurrency Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurocurrency Loan and (ii) the conversion of such Eurocurrency Loan into a Base Rate Loan pursuant to Section 1.07 at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurocurrency Rate for such Interest Period.

           (c) Each Local Currency Loan shall bear interest at such rate as the applicable Borrower and the Bank or Local Affiliate, as applicable, making such Local Currency Loan shall agree pursuant to the applicable Local Currency Documentation.

           (d) Each Offered Rate Loan shall bear interest at such rate as the Company and ABN AMRO shall agree prior to the making of such Offered Rate Loan.

           (e) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder, shall, in each case, bear interest at a rate per annum equal to, (i) in the case of Loans denominated in Dollars (other than any Eurocurrency Loan), 2% in excess of the rate otherwise applicable to Base Rate Loans from time to time and (ii) in the case of Eurocurrency Loans, the rate which is the greater of (x) 2% in excess of the rate then borne by such Loan and (y) the sum of the Applicable Margin, plus two percent (2%) plus the rate of interest per annum as determined by the Administrative Agent (rounded upwards, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16%)), at which overnight or weekend deposits of the appropriate currency (or, if such amount due remains unpaid more than three Business Days then for such other period of time not longer than six months as the Administrative Agent may elect in its absolute discretion) for delivery in immediately available and freely transferable funds would be offered by the Administrative Agent to major banks in the interbank market upon request of such major banks for the applicable period as determined above and in an amount comparable to the unpaid principal amount of any such Eurocurrency Loan (or, if the Administrative Agent is not placing deposits in such currency in the interbank market, then the Administrative Agent's cost of funds in such currency for such period). Interest which accrues under this Section 1.09(e) shall be payable on demand.

           (f)  Accrued (and theretofore unpaid) interest shall be payable
(i) in respect of each Base Rate Loan, quarterly in arrears on the last Business Day of each March, June, September and December, (ii) in respect of each Eurocurrency Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, (iii) in respect of Offered Rate Loans, on such dates as the Company and ABN AMRO shall agree prior to the making of such Offered Rate Loan, (iv) in respect of Local Currency Loans on such dates as the applicable Borrower and the Bank or Local Affiliate, as applicable, making such Local Currency Loans shall agree pursuant to the Local Currency Documentation, and (v) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

           (g) Upon each Interest Determination Date, the Administrative Agent shall determine the interest rate for the Eurocurrency Loans for the Interest Period to be applicable to such Eurocurrency Loans and shall promptly notify the Borrowers and the Banks thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            Section 1.10. Interest Periods. At the time any Borrower gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurocurrency Loan (in the case of the initial Interest Period applicable thereto) or on the (i) fourth Business Day, in the case of Eurocurrency Loans denominated in a currency other than Dollars and (ii) third Business Day, in the case of Eurocurrency Loans denominated in Dollars, prior to the expiration of an Interest Period applicable to such Eurocurrency Loan (in the case of subsequent Interest Periods), the respective Borrower shall have the right to elect, by giving the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) thereof, the interest period (each an "Interest Period") applicable to such Borrowing, which Interest Period shall, at the option of such Borrower, be a one, two, three or six-month period, provided that:

                   (i) all Eurocurrency Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Borrowing of Eurocurrency Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                 (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                   (v) no Interest Period may be selected at any time when an Event of Default is then in existence; and

                  (vi) no Interest Period shall be selected which extends beyond the Final Maturity Date.

         If upon the expiration of any Interest Period for Loans denominated in Dollars, the respective Borrower has failed to elect (or is not permitted to elect) a new Interest Period to be applicable to such Borrowing as provided above, such Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of current Interest Period.

            Section 1.11. Increased Costs, Illegality, etc. (a) In the event that any Bank shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                   (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the interbank eurocurrency market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurocurrency Rate; or

                  (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Fixed Rate Loan because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, guideline, order or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurocurrency Rate and/or (y) any other circumstances affecting such Bank or the interbank eurocurrency market or the position of such Bank in such market; or

                 (iii) at any time that the making or continuance of any Fixed Rate Loan has become (x) unlawful by compliance by such Bank with any law, governmental rule, regulation, guideline or order or (y) impossible by compliance by such Bank with any governmental request (whether or not having the force of law);

then, and in any such event, such Bank (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Company, any affected Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Banks). Thereafter (x) in the case of clause
(i) above, Eurocurrency Loans shall no longer be available until such time as the Administrative Agent notifies the Company, any affected Borrower and the Banks that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by any Borrower with respect to such affected Eurocurrency Loans which have not yet been incurred (including by way of conversion) shall be deemed to be a request for Base Rate Loans, (y) in the case of clause (ii) above, such Borrower shall pay to such Bank, within 15 days of receipt of the notice referred to below, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, setting forth in reasonable detail the basis for the calculation thereof, submitted to the affected Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of the clause
(iii) above, such Borrower shall take one of the actions specified in
Section 1.11(b) as promptly as possible and, in any event, within the time period required by law. To the extent the notice required by the preceding sentence and relating to costs arising under clause (ii) above is given by any Bank more than 90 days after the occurrence of the event giving rise to the additional costs of the type described in clause (ii) above, such Bank shall not be entitled to compensation under this Section 1.11(a) for any amounts incurred or accrued prior to the giving of such notice to the affected Borrower.

           (b) At any time that any Fixed Rate Loan is affected by the circumstances described in Section 1.11(a)(ii) or (iii), the respective Borrower may (and in the case of a Fixed Rate Loan affected pursuant to Section 1.11(a)(iii) shall) either (x) if the affected Fixed Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) thereof on the same date that such Borrower was notified by the affected Bank or the Administrative Agent pursuant to
Section 1.11(a)(ii) or (iii) or require the affected Bank to make such Fixed Rate Loan as or convert such Fixed Rate Loan into, a Base Rate Loan or (y) if the affected Fixed Rate Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Bank to convert such Fixed Rate Loan into a Base Rate Loan, provided that, if more than one Bank is similarly affected at any time, then all similarly affected Banks must be treated the same pursuant to this
Section 1.11(b).

           (c) If any Bank determines at any time that any change after the Effective Date in any applicable law or governmental rule, regulation, guideline, order, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank based on the existence of such Bank's Commitment hereunder or its obligations hereunder, then the Borrowers jointly and severally agree to pay to such Bank, within 15 days of the receipt of the notice referred to below, such additional amounts as shall be required to compensate such Bank or such other corporation for the increased cost to such Bank or such other corporation as a result of such increase of capital. In determining such additional amounts, each Bank will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Bank's determination of compensation owing under this Section 1.11(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Bank, upon determining that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrowers' obligations to pay additional amounts pursuant to this Section 1.11(c). To the extent the notice required by the immediately preceding sentence is given by any Bank more than 90 days after the occurrence of the event giving rise to the additional costs of the type described in this Section 1.11(c), such Bank shall not be entitled to compensation under this Section 1.11(c) for any amounts incurred or accrued prior to the giving of such notice to the Borrowers.

            Section 1.12. Compensation. Each Borrower shall compensate each Bank, upon its written request (which request shall set forth in reasonable detail the basis for requesting and calculation of the amount of such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurocurrency Loans or, in the case of ABN AMRO, its Offered Rate Loans, but excluding any loss of anticipated profits) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Administrative Agent) a Borrowing of, or conversion from or into, Eurocurrency Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.11); (ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any of its Eurocurrency Loans or Offered Rate Loans (but excluding any Offered Rate Loan repaid with the proceeds of a Mandatory Borrowing at any time no Default shall have occurred and be continuing) occurs on a date which is not its maturity date or the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurocurrency Loans or Offered Rate Loans is not made on any date specified in a notice of prepayment given by any Borrower; or (iv) as a consequence of (x) any other default by any Borrower to repay its Loans when required by the terms of this Agreement or the Notes, if any, held by such Bank or (y) any election made pursuant to Section 1.11(b), provided that with respect to this clause (y) only such compensation shall not be payable to a Bank that provided notice to the Company under Section 1.11(a)(iii).

            Section 1.13. Change of Lending Office. Each Bank agrees that on the occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 2.06 or Section 4.04 with respect to such Bank, it will, if requested by the Company, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this
Section 1.13 shall affect or postpone any of the obligations of any Borrower or the right of any Bank provided in Sections 1.11, 2.06 and 4.04.

            Section 1.14. Replacement of Banks. (a)(i) Upon the occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 2.06 or Section 4.04 with respect to any Bank which results in such Bank charging to any Borrower increased costs in excess of those being generally charged to such Borrower by the other Banks or (ii) as and to the extent provided in Section 13.12(b), the Company shall have the right, in accordance with the requirements of Section 13.04(b), if no Default or Event of Default will exist after giving effect to such replacement, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees (collectively, the "Replacement Bank") acceptable to the Administrative Agent, provided that
(i) at the time of any replacement pursuant to this Section 1.14, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire the entire Revolving Loan Commitment and Local Currency Commitment and all outstanding Revolving Loans and/or Local Currency Loans, as the case may be, of the Replaced Bank and, in connection therewith, shall pay to (x) the Replaced Bank in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Revolving Loans of the Replaced Bank and an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time, (B) an amount equal to the principal of, and all accrued interest on, all outstanding Local Currency Loans of the Replaced Bank or any of its Local Affiliates and (C) an amount equal to all accrued, but theretofore unpaid, Fees and all other amounts due hereunder owing to the Replaced Bank pursuant to Section 3.01 and (y) ABN AMRO an amount equal to such Replaced Bank's Percentage of any Mandatory Borrowings and any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations of the Borrowers owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full by the Borrowers to such Replaced Bank concurrently with such replacement.

           (b) Upon the execution of the respective Assignment and Assumption Agreements, the payment of the amounts referred to in clauses
(i) and (ii) of Section 1.14(a) and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the appropriate Borrowers, the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.11, 1.12, 2.06, 4.04,
13.01 and 13.06), which shall survive as to such Replaced Bank.

            Section 1.15. Compensation. (a) Each Bank may require the applicable Borrower to pay, contemporaneously with each payment of interest on each of such Bank's Eurocurrency Loans, additional interest on such Eurocurrency Loan at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable Eurocurrency Rate divided by (B) one minus the Eurocurrency Reserve Percentage over (ii) the applicable Eurocurrency Rate. Any Bank wishing to require payment of such additional interest shall so notify the applicable Borrower and the Administrative Agent of the amount then due it under this Section, in which case such additional interest on the Eurocurrency Loans of such Banks shall be payable through the Administrative Agent to such Bank at the place indicated in such notice with respect to each Interest Period ending at least one Business Day after the giving of such notice.

           (b) If and so long as any Bank is required to make special deposits with the Bank of England or to maintain reserve asset ratios in respect of such Bank's Eurocurrency Loans in pounds sterling, such Bank may require the applicable Borrower to pay, contemporaneously with each payment of interest on each of such Bank's Eurocurrency Loans in pounds sterling to such Borrower, additional interest on such Eurocurrency Loan at a rate per annum equal to such Bank's MLA Cost calculated in accordance with the formula and in the manner set forth in Exhibit M hereto.

            Section 1.16. Substitution of Euro for National Currency. If any Eurocurrency or Local Currency is replaced by the Euro, the Euro may be tendered in payment of any outstanding amount denominated in such Eurocurrency or Local Currency at the conversion rate specified in, or otherwise calculated in accordance with, the regulations adopted by the Council of the European Union relating to the Euro. Except as provided in the foregoing provisions of this Section, no replacement of an Eurocurrency or Local Currency by the Euro shall discharge, excuse or otherwise affect the performance of any obligation of any Borrower under this Agreement or its Notes.

            Section 1.17. Assumption of Obligations by SAC. If the SAC Merger is consummated, then the Company may, in its discretion, cause SAC, unconditionally and irrevocably to assume, as a joint and several obligor with each Borrower all of the obligations of each Borrower to make payment of (i) principal and interest with respect to the Loans incurred by each Borrower, (ii) the Unpaid Drawings and (iii) each Borrower's Notes, to the same extent, and with the same force and effect, as if SAC had originally executed the Notes, was the applicant for each Letter of Credit, and received the proceeds of the Loans incurred by each Borrower, by delivering an assumption agreement to the Administrative Agent. Nothing in this
Section 1.17 shall (i) impair or otherwise affect the liability of any Borrower or Guarantor under any Credit Document or (ii) affect the obligation of the Company to cause all Domestic Subsidiaries which are Material Subsidiaries to become Subsidiary Guarantors pursuant to Section 7.09.

SECTION 2.  LETTERS OF CREDIT.

            Section 2.01. Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, the Company may request that the Issuing Agent issue, at any time and from time to time on and after the Effective Date and prior to the thirtieth (30) day prior to the Final Maturity Date, for the account of the Company, a Dollar denominated irrevocable standby letter of credit in support of obligations of the Company or any Subsidiary, in a form customarily used by the Issuing Agent or in such other form as has been approved by the Issuing Agent (each such standby letter of credit a "Letter of Credit").

           (b) The Issuing Agent hereby agrees that it will (subject to the terms and conditions contained herein) at any time and from time to time on or after the Effective Date and prior to the Final Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Company one or more Letters of Credit, as is permitted to remain outstanding without giving rise to a Default or an Event of Default, provided that the Issuing Agent shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

                   (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Agent from issuing such Letter of Credit or any requirement of law applicable to the Issuing Agent or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Agent shall prohibit, or request that the Issuing Agent refrain from, the issuance of letters of credit generally or such Letter of Credit in particular; or

                  (ii) The Issuing Agent shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in the penultimate sentence of Section 2.03(b).

In addition, the Issuing Agent shall not be obligated to issue any Letter of Credit at a time when a Bank Default exists unless the Issuing Agent shall have entered into arrangements satisfactory to it and the Company to eliminate the Issuing Agent's risk with respect to the Bank which is the subject of the Bank Default, including by cash collateralizing an amount equal to the product of (x) such Bank's Percentage and (y) the Letter of Credit Outstandings.

           (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) when added to the "Letter of Credit Outstandings" under the Other Credit Agreement, $100,000,000 or (y) when added to the sum of the Original Dollar Amount of all Revolving Loans, Swingline Loans, Bid Loans and Local Currency Loans then outstanding, an amount equal to the Total Revolving Loan Commitment at such time and (ii) each Letter of Credit shall by its terms terminate on or before the fifth Business Day prior to the Final Maturity Date.

            Section 2.02. Minimum Stated Amount. The initial Stated Amount of each Letter of Credit shall not be less than $250,000 or such lesser amount as is acceptable to the Issuing Agent.

            Section 2.03. Letter of Credit Requests. (a) Whenever the Company desires that a Letter of Credit be issued for its account, the Company shall give the Administrative Agent and the Issuing Agent at least five Business Days' (or such shorter period as is acceptable to the Issuing Agent) written notice thereof. Each notice shall be in the form of Exhibit C (each a "Letter of Credit Request").

           (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the Issuing Agent has received notice from the Required Banks before it issues a Letter of Credit that a Default or an Event of Default then exists or that the issuance of such Letter of Credit would violate Section 2.01(c), then the Issuing Agent shall issue the requested Letter of Credit for the account of the Company in accordance with the Issuing Agent's usual and customary practices.

            Section 2.04. Letter of Credit Participations. (a) Immediately upon the issuance by the Issuing Agent of any Letter of Credit, the Issuing Agent shall be deemed to have sold and transferred to each other Bank (each such Bank, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage in such Letter of Credit, each drawing made thereunder and the obligations of the Company under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Commitment of the Banks pursuant to Section 1.01(d), Section 1.14 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Percentages of the assignor and assignee Bank or of all Banks, as the case may be.

           (b) In determining whether to pay under any Letter of Credit, the Issuing Agent shall have no obligation relative to the other Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Agent under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Agent any resulting liability to the Company, any Subsidiary of the Company or any Bank.

           (c) In the event that the Issuing Agent makes any payment under any Letter of Credit and the Company shall not have reimbursed such amount in full to the Issuing Agent pursuant to Section 2.05(a), the Issuing Agent shall promptly notify the Administrative Agent, which shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Issuing Agent the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Issuing Agent in Dollars such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Issuing Agent, such Participant agrees to pay to the Issuing Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Issuing Agent at the overnight Federal Funds Rate. The failure of any Participant to make available to the Issuing Agent its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Issuing Agent its Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Issuing Agent such other Participant's Percentage of any such payment.

           (d) Whenever the Issuing Agent receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, the Issuing Agent shall pay to each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the payment of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

           (e) Subject to Section 2.04(b) the obligations of the Participants to make payments to the Issuing Agent with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                   (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Company or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, any other Credit Document, the transactions contemplated herein or therein or any unrelated transactions (including any underlying transaction between the Company or any of its Subsidiaries on the one hand and the beneficiary named in any such Letter of Credit on the other hand);

                 (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                   (v) the occurrence of any Default or Event of Default.

            Section 2.05.  Agreement to Repay Letter of Credit Drawings.
(a) The Company hereby agrees to reimburse the Issuing Agent, by making payment to the Administrative Agent in immediately available funds at the Payment Office of the Administrative Agent, for any payment or disbursement made by the Issuing Agent under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), (i) on the date of such payment or disbursement, if the Issuing Agent provides notice to the Company by 12:00 Noon (New York time) that it has made a payment or disbursement of such amount with respect to a Letter of Credit or (ii) by 12:00 Noon (New York time) on the next Business Day, if the Issuing Agent provides notice to the Borrower after 12:00 Noon (New York time) that it has made a payment or disbursement of such amount with respect to a Letter of Credit, in each case together with interest on the amount so paid or disbursed by the Issuing Agent, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Issuing Agent was reimbursed by the Company therefor at a rate per annum which shall be the Base Rate in effect from time to time; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by the Issuing Agent (and until reimbursed by the Company) at a rate per annum which shall be the Base Rate in effect from time to time plus 2% and with such interest to be payable on demand. The Issuing Agent shall give the Company prompt notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the Company's obligations hereunder.

           (b) The obligations of the Company under this Section 2.05 to reimburse the Issuing Agent with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Company may have or have had against any Bank (including in its capacity as issuer of the Letter of Credit or as Participant), or any non-application or misapplication by the beneficiary of the proceeds of such Drawing, the Issuing Agent's only obligation to the Company being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Issuing Agent any resulting liability to the Company or any of its Subsidiaries.

            Section 2.06. Increased Costs. If at any time after the Effective Date, the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law), or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Issuing Agent or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally acceptable accounting principles, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by the Issuing Agent or participated in by any Participant, or (ii) impose on the Issuing Agent or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the Issuing Agent or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by the Issuing Agent or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of the Issuing Agent or such Participant, pursuant to the laws of the jurisdiction in which the Issuing Agent or such Participant is organized or the jurisdiction in which the Issuing Agent's or such Participant's principal office or applicable lending office is located or any subdivision thereof or therein), then, within 15 days after demand of the Company by the Issuing Agent or such Participant (a copy of which demand shall be sent by the Issuing Agent or such Participant to the Administrative Agent), the Company shall pay to the Issuing Agent or such Participant such additional amount or amounts as will compensate the Issuing Agent or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. The Issuing Agent or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the Company, which notice shall include a certificate submitted to the Company by the Issuing Agent or such Participant (a copy of which certificate shall be sent by the Issuing Agent or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate the Issuing Agent or such Participant. The certificate required to be delivered pursuant to this Section 2.06 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Company. To the extent the notice required by the second preceding sentence is given by the Issuing Agent or any Participant more than 90 days after the occurrence of the event giving rise to the additional costs of the type described in this Section 2.06, the Issuing Agent or such Participant shall not be entitled to compensation under this Section 2.06 for any amounts incurred or accrued prior to the giving of such notice to the Company.

SECTION 3.  FEES; REDUCTIONS OF COMMITMENTS.

            Section 3.01. Fees. (a) The Company agrees to pay to the Administrative Agent for distribution to each Bank a Facility Fee (the "Facility Fee") for the period from the Effective Date to but not including the Final Maturity Date (or such earlier date as the Total Commitment shall have been terminated) on the daily average Commitment of such Bank, at a rate of:

           (i) 0.080% per annum for each day Category A Period exists,

          (ii) 0.095% per annum for each day Category B Period exists,

         (iii) 0.125% per annum for each day Category C Period exists,

          (iv) 0.150% per annum for each day Category D Period exists,

           (v) 0.200% per annum for each day Category E Period exists, and

          (vi) 0.250% per annum for each day Category F Period exists.

Accrued Facility Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year, and on the Final Maturity Date (or upon such earlier date as the Total Commitment is terminated).

           (b) The Company agrees to pay to the Administrative Agent for pro rata distribution to each Bank (based upon such Bank's Percentage) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee") for the period from and including the date of issuance of such Letter of Credit to but not including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin as in effect from time to time on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

           (c) The Company agrees to pay to the Issuing Agent, for its account, a facing fee in respect of each Letter of Credit issued by the Issuing Agent in such amounts as agreed between the Company and the Issuing Agent from time to time.

           (d) The Company agrees to pay to the Issuing Agent, upon each drawing under, issuance of, or amendment to, any Letter of Credit issued by the Issuing Agent, such amount as shall at the time of such event be the administrative charge which the Issuing Agent is generally imposing in connection with such occurrence with respect to letters of credit.

           (e) The Company agrees to pay to the Administrative Agent, for the account of each Bank on the date hereof, such up front fees as shall have been agreed to between the Company and the Administrative Agent.

           (f) The Company agrees to pay to the Administrative Agent, for its own account, such other fees as shall have been agreed to by the Company and the Administrative Agent.

            Section 3.02. Voluntary Reduction of Commitments. (a) Upon at least five Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Company shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Commitment in whole or in part, in integral multiples of $10,000,000 in the case of partial reductions to the Total Commitment, provided that each such reduction shall apply proportionately to permanently reduce the Commitments of each Bank.

           (b) With respect to any Bank subject to replacement pursuant to and as and to the extent provided in Section 13.12(b), the Company may, upon five Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks) terminate the entire Commitment of such Bank so long as all Loans, together with all accrued and unpaid interest, Fees and all other amounts, owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to Section 4.01(b) (at which time Schedule 1.01 shall be deemed modified to reflect such changed amounts), and at such time such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.11, 1.12, 2.06, 4.04, 13.01 and 13.06), which shall survive as to such repaid Bank.

            Section 3.03. Mandatory Reduction of Commitments. The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Final Maturity Date.

SECTION 4.  PREPAYMENTS:  PAYMENTS.

            Section 4.01. Voluntary Prepayments. (a) Each Borrower shall have the right to prepay the Loans (other than Bid Loans and Local Currency Loans) made to it, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the respective Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) same day written notice (or telephonic notice promptly confirmed in writing) of such Borrower's intent to prepay Base Rate Loans or Swingline Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of such Borrower's intent to prepay Eurocurrency Loans, the amount of such prepayment and, in the case of Eurocurrency Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Banks; and (ii) each prepayment shall be of Loans having an Original Dollar Amount of at least $500,000 provided that if any partial prepayment of Eurocurrency Loans made pursuant to any Borrowing shall reduce the outstanding Eurocurrency Loans made pursuant to such Borrowing to an amount less than an Original Dollar Amount of $2,000,000, then such Borrowing may not be continued as a Borrowing of Eurocurrency Loans and any election of an Interest Period with respect thereto given by the respective Borrower shall have no force or effect. Any Bid Loan shall be prepayable only with the consent of the Bank making such Bid Loan. Any Local Currency Loan shall be prepayable to the extent and on the terms provided in the applicable Local Currency Documentation.

           (b) With respect to any Bank subject to replacement pursuant to and as and to the extent provided in Section 13.12(b), the respective Borrower may, upon five Business Days' written notice by such Borrower to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), repay all Loans (other than Bid Loans), together with all accrued and unpaid interest, Fees, and all other amounts owing to the non-consenting Bank in accordance with said Section 13.12(b) so long as (A) the Commitment of such Bank is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Schedule 1.01 shall be deemed modified to reflect the changed Commitments) and (B) the consents required by Section 13.12(b) in connection with the prepayment pursuant to this Section 4.01(b) have been obtained.

            Section 4.02. Mandatory Prepayments. (a) (i) If on any date the sum of (I) the aggregate outstanding Original Dollar Amount of Revolving Loans, Swingline Loans and Bid Loans and (II) the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, there shall be required to be repaid on such date that principal amount of Loans, in an amount equal to such excess.
If, after giving effect to the prepayment of all outstanding Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, there shall be paid to the Administrative Agent at its Payment Office on such date an amount of cash equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash to be held as security for the obligations of the Company hereunder in a cash collateral account established by the Administrative Agent.

                  (ii) If on any date the sum of the aggregate outstanding Original Dollar Amount of Local Currency Loans made under any Local Currency Commitment exceeds such Local Currency Commitment as then in effect, there shall be required to be repaid on such date that principal amount of such Local Currency Loans in an amount equal to such excess.

           (b) With respect to each repayment of Loans required by Section 4.02, the respective Borrower may designate the Types of Loans which are to be repaid and, in the case of Eurocurrency Loans, the specific Borrowing or Borrowings pursuant to which made, provided that: (i) repayments of Eurocurrency Loans made pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all such Eurocurrency Loans with Interest Periods ending on such date of required repayment and all Base Rate Loans have been paid in full; (ii) if any repayment of Eurocurrency Loans denominated in Dollars made pursuant to a single Borrowing shall reduce the outstanding Eurocurrency Loans made pursuant to such Borrowing to an amount less than $2,000,000, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment in respect of any Loans made pursuant to a specific Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

           (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, all then outstanding Loans shall be repaid in full on the Final Maturity Date.

            Section 4.03. Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note (i) to be made in Dollars shall be made to the Administrative Agent for the account of the Bank or Banks entitled thereto no later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Administrative Agent's Payment Office and (ii) to be made in a Eurocurrency shall be made to the Administrative Agent, no later than 12:00 noon local time at the place of payment (or such earlier time as the Administrative Agent may notify to the relevant Borrower(s) as necessary for such funds to be received for same day value on the date of such payment) in the currency in which such amount is owed to such office as the Administrative Agent has previously specified in a notice to the Borrowers for the benefit of the Person or Persons entitled thereto. All payments under this Agreement relating to Local Currency Loans shall be made in the manner provided in the applicable Local Currency Documentation. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

            Section 4.04. Net Payments. (a) All payments made by the Borrowers hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b) and
(c) with respect to payments made by a Borrower hereunder or under any Note, all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein from or through which such payments originate or are made (but excluding, (i) in the case of each Bank and the Administrative Agent, any tax imposed on or measured by net income or profits pursuant to the laws of the jurisdiction in which such Bank or the Administrative Agent (as the case may be) is organized or any subdivision thereof or therein and (ii) in the case of each Bank, any tax imposed on or measured by net income or profits pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the respective Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The respective Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts, or other documents reasonably satisfactory to the Bank or Administrative Agent, evidencing such payment by such Borrower. The respective Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank; provided, however, that the relevant Borrower shall not be obligated to make payment to the Bank or the Administrative Agent (as the case may be) pursuant to this Section in respect of penalties, interest and other liabilities attributable to Taxes, if (x) written demand therefor has not been made by such Bank or the Administrative Agent within 90 days from the date on which such Bank or the Administrative Agent knew of the imposition of Taxes by the relevant governmental authorities or (y) to the extent such penalties, interest and other liabilities are attributable to the gross negligence or willful misconduct of the Bank. If any Bank shall obtain a refund, credit or deduction as a result of the payment of or indemnification for any Taxes made by any Borrower to such Bank pursuant to this Section 4.04(a), such Bank shall pay to such Borrower an amount with respect to such refund, credit or deduction equal to any net tax benefit actually received by such Bank as a result thereof which such Bank determines, in its sole discretion, to be attributable to such payment.

           (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Company and the Administrative Agent on or prior to the Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 or 13.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made by the Company under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made by the Company under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Company and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments by the Company under this Agreement and any Note, or it shall immediately notify the Company and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Bank shall not be required to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Company shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes, income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not timely provided to the Company U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Company shall not be obligated pursuant to Section 4.04(a) to gross-up payments to be made to a Bank in respect of Taxes, income or similar taxes imposed by the United States if (I) such Bank has not provided to the Company the Internal Revenue Service Forms required to be provided to the Company pursuant to this Section 4.04(b), to the extent that such Forms do not establish a complete exemption from withholding of such taxes or (II) in the case of a payment, other than interest, is made to a Bank described in clause (ii) above. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Company agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

           (c) If a Bank is managed and controlled from or incorporated under the laws of any jurisdiction other than the United Kingdom and is required to make Revolving Loans to a Subsidiary Borrower incorporated in the United Kingdom through a lending office located outside the United Kingdom (a "Non-U.K. Bank"), such Non-U.K. Bank agrees to file with the relevant taxing authority (with a copy to the Company and the Administrative Agent), to the extent that it is entitled to file, at the expense of such Subsidiary Borrower within 20 days after the Effective Date, or in the case of a Non-U.K. Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 13.04 (unless the respective Non-U.K. Bank was already a Non-U.K. Bank immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Non-U.K. Bank, two accurate and complete copies of the form entitled "Claim on Behalf of a United States Domestic Corporation to Relief from United Kingdom Income Tax on Interest and Royalties Arising in the United Kingdom," or its counterpart with respect to jurisdictions other than the United States, or any successor form. Such Non-U.K. Bank shall claim in such form its entitlement to a complete exemption from or reduced rate of U.K. withholding tax on interest paid by such Subsidiary Borrower hereunder, and shall file with the relevant taxing authority, any successor forms thereto if any previously filed form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form, provided that the failure to obtain such exemption from or reduced rate of U.K. withholding tax shall not alter the obligations of the Borrowers under Section 4.04(a).

           (d) Each Bank represents and warrants to the Administrative Agent and the Borrowers that under applicable law and treaties in effect as of the date hereof no taxes imposed by the United States or any country in which any Bank is organized or controlled or in which any Bank's applicable lending office is located or any political subdivision of any of the foregoing will be required to be withheld by the Borrowers with respect to any payments to be made to such Bank, or any of its Applicable Lending Offices, in respect of any of the Loans; provided, however, that the Banks shall not make the representations and warranties under this Section 4.04(d) with respect to, and such representations and warranties shall not include, (i) Loans denominated in a currency other than the official currency of the jurisdiction under the laws of which the applicable Borrower is organized and (ii) Loans for which the outstanding principal thereof and interest thereon is being paid by the Company pursuant to
Section 12.

SECTION 5.  CONDITIONS PRECEDENT.

            Section 5.01. Conditions to Effective Date and Credit Events on the Effective Date. The occurrence of the Effective Date pursuant to
Section 13.10, and the obligation of each Bank to make Loans, and the obligation of the Issuing Agent to issue Letters of Credit, in each case on the Effective Date, are subject at the time of such Credit Event to the satisfaction of the following conditions:

                   (a) Execution of Agreement; Notes. (i) This Agreement shall have been executed and delivered as provided in
         Section 13.10 and (ii) to the extent requested by any Bank, there shall have been delivered to (x) the Administrative Agent for the account of the requesting Bank(s) the appropriate Bid Notes and/or Revolving Notes and/or Local Currency Notes executed by the respective Borrower and (y) to ABN AMRO, the Swingline Note executed by the Company, in each case in the amount, maturity and as otherwise provided herein.

                   (b) Opinion of Counsel. On the Effective Date, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Banks and dated the Effective Date, from (i) Wachtell, Lipton, Rosen & Katz, Special Counsel of the Borrowers, covering the matters set forth in and in the form of Exhibit E-1 and (ii) General Counsel of the Company and Cryovac, covering the matters set forth in and in the form of Exhibit E-2, and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                   (c) Corporate Documents; Proceedings; Officers' Certificates. (i) On the Effective Date, the Administrative Agent shall have received from the Company and Cryovac a certificate, dated the Effective Date, signed by the Secretary or any Assistant Secretary of such Borrower, substantially in the form of Exhibit F-1, with appropriate insertions, together with copies of the certificate of incorporation and by-laws of such Borrower and the resolutions of the Borrower referred to in such certificate, and a certificate, dated the Effective Date, signed by the Chairman, President or any Vice President of such Borrower, substantially in the form of Exhibit F-2, and each of the foregoing shall be satisfactory to the Administrative Agent.

                           (ii)  All corporate proceedings and all
         instruments and agreements (other than the Merger Agreement, the Distribution Agreement, the Other Agreements (as defined in the Distribution Agreement) or any instrument or agreement incidental thereto) in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be satisfactory in form and substance to the Administrative Agent, and, with respect to the Company, the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals (to the extent required under clause (d) below), which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                   (d) Governmental Approvals, etc. On or prior to the Effective Date, all necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein including, without limitation, the Reorganization, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents including, without limitation, the Reorganization (except such approvals the failure to obtain which, and such waiting periods the non-expiration of which, prior to consummation of the Reorganization, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect).

                   (e) Existing Credit Agreements. On or prior to the Effective Date, the Company shall have provided evidence satisfactory to the Administrative Agent of amendments to the Existing Credit Agreements which provide for the release of the Company from its obligations under the Existing Credit Agreements.

                   (f) Fees, etc. On the Effective Date, the Company shall have paid to the Administrative Agent and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due.

                   (g) Reorganization. On the Effective Date, the Merger Agreement shall be in full force and effect and any consents of the shareholders of the Company or SAC which may be required to authorize the SAC Merger shall have been obtained.

                   (h) Merger Agreement. On or before the Effective Date, the Agent shall have received true and correct copies of the Merger Agreement and Distribution Agreement.

            Section 5.02. Conditions as to All Credit Events. The occurrence of the Effective Date pursuant to Section 13.10, and the obligation of each Bank to make Loans (including Loans made on the Effective Date, but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(c)) and the obligation of the Issuing Agent to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                   (a) No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default and (ii) all representations and warranties contained herein (other than Section 6.05) and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                   (b) Notice of Borrowing, Letter of Credit Request. (i) Prior to the making of each Loan, the Administrative Agent shall have received a Notice of Borrowing meeting the requirements of
         Section 1.03(a). Prior to the making of each Swingline Loan, ABN AMRO shall have received the notice required by Section 1.03(b).

                           (ii) Prior to the issuance of each Letter of Credit, the Administrative Agent and the Issuing Agent shall have received a Letter of Credit Request meeting the requirements of
         Section 2.03.

The occurrence of the Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrowers that all the applicable conditions to such Credit Event specified in this Section 5 have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Administrative Agent at its Notice Office for the account of each of the Banks and, except for the Notes, if any, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Administrative Agent and the Banks.

            Section 5.03. Subsidiary Borrowers, etc. (a) At any time that the Company desires that a Wholly-Owned Subsidiary of the Company (other than Cryovac) become a Subsidiary Borrower hereunder, such Subsidiary Borrower shall satisfy the following conditions at the time it becomes a Subsidiary Borrower:

                           (i) if requested by any Bank, such Subsidiary Borrower shall have executed and delivered Revolving Notes and, if appropriate, Local Currency Notes satisfying the conditions of
         Section 1.06;

                           (ii) such Subsidiary Borrower shall have executed and delivered an Election to Become a Subsidiary Borrower, which shall be in full force and effect;

                           (iii) to the extent any of the documents, writings, records, instruments and consents that would have been required by Section 5.01(c) if such Subsidiary Borrower had been subject thereto on the Effective Date had not been heretofore delivered, such items shall have been delivered to, and shall be satisfactory to, the Administrative Agent; and

                           (iv) except in the case of SAC, if the SAC
         Merger has occurred, such Subsidiary Borrower shall have received the consent of the Administrative Agent, such consent not to be unreasonably withheld.

           (b) Each Subsidiary Borrower shall cease to be a Borrower hereunder upon the delivery to the Administrative Agent of an Election to Terminate in the form of Exhibit L hereto or such Subsidiary Borrower ceasing to be a Subsidiary. Upon ceasing to be a Borrower pursuant to the preceding sentence, a Borrower shall lose the right to request Borrowings hereunder, but such circumstance shall not affect any obligation of a Subsidiary Borrower theretofore incurred.

SECTION 6.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

            In order to induce the Banks to enter into this Agreement and to make the Loans, and issue (and participate in) the Letters of Credit as provided herein, each Borrower makes the following representations, warranties and agreements, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit.

            Section 6.01. Status. Each of the Company and its Material Subsidiaries (i) is duly organized, validly existing and, if applicable, in good standing, under the laws of the jurisdiction of its incorporation or organization, (ii) has the corporate or comparable power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified as a foreign corporation and, if applicable, in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

            Section 6.02. Power and Authority. Each Borrower and each Subsidiary Guarantor has the corporate or comparable power and authority to execute, deliver and perform the terms and provisions of each of the Credit Documents to which it is a party and has taken all necessary corporate or comparable action to authorize the execution, delivery and performance by it of each of such Credit Documents. Each Borrower and each Subsidiary Guarantor has duly executed and delivered each of the Credit Documents to which it is a party, and each of such Credit Documents constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            Section 6.03. No Violation. Neither the execution, delivery or performance by any Borrower or any Guarantor of the Credit Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) contravenes any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, except where such contravention would not reasonably be expected to have a Material Adverse Effect, (ii) conflicts or is inconsistent with or results in any breach of any of the terms, covenants, conditions or provisions of, or constitutes a default under, or results in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Company or any of its Material Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which the Company or any of its Material Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject, except where such conflict, inconsistency, breach or default would not reasonably be expected to result in a Material Adverse Effect or (iii) violates any provision of the certificate of incorporation or by-laws (or the equivalent documents) of the Company or any of its Material Subsidiaries.

            Section 6.04. Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the relevant Credit Event and which remain in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained by the Company, any Borrower or any Guarantor to authorize, or is required for, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

            Section 6.05.  Financial Statement;  Financial Condition.  The
W. R. Grace & Co./Grace Packaging Special-Purpose Combined Financial Statements appearing at pages F-1 through F-22 of the Joint Proxy Statement/Prospectus of the Company dated February 13, 1998 and the Unaudited Special-Purpose Combined Interim Financial Statements appearing at pages F-23 through F-26 of the Joint Proxy Statement/Prospectus of the Company dated February 13, 1998 present fairly, in all material respects, the combined financial position of the Company and Grace Packaging (as that term is defined in Note 1 to such Special-Purpose Combined Financial Statements) at the dates of the balance sheets, and the combined earnings and cash flows of Grace Packaging (as so defined) for the periods specified therein, in accordance with the basis of presentation described in Note 1 to such Special-Purpose Combined Financial Statements and Note 1 to such Unaudited Special-Purpose Combined Interim Financial Statements, as applicable. Such Special-Purpose Combined Financial Statements and Unaudited Special-Purpose Combined Interim Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently applied (except as set forth in the notes to such Special-Purpose Combined Financial Statements and the notes to such Unaudited Special-Purpose Combined Interim Financial Statements). During the period from September 30, 1997 to the Effective Date, there has been no change in the business, results of operations or financial condition of Grace Packaging (as so defined), that would reasonably be expected to have a Material Adverse Effect.

            Section 6.06. Litigation. Except for certain proceedings, investigations and other legal matters as to which the Company cannot currently predict the results or impact, if any, but as to which in any event, pursuant to the Distribution Agreement, the Company and Cryovac and its affiliates are indemnified by the New Grace Group (as defined in the Distribution Agreement), there are no actions, suits or proceedings pending or, to the knowledge of any Borrower, threatened against the Company or any Material Subsidiary in which there is a reasonable possibility of an adverse decision (i) which in any manner draws into question the validity or enforceability of any Credit Document or (ii) that would reasonably be expected to have a Material Adverse Effect.

            Section 6.07. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Company or any of its Subsidiaries in writing to any Bank (including, without limitation, all information relating to the Company and its Subsidiaries contained in the Credit Documents but excluding any forecasts and projections of financial information and results submitted to any Bank) for purposes of or in connection with this Agreement, or any transaction contemplated herein, is to the knowledge of the Company true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

            Section 6.08. Use of Proceeds; Margin Regulations. (a) All proceeds of Loans shall be used by the respective Borrowers (i) to make cash transfers as provided in the Distribution Agreement, (ii) to repay certain existing Indebtedness of the Company and its Subsidiaries, or (iii) for the working capital and general corporate purposes of the Company and its Subsidiaries, including acquisitions of assets and stock (including repurchases by the Company of its own stock).

           (b) No part of the proceeds of any Loan will be used by any Borrower or any Subsidiary thereof to purchase or carry any Margin Stock (other than repurchases by the Company of its own stock) or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

            Section 6.09. Tax Returns and Payments. Each of the Company and its Subsidiaries has timely filed or caused to be timely filed, on the due dates thereof or pursuant to applicable extensions thereof, with the appropriate taxing authority, all Federal and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Company and/or any of its Subsidiaries, except where the failure to so file would not reasonably be expected to result in a Material Adverse Effect. Each of the Company and its Subsidiaries has paid all material taxes payable by them other than taxes which are not delinquent, and other than those contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles and which if unpaid would reasonably be expected to result in a Material Adverse Effect.

            Section 6.10. Compliance with ERISA. Each Plan is in substantial compliance with the material provisions of ERISA and the Code; no Reportable Event has occurred with respect to a Plan which would reasonably be expected to result in a Material Adverse Effect; no Plan is insolvent or in reorganization; excluding Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) the aggregate Unfunded Current Liability for all Plans does not exceed $20,000,000, and no Plan has an accumulated or waived funding deficiency or has applied for an extension of any amortization period within the meaning of Section 412 of the Code; all material contributions required to be made with respect to a Plan have been timely made; neither the Company nor any Subsidiary of the Company nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), or 4971 of the Code; no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan other than pursuant to Section 4041(b) of ERISA; and no lien imposed under the Code or ERISA on the assets of the Company or any Subsidiary of the Company or any ERISA Affiliate exists or is likely to arise on account of any Plan. All representations made in this Section
6.10 with respect to Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) shall be to the best knowledge of the Company.

            Section 6.11. Subsidiaries. Schedule 6.11 correctly sets forth, as of the Effective Date, each Material Subsidiary of the Company.

            Section 6.12. Compliance with Statutes, etc. Each of the Company and its Subsidiaries is, to the knowledge of the Senior Financial Officers, after due inquiry, in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their businesses and the ownership of their property, except any such noncompliance as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            Section 6.13. Environmental Matters. (a) Each of the Company and its Subsidiaries is, to the knowledge of the Senior Financial Officers, after due inquiry, in compliance with all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, except for any such noncompliance or failures which would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

           (b) Neither the Company nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of any Environmental Law or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to release of any toxic or hazardous waste or substance into the environment, except for notices that relate to noncompliance or remedial action which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            Section 6.14. Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" or a company
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            Section 6.15. Public Utility Holding Company Act. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            Section 6.16.  Patents, Licenses, Franchises and Formulas.
Each of the Company and its Subsidiaries owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, or each has obtained licenses or assignments of all other rights of whatever nature necessary for the present conduct of its businesses, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, would reasonably be expected to result in a Material Adverse Effect.

            Section 6.17. Properties. Each of the Company and its Subsidiaries has good title to all properties owned by them, free and clear of all Liens, other than as permitted by Section 8.03, except where the failure to have such good title free and clear of such Liens would not reasonably be expected to result in a Material Adverse Effect.

            Section 6.18. Labor Relations. Neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect.

SECTION 7.  AFFIRMATIVE COVENANTS.

            Each Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated, and the Loans, any Unpaid Drawings and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 7.01. Information Covenants. The Company will furnish to the Administrative Agent (in sufficient quantity for each Bank):

                   (a) Quarterly Financial Statements. Within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period and the related consolidated statement of cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, all of which shall be certified by the chief financial officer of the Company subject to normal year-end audit adjustments and to the fact that such financial statements may be abbreviated and may omit footnotes or contain incomplete footnotes.

                   (b) Annual Financial Statements. Within 120 days after the close of each fiscal year of the Company, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and cash flows for such fiscal year, in each case reported on by independent certified public accountants of recognized national standing.

                   (c) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01
         (a) and (b), a certificate of the chief financial officer of the Company to the effect that to the best of such officer's knowledge, no Default has occurred and is continuing, or if the chief financial officer is unable to make such certification, such officer shall supply a statement setting forth the reasons for such inability, specifying the nature and extent of such reasons. Such certificate shall also set forth the calculations required to establish whether the Company was in compliance with the provisions of Sections 8.01 and 8.02, at the end of such fiscal quarter or year, as the case may be.

                   (d) Notice of Default or Litigation. Promptly, and in any event within five Business Days after a Senior Financial Officer obtains actual knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or (ii) a development or event which would reasonably be expected to have a Material Adverse Effect.

                   (e) Other Reports and Filings. Within ten Business Days after the same are filed, copies of all reports on Forms 10-K, 10-Q, and 8-K and any amendments thereto, or successor forms, which the Company may file with the Securities Exchange Commission or any governmental agencies substituted therefor.

                   (f) Other Information. From time to time, such other information or documents (financial or otherwise) as any Bank may reasonably request.

            Section 7.02. Books, Records and Inspections. The Company will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or the Required Banks, at their own expense, upon five Business Days' notice, to visit and inspect (subject to reasonable safety and confidentiality requirements) any of the properties of the Company or such Subsidiary, and to examine the books of account of the Company or such Subsidiary and discuss the affairs, finances and accounts of the Company or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times during normal business hours and intervals and to such reasonable extent as the Administrative Agent or the Required Banks may request; provided that such Bank shall have given the Company's Chief Financial Officer or Treasurer a reasonable opportunity to participate therein in person or through a designated representative.

            Section 7.03. Maintenance of Insurance. The Company will, and will cause each of its Material Subsidiaries to maintain with financially sound and reputable insurance companies (which may include captive insurers) insurance as is reasonable for the business activities of the Company and its Subsidiaries.

            Section 7.04. Corporate Franchises. The Company will, and will cause each of its Material Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and corporate or comparable franchises necessary or desirable in the normal conduct of its business; provided, however, that nothing in this
Section 7.04 shall prevent any transaction that is part of the Reorganization or prevent (i) any merger or consolidation between or among the Subsidiaries of the Company, in each case in accordance with Section 8.06, or (ii) the dissolution or liquidation of any Subsidiary of the Company or the withdrawal by the Company or any of its Subsidiaries of its qualification to do business as a foreign corporation in any jurisdiction, if the Company determines that there is a valid business purpose for doing so.

            Section 7.05. Compliance with Statutes, etc. The Company will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including, without limitation, all Environmental Laws applicable to the ownership or use of Real Property now or hereafter owned or operated by the Company or any of its Subsidiaries), except where the necessity of compliance therewith is being contested in good faith and except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            Section 7.06. ERISA. As soon as possible and, in any event, within 10 days after a Senior Financial Officer of the Company knows of the occurrence of any of the following, the Company will deliver to each of the Banks a certificate of the Chief Financial Officer of the Company setting forth details as to such occurrence and the action, if any, that the Company or a Subsidiary is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event which would reasonably be expected to result in a Material Adverse Effect has occurred; that a Plan has been or is expected to be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan pursuant to which the Company, a Subsidiary of the Company or an ERISA Affiliate will be required to contribute amounts in excess of $20,000,000 in the aggregate in any fiscal year of the Company in order to effect such termination; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that the Company, any Subsidiary of the Company or any ERISA Affiliate will or is expected to incur any material liability (including any indirect, contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29) or 4971 of the Code.

            Section 7.07. Performance of Obligations. The Company will, and will cause each of its Subsidiaries to, perform all of its material monetary obligations, including tax liabilities, under the terms of each mortgage, indenture, security agreement and other material agreement by which it is bound, except where the same is being contested in good faith and except such non-payments as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            Section 7.08. Spin-off and SAC Merger. Both the Spin-off and the SAC Merger shall have been completed within five days of the first Credit Event hereunder and immediately upon consummation of the SAC Merger all representations and warranties contained herein and in the other Credit Documents shall be deemed to have been made as of the date of consummation of the SAC Merger and after giving effect to the SAC Merger.

            Section 7.09. Additional Guarantors. The Company shall (i) within 30 days after the delivery of the financial statements required to be delivered pursuant to Section 7.01(a) or (b) cause each Domestic Subsidiary which, directly, or indirectly, is, at the date of such financial statements, a Material Subsidiary and not already a Subsidiary Guarantor, to become a Subsidiary Guarantor hereunder, (ii) immediately upon consummation of the SAC Merger cause SAC to become a Subsidiary Guarantor hereunder, and (iii) immediately upon consummation of an Acquisition cause any Acquired Entity which, directly or indirectly, is both a Domestic Subsidiary and a Material Subsidiary, to become a Subsidiary Guarantor hereunder, in each case by executing a Subsidiary Guarantee Agreement and delivering to the Administrative Agent the documents that would have been required by Section 5.01(c) if such Subsidiary had been subject thereto on the Effective Date.

SECTION 8.  NEGATIVE COVENANTS.

            Each Borrower covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated, and the Loans, any Unpaid Drawings and the Notes, together with interest, Fees and all other obligations incurred hereunder and thereunder, are paid in full:

            Section 8.01. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio (i) for the Test Periods ending on June 30, 1998, September 30, 1998 and December 31, 1998 to be less than 2.8 to
1.0 and (ii) for any Test Period ending after December 31, 1998 to be less than 3.0 to 1.0.

            Section 8.02. Leverage Ratio. The Company will not permit the Leverage Ratio at any time after the SAC Merger to be more than 3.5 to 1.0.

            Section 8.03. Liens. The Company will not, and will not permit any of its Material Subsidiaries to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                   (a) Liens existing on the date hereof securing Indebtedness outstanding on the date hereof or incurred pursuant to Section 8.04(b), in any case identified on Schedule 8.04(b);

                   (b) Liens on any asset securing Indebtedness incurred or assumed after the date hereof for the purpose of financing all or any part of the cost of purchasing or constructing such asset (including any capitalized lease); provided that such Lien attaches to such asset concurrently with or within 180 days after the purchase or completion of construction thereof;

                   (c) any Lien on any asset of any Person existing at the time such Person becomes a Subsidiary of the Company and not created in contemplation of such event;

                   (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Company or any of its Subsidiaries and not created in contemplation of such event;

                   (e) any Lien on any asset existing prior to the acquisition thereof by the Company or any of its Subsidiaries and not created in contemplation of such acquisition;

                   (f) any Lien arising out of the renewal, replacement or refunding of any Indebtedness secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Indebtedness is not increased other than by an amount equal to any reasonable financing fees and is not secured by any additional assets;

                   (g) Liens created pursuant to any industrial revenue bond or similar conduit financing to secure the related
         Indebtedness, so long as such Lien is limited to the assets of the related project;

                   (h) Liens securing any obligations of any Subsidiary of the Company to a Borrower or a Subsidiary Guarantor;

                   (i) Liens on Accounts Receivable that are the subject of a Permitted Receivables Financing (and any related property that would ordinarily be subjected to a lien in connection therewith, such as proceeds and records);

                   (j) Liens for taxes, governmental assessments, charges or levies in the nature of taxes not yet due and payable, or Liens for taxes, governmental assessments, charges or levies in the nature of taxes being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established;

                   (k) Liens imposed by law, which were incurred in the ordinary course of business and do not secure indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's, repairmen's and mechanic's liens and other similar Liens arising in the ordinary course of business, including, without limitation, Liens in respect of litigation claims made or filed against the Company or any of its Subsidiaries in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its Subsidiaries or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                   (l)  Permitted Encumbrances;

                   (m) utility deposits and pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation, or to secure the performance of tenders, statutory obligations, surety, customs and appeal bonds, bids, leases, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                   (n) landlord's liens under leases to which the Company or any of its Subsidiaries is a party;

                   (o) Liens arising from precautionary UCC financing statement filings regarding operating leases;

                   (p) Liens not otherwise permitted by the foregoing clauses of this Section securing Indebtedness in an aggregate principal amount outstanding at any time not exceeding the greater of $150,000,000 and 10% of Consolidated Stockholders' Equity as at the last day of the most recently ended fiscal quarter of the Company; and

                   (q) Prior to the Spin-off, Liens that are permitted by the Existing Credit Agreements.

      Section 8.04. Subsidiary Indebtedness. The Company will not permit any of its Material Subsidiaries to create, incur, assume or suffer to exist any Indebtedness, except:

                   (a) Indebtedness incurred pursuant to this Agreement and the Other Credit Agreement;

                   (b) Indebtedness existing as of February 28, 1998 or incurred pursuant to commitments or lines of credit in effect as of February 28, 1998, in any case identified on Schedule 8.04(b), or any renewal, replacement or refunding thereof so long as such renewals, replacements or refundings do not increase the amount of such Indebtedness or such commitments or lines of credit in the aggregate;

                   (c) Indebtedness of any Person existing at the time such Person becomes a Subsidiary of the Company or is merged or consolidated into the Company or any of its Subsidiaries and not created in contemplation of such event, provided that on a pro forma basis (assuming that such event had been consummated on the first day of the most recently ended period of four fiscal quarters for which financial statements have been or are required to have been delivered pursuant to Section 7.01), the Company would have been in compliance with Sections 8.01 and 8.02 as of the last day of such period, and any renewal, replacement or refunding thereof so long as such renewal, replacement or refunding does not increase the amount of such Indebtedness;

                   (d)  Indebtedness of a Subsidiary Guarantor;

                   (e) Indebtedness owed to the Company or a Subsidiary of the Company;

                   (f)  Indebtedness secured by Liens permitted pursuant to
         Section 8.03(b);

                   (g) Indebtedness arising under a Permitted Receivables Financing; and

                   (h) Indebtedness not otherwise permitted by the foregoing clauses of this Section 8.04 in an aggregate principal amount at any time outstanding not exceeding the greater of $150,000,000 and 10% of Consolidated Stockholders' Equity as at the last day of the most recently ended fiscal quarter of the Company.

            Section 8.05. Limitations on Acquisitions. The Company will not, and will not permit any of its Subsidiaries, to make any Material Acquisition unless (i) no Event of Default exists or would exist after giving effect to such Material Acquisition and (ii) except in the case of any transaction that is part of the Reorganization, concurrently with or before consummation of such Material Acquisition, the Company delivers to the Administrative Agent a certificate of the Chief Financial Officer of the Company, certifying that (A) immediately upon and following the consummation of such Material Acquisition, the Company will be in compliance with Sections 8.03 and 8.04 and (B) on a pro forma basis (assuming such Material Acquisition had been consummated on the first day of the most recently ended period of four fiscal quarters for which financial statements have been or are required to have been delivered pursuant to Section 7.01 and determined, if the SAC Merger occurs, as to any period of four fiscal quarters during which or before the SAC Merger took place on a pro forma basis assuming the SAC Merger had been consummated on the first day of such period), the Company would have been in compliance with Sections 8.01 and 8.02 as of the last day of such period.

            Section 8.06. Mergers and Consolidations. Other than any transaction that is part of the Reorganization, the Company will not, and will not permit any Material Subsidiary to, be a party to any merger or consolidation, provided that:

                   (a) any Subsidiary may consolidate with or merge into the Company or another Subsidiary if in any such merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation; and

                   (b) any Person may consolidate with or merge into the Company or any Subsidiary if (A) in any such merger or consolidation involving the Company, the Company is the surviving or continuing corporation, (B) in any such merger or consolidation involving a Subsidiary the corporation resulting from such merger or consolidation shall be a Subsidiary; and (C) at the time of such merger or consolidation and after giving effect thereto, (i) if such transaction constitutes a Material Acquisition, the Company or such Subsidiary has complied with Section 8.05 and (ii) in any event, no Event of Default shall have occurred and be continuing or would result after giving effect to such transaction.

            Section 8.07. Asset Sales. (a) Other than in connection with any transaction that is part of the Reorganization or as may be permitted by Section 8.07(b), the Company will not, and will not permit any Material Subsidiary to, sell, lease, transfer or otherwise dispose of (by merger or otherwise to a Person who is not a Wholly-Owned Subsidiary) all or any part of its property if such transaction involves a substantial portion of the business of the Company and its Subsidiaries, taken as a whole. As used in this paragraph, a sale, lease, transfer or other disposition of any property of the Company or a Subsidiary shall be deemed to be a substantial portion of the business of the Company and its Subsidiaries, taken as a whole, if the property proposed to be disposed of, together with all other property previously sold, leased, transferred or disposed of (other than in the ordinary course of business and other than as part of a Permitted Receivables Financing) during the current fiscal year of the Company would exceed 10% of the Consolidated Assets as of the end of the immediately preceding fiscal year (determined, if the SAC Merger occurs, on a pro forma basis assuming the SAC Merger had been consummated on December 31, 1997).

           (b) The Company will not, and will not permit any Material Subsidiary to, sell, pledge or otherwise transfer any Accounts Receivable as a method of financing (other than in connection with any transaction that is part of the Reorganization) unless, after giving effect thereto the sum of (i) the aggregate uncollected balances of Accounts Receivable so transferred ("Transferred Receivables") plus (ii) the aggregate amount of collections on Transferred Receivables theretofore received by the seller but not yet remitted to the purchaser, in each case at the date of determination, would not exceed $300,000,000 (a "Permitted Receivables Financing").

            Section 8.08. Business. The Company will not, and will not permit any of its Subsidiaries to, engage in any business other than the businesses in which the Company and its subsidiaries, taken as a whole, or, if the SAC Merger occurs, SAC and its Subsidiaries, taken as a whole, are engaged on the Effective Date, plus extensions and expansions thereof, and businesses and activities incidental or related thereto.

            Section 8.09. Limitation on Asset Transfers to Foreign Subsidiaries. Neither the Company nor any Domestic Subsidiary, will convey, sell, lease, assign, transfer or otherwise dispose of (collectively, a "transfer") any of its property, business or assets (including, without limitation leasehold interests), whether now owned or hereafter acquired, to any Foreign Subsidiary, except in connection with the Reorganization or such transfers which, individually or in the aggregate, would not reasonably be expected to materially and adversely affect the business, results of operations or financial condition of the Company or of the Company and its Subsidiaries taken as a whole.

SECTION 9.  EVENTS OF DEFAULT.

            The occurrence of any of the following specified events shall constitute an "Event of Default":

            Section 9.01. Payments. Any Borrower shall (i) default in the payment when due of any payment of principal of its Loans or Notes or (ii) default, and such default shall continue unremedied for at least two Business Days, of any payment of interest on its Loans or Notes, of any Unpaid Drawing or any Fees owing by it hereunder or thereunder; or

            Section 9.02. Representations, etc. Any representation, warranty or statement made by any Borrower herein or in any other Credit Document or in any certificate delivered pursuant hereto or thereto shall prove to have been, when made, untrue in any material respect; or

            Section 9.03. Covenants. Any Borrower shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7.08, 7.09 and/or 8 (other than Section 8.08 or 8.09) or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Sections 9.01 and 9.02 and clause (i) of this Section 9.03 but including Sections 8.08 and 8.09) contained in this Agreement and such default described in this clause
(ii) shall continue unremedied for a period of 30 days after written notice to the Company by the Administrative Agent or the Required Banks; or

            Section 9.04. Default Under Other Agreements. (i) The Company or any of its Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Notes) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Notes) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness to become due prior to its stated maturity or (ii) any Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or other mandatory required prepayment or by reason of optional prepayment or tender by the issuer at its discretion, prior to the stated maturity thereof; provided that it shall not constitute an Event of Default pursuant to this Section 9.04 unless the aggregate amount of all Indebtedness referred to in clauses (i) and (ii) above exceeds $20,000,000 at any one time; or

            Section 9.05. Bankruptcy, etc. The Company or any of its Material Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company or any of its Material Subsidiaries, and the petition is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any of its Material Subsidiaries, or the Company or any of its Material Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any of its Material Subsidiaries, or there is commenced against the Company or any of its Material Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Company or any of its Material Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any of its Material Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Company or any of its Material Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Company or any of its Material Subsidiaries for the purpose of effecting any of the foregoing; or

            Section 9.06. ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA (other than 4041(b)), any Plan shall have an Unfunded Current Liability, a material contribution required to be made to a Plan has not been timely made, the Company or any Subsidiary of the Company or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), or 4971 of the
Code; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability, involving in any case in excess of $20,000,000; and (c) which lien, security interest or liability, would reasonably be expected to have a Material Adverse Effect; or

            Section 9.07. Judgments. One or more judgments or decrees shall be entered against the Company or any of its Material Subsidiaries involving in the aggregate for the Company and its Material Subsidiaries a liability (not paid or fully covered by insurance) of $20,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

            Section 9.08. Guaranty. The Guaranty or any provision thereof shall cease to be in full force or effect, or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm such Guarantor's obligations under the Guaranty; or

            Section 9.09. Change of Control.  A Change of Control shall occur.

         If an Event of Default has occurred and is continuing, the Administrative Agent shall upon the written request of the Required Banks, by written notice to the Company, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Bank or the holder of any Note to enforce its claims against any Borrower (provided, that, if an Event of Default specified in Section 9.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Company as specified in clauses (i), (ii) and (v) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Bank shall forthwith terminate immediately and any Facility Fee and other Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the Company to pay (and the Company agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 9.05 in respect of the Company, it will pay) to the Administrative Agent at its Payment Office such additional amounts of cash, to be held as security for the Company's reimbursement obligations for Drawings that may subsequently occur under outstanding Letters of Credit thereunder, equal to the aggregate Stated Amount of all Letters of Credit issued and then outstanding; and (v) apply any cash collateral as provided in Section 4.02(a).

SECTION 10. DEFINITIONS AND ACCOUNTING TERMS.

            Section 10.01. Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "ABN AMRO" shall mean ABN AMRO Bank N.V. in its individual capacity.

         "Accounts Receivable" shall mean, with respect to any Person, all rights of such Person to the payment of money arising out of any sale, lease or other disposition of goods or provision of services by such Person.

         "Acquired Entities" shall mean any Person that becomes a Subsidiary as a result of an Acquisition.

         "Acquisition" means (i) an investment by the Company or any of its Subsidiaries in any Person (other than the Company or any of its Subsidiaries) pursuant to which such Person shall become a Subsidiary or shall be merged into or consolidated with the Company or any of its Subsidiaries or (ii) an acquisition by the Company or any of its Subsidiaries of the property and assets of any Person (other than the Company or any of its Subsidiaries) that constitutes substantially all of the assets of such Person or any division or line or business of such Person.

         "Administrative Agent" shall mean ABN AMRO Bank N.V., in its capacity as Administrative Agent for the Banks hereunder, and shall include any successor to the Administrative Agent appointed pursuant to Section 11.09.

         "Affiliate" shall mean, with respect to any Person, any other Person
(i) directly or indirectly controlling (including, but not limited to, all directors and officers of such Person), controlled by, or under direct or indirect common control with, such Person or (ii) that directly or indirectly owns more than 5% of the voting securities of such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of, such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" shall mean this Global Revolving Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

         "Applicable Credit Rating" at any time shall mean (i) the Moody's Credit Rating at such time and the S&P Credit Rating at such time, if such Credit Ratings are the same, or (ii) if the Moody's Credit Rating and the S&P Credit Rating differ by one level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers), the Applicable Credit Rating shall be the higher of the two Credit Ratings or
(iii) if the Moody's Credit Rating and the S&P Credit Rating differ by more than one level, the Applicable Credit Rating shall be the Credit Rating that is one level lower than the higher of the two Credit Ratings. If any Credit Rating shall be changed by Moody's or S&P, such change shall be effective for purposes of this definition as of the Business Day following such change. Any change in the Applicable Credit Rating shall apply during the period beginning on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

         "Applicable Margin" shall mean, for any day, the rate per annum set forth below opposite the Applicable Rating Period then in effect, it being understood that the Applicable Margin shall be based on the Applicable Rating Period designated as a "Category D Period" until such time as the Leverage Ratio for the first Test Period ended after the Effective Date shall be determined as provided in the definition of "Applicable Rating Period" or until the Company shall have obtained both a Moody's Credit Rating and S&P Credit Rating, at which time the Applicable Margin shall be determined as provided below:

              APPLICABLE RATING
                   PERIOD                              RATE

              Category A Period                       .170%
              Category B Period                       .205%
              Category C Period                       .250%
              Category D Period                       .300%
              Category E Period                       .425%
              Category F Period                       .500%

provided, that for each day the sum of the outstanding principal amount of the Loans, Unpaid Drawings, and the Stated Amount of all Letters of Credit outstanding plus the outstanding principal amount of the "Loans", "Unpaid Drawings", and the Stated Amount of all "Letters of Credit" outstanding under the Other Credit Agreement exceeds $800,000,000, the Applicable Margin shall be increased by 0.05% per annum.

         "Applicable Rating Period" shall mean, subject to the terms and conditions set forth below, the period set forth below then in effect:

APPLICABLE RATING PERIOD                       CRITERIA

Category A Period           Either (i) the Applicable Credit Rating is A-
                            or higher (to the extent based on a S&P Credit
                            Rating) or A3 or higher (to the extent based on a Moody's Credit Rating) or (ii) the Leverage
                            Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section 7.01(a) or (b) is less than 1.00:1.00.

Category B Period           Either (i) the Applicable Credit Rating is BBB+
                            (to the extent based on a S&P Credit Rating) or Baa1 (to the extent based on a Moody's Credit
                            Rating) or (ii) the Leverage Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section
                            7.01(a) or (b) is greater than or equal to 1.00:1.00, but less than 1.50:1.00, and in either case a Category A Period is not then in effect.

Category C Period           Either (i) the Applicable Credit Rating is
                            BBB (to the extent based on a S&P Credit
                            Rating) or Baa2 (to the extent based on a Moody's Credit Rating) or (ii) the Leverage
                            Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section 7.01(a) or (b) is greater than or equal to 1.50:1.00, but less than 2.00:1.00, and in either case neither a Category A Period nor a Category B Period is then in effect.

Category D Period           Either (i) the Applicable Credit Rating is
                            BBB- (to the extent based on a S&P Credit
                            Rating) or Baa3 (to the extent based on a Moody's Credit Rating) or (ii) the Leverage
                            Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section 7.01(a) or (b) is greater than or equal to 2.00:1.00, but less than 2.50:1.00, and in either case neither a Category A Period, Category B Period nor a Category C Period is in effect.

Category E Period           Either (i) the Applicable Credit Rating is BB+
                            (to the extent based on a S&P Credit Rating) or Ba1 (to the extent based on a Moody's Credit
                            Rating) or (ii) the Leverage Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section
                            7.01(a) or (b) is greater than or equal to 2.50:1.00, but less than 3.00:1.00, and in either case neither a Category A Period, Category B Period, Category C Period nor
                            Category D Period is then in effect.

Category F Period           Either (i) the Applicable Credit Rating is BB
                            or lower (to the extent based on a S&P Credit
                            Rating) or Ba2 or lower (to the extent based on a Moody's Credit Rating) or (ii) the Leverage
                            Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section 7.01(a) or (b) is greater than or equal to 3.00:1.00, and in either case neither a Category A Period, Category B Period,
                            Category C Period, Category D Period nor
                            Category E Period is then in effect.

         A Leverage Ratio shall remain in effect until the date the Administrative Agent receives the Company's most recent financial statements pursuant to Section 7.01(a) or (b), at which time the Applicable Rating Period shall be adjusted based upon the Leverage Ratio for the Test Period ending on the last day of the immediately preceding fiscal quarter. If the Company fails to deliver its financial statements within the times specified in Section 7.01(a) or (b), as applicable, then the Company shall be deemed to have a Category F Period Leverage Ratio for such Test Period until it delivers such financial statements, at which time the Applicable Rating Period will be adjusted effective as of the date of the receipt of such financial statements based upon the Leverage Ratio as of the last day of the Test Period covered by such financial statements. Notwithstanding anything to the contrary contained herein, in the event that only one Credit Rating exists at any time or if no Credit Rating exists, then the Applicable Rating Period shall be based on the Leverage Ratio as of the last day of the Test Period then last ended as determined from the most recent financial statements delivered pursuant to Section 7.01(a) or (b).

         "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit G (appropriately completed).

         "Bank" shall mean each financial institution listed in Schedule 1.01, as well as any Person which becomes a "Bank" hereunder pursuant to Section 13.04.

         "Bank Default" shall mean (i) the refusal (which has not been retracted) of a Bank to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) a Bank having notified in writing the Company and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(a), (b) or (c) or Section 2, in the case of either clause (i) or (ii) as a result of any takeover of such Bank by any regulatory authority or agency.

         "Bankruptcy Code" shall have the meaning provided in Section 9.05.

         "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate and (y) the Prime Lending Rate as in effect from time to time.

         "Base Rate Loans" shall mean any Loan designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

         "Bid Borrowing" shall mean a Borrowing consisting of simultaneous Bid Loans from each of the Banks whose offer to make one or more Bid Loans as part of such Borrowing has been accepted by the Company under the procedure described in Section 1.04.

         "Bid Loan" shall mean a Loan by a Bank to the Company as part of a Bid Borrowing.

         "Bid Note" shall have the meaning provided in Section 1.06(b).

         "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

         "Borrowing" shall mean (i) the borrowing by a Borrower of one Type of Loan on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurocurrency Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.11(b) shall be considered part of the related Borrowing of Eurocurrency Loans and
(ii) the borrowing by the Company of Swingline Loans from ABN AMRO on a given date.

         "Business Day" shall mean (i) for all purposes other than as covered by clauses (ii) or (iii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close, (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans denominated in Dollars, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank Eurocurrency market and (iii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Local Currency Loans or Eurocurrency Loans denominated in a Local Currency, any day which is a Business Day described in clause (i) above and on which banks and foreign exchange markets are open for business in the city where disbursements of or payments on such Loan are to be made.

         "Capital Leases" shall mean at any date any lease of Property which, in accordance with generally accepted accounting principles, would be required to be capitalized on the balance sheet of the lessee.

         "Change of Control" shall mean (i) any "Person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding an employee benefit or stock ownership plan of the Company, is or shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)- 5 under the Exchange Act), directly or indirectly, of 50% or more on a fully diluted basis of the voting stock of the Company or shall have the right to elect a majority of the directors of the Company or (ii) the Board of Directors of the Company shall cease to consist of a majority of Continuing Directors; provided that any change in the ownership of the stock of the Company or change in the Board of Directors of the Company occurring in connection with the consummation of the Reorganization shall not result in the occurrence of a Change of Control.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement, and to any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

         "Commitment" of any Bank shall mean its Revolving Loan Commitment and its Local Currency Commitments.

         "Company" shall have the meaning provided in the first paragraph of this Agreement.

         "Consolidated Assets" shall mean, at any date, the total assets of the Company and its Subsidiaries as at such date in accordance with GAAP.

         "Consolidated Debt" shall mean, at any time, all Indebtedness (other than Contingent Obligations) of the Company and its Subsidiaries determined on a consolidated basis.

         "Consolidated Interest Expense" for any period shall mean total interest expense (including amounts properly attributable to interest with respect to capital leases in accordance with generally accepted accounting principles and amortization of debt discount and debt issuance costs) of the Company and its Subsidiaries on a consolidated basis for such period.

         "Consolidated Liabilities" shall mean, at any date, the sum of all liabilities of the Company and its Subsidiaries as at such date in accordance with GAAP, provided that the Convertible Preferred Stock shall not be a liability.

         "Consolidated Stockholders' Equity" shall mean, at any date, the remainder of (a) Consolidated Assets as at such date, minus (b)
Consolidated Liabilities as at such date.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing any Indebtedness ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the amount such Person guarantees but in any event not more than the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Continuing Directors" shall mean the directors of the Company on the Effective Date and each other director, if such director becomes a director in connection with the Reorganization or such director's nomination for election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors.

         "Convertible Preferred Stock" shall mean the voting convertible preferred stock, which will become (with the consummation of the SAC Merger) series A preferred stock of the Company.

         "Credit Documents" shall mean this Agreement, and once executed and delivered pursuant to the terms of this Agreement, each Note, each Letter of Credit Request, each Notice of Borrowing, each Notice of Conversion, each Letter of Credit, all Local Currency Documentation, each Notice of Bid Borrowing and each Subsidiary Guarantee Agreement.

         "Credit Event" shall mean (i) the occurrence of the Effective Date and (ii) the making of any Loan or the issuance of any Letter of Credit.

         "Credit Rating" shall mean the Moody's Credit Rating or the S&P Credit Rating.

         "Creditors" shall mean and include the Administrative Agent, each Bank and the Issuing Agent.

         "Cryovac" shall have the meaning provided in the first paragraph of this Agreement.

         "Default" shall mean any Event of Default or event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Distribution Agreement" shall have the same meaning herein as in the Merger Agreement.

         "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States (expressed in dollars).

         "Domestic Subsidiary" shall mean any Subsidiary of the Company other than a Foreign Subsidiary.

         "Drawing" shall have the meaning provided in Section 2.05(b).

         "EBITDA" for any period shall mean the consolidated net income (or loss) of the Company and its Subsidiaries for such period, adjusted by adding thereto (or subtracting in the case of a gain) the following amounts to the extent deducted or included, as applicable, when calculating consolidated net income (a) Consolidated Interest Expense, (b) income taxes, (c) any extraordinary gains or losses, (d) gains or losses from sales of assets (other than from sales of inventory in the ordinary course of business), (e) all amortization of goodwill and other intangibles, (f) depreciation, (g) all non-cash contributions or accruals to or with respect to deferred profit sharing or compensation plans, (h) any non-cash gains or losses resulting from the cumulative effect of changes in accounting principles, and (i) non-recurring reasonable charges incurred by the Company or any of its Subsidiaries on or prior to December 31, 1998 in connection with the Reorganization and any restructuring charges or any asset revaluation provisions, to the extent such amounts do not exceed $80,000,000; provided that there shall be included in such determination for such period all such amounts attributable to any Acquired Entity acquired during such period pursuant to an Acquisition to the extent not subsequently sold or otherwise disposed of during such period for the portion of such period prior to such Acquisition; provided further that any amounts added to consolidated net income pursuant to clause (g) above for any period shall be deducted from consolidated net income for the period, if ever, in which such amounts are paid in cash by the Company or any of its Subsidiaries.

         "Effective Date" shall have the meaning provided in Section 13.10.

         "Election to Become a Subsidiary Borrower" shall mean an Election to Become a Subsidiary Borrower in the form of Exhibit H, which shall be executed by each Subsidiary Borrower in accordance with Section 5.03.

         "Eligible Transferee" shall mean and include a commercial bank or financial institution.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by the Company or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to the environment.

         "Environmental Law" shall mean any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to the environment or Hazardous Materials.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Company or any of its Subsidiaries would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c), (m) and (o) of the Code or (ii) as a result of the Company or any of its Subsidiaries being or having been a general partner of such person.

         "Euro" shall mean the currency of participating member states of the European Union that adopt a single currency in accordance with the Treaty on European Union signed February 7, 1992.

         "Eurocurrency" means any of Australian Dollars, Belgian Francs, Canadian Dollars, Deutsche Marks, Dollars, Dutch Guilders, French Francs, Italian Lire, Japanese Yen, Norwegian Krone, British Pounds Sterling, Spanish Pesetas, Swedish Krona, and any other currency approved by the Administrative Agent and the Banks, in each case for so long as such currency is freely transferable and convertible to Dollars and is available to the Required Banks.

         "Eurocurrency Loan" shall mean any Loan designated as such by the requesting Borrower at the time of the incurrence thereof or conversion thereto.

         "Eurocurrency Reserve Percentage" shall mean the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

         "Eurocurrency Rate" shall mean the offered quotation to first-class banks in the London interbank eurocurrency market by ABN AMRO for deposits of amounts in Dollars or the relevant Eurocurrency, as appropriate, in immediately available funds comparable to the outstanding principal amount of the Eurocurrency Loan of ABN AMRO with maturities comparable to the Interest Period applicable to such Eurocurrency Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period.

         "Event of Default" shall have the meaning provided in Section 9.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Existing Credit Agreements" shall mean (i) the Credit Agreement dated as of May 16, 1997 among W. R. Grace & Co.-Conn., W. R. Grace &
Co., the Banks party thereto and The Chase Manhattan Bank, as Administrative Agent, and (ii) the 364-Day Credit Agreement dated as of May 16, 1997 among W. R. Grace & Co.-Conn., W. R. Grace & Co., the Banks party thereto, NationsBank, N.A. (South), as Documentation Agent, and The Chase Manhattan Bank as Administrative Agent.

         "Facility Fee" shall have the meaning provided in Section 3.01(a).

         "Federal Funds Rate" shall mean for any period, a fluctuating interest rate (equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

         "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

         "Final Maturity Date" shall mean March 30, 2003.

         "Fixed Rate Loans" shall mean Bid Loans, Eurocurrency Loans and Offered Rate Loans.

         "Foreign Subsidiary" shall mean (i) each Subsidiary of the Company not incorporated under the laws of the United States or of any State thereof and (ii) any other Subsidiary of the Company substantially all of the operations of which remain outside the United States.

         "Guaranteed Obligations" shall mean the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note and Loan made under this Agreement, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Company and each Subsidiary Borrower to the Administrative Agent and the Banks now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document to which the Company or any Subsidiary Borrower is a party and the due performance and compliance with all the terms, conditions and agreements contained in such Credit Documents by the Company and each Subsidiary Borrower.

         "Guarantor" shall mean the Company or a Subsidiary Guarantor.

         "Guarantors" shall mean the Company and each Subsidiary Guarantor.

         "Guaranty" shall mean the Guaranty of the Company and the Subsidiary Guarantors set forth in Section 12.

         "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect under any applicable Environmental Law.

         "Indebtedness" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable and accrued expenses arising in the ordinary course of business) to the extent such amounts would in accordance with GAAP be recorded as debt on a balance sheet of such Person, (iv) all obligations of such Person as lessee which are capitalized in accordance with GAAP, (v) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit (other than letters of credit which secure obligations in respect of trade payables or other letters of credit not securing Indebtedness, unless such reimbursement obligation remains unsatisfied for more than 3 Business Days), (vi) all Indebtedness secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person, and (vii) all Contingent Obligations of such Person minus the portion of such Contingent Obligation which is secured by a letter of credit naming such Person as beneficiary issued by a bank which, at the time of the issuance (or any renewal or extension) of such Letter of Credit has a long term senior unsecured indebtedness rating of at least A by S&P or A2 by Moody's.

         "Interest Coverage Ratio" for any period shall mean the ratio of EBITDA to the sum of (i) Consolidated Interest Expense for such period and
(ii) the aggregate principal amount of dividends paid or accrued on the Company's preferred stock during such period; provided that when calculating the Interest Coverage Ratio (i) for the period ending June 30, 1998 Consolidated Interest Expense and dividends shall be the amount equal to the Interest Expense and dividends paid for the fiscal quarter ending June 30, 1998 times four (4); (ii) for the period ending September 30, 1998 Consolidated Interest Expense and dividends shall be the amount calculated for the two fiscal quarters ending September 30, 1998 times two
(2); and (iii) for the period ending December 31, 1998 Consolidated Interest Expense and dividends shall be the amount calculated for the three fiscal quarters ending December 31, 1998 times one and one-third (1-1/3).

         "Interest Determination Date" shall mean, with respect to any Eurocurrency Loan, the Business Day established in accordance with market custom and practice in the Eurocurrency market, as determined by the Administrative Agent (it being agreed that such date is the second Business
Day) prior to the commencement of any Interest Period relating to such Eurocurrency Loan for Dollars and all Local Currencies (other than Pound Sterling) and the first day of such Interest Period for Pounds Sterling).

         "Interest Period" shall have the meaning provided in Section 1.10.

         "Issuing Agent" shall mean ABN AMRO Bank N.V. in its capacity as issuer of the Letters of Credit and, if ABN AMRO shall cease to be a Bank hereunder, such Bank which has agreed with the Company to act as issuer of the Letters of Credit.

         "Judgment Currency" shall have the meaning provided in Section
13.17.

         "Judgment Currency Conversion Date" shall have the meaning provided in Section 13.17.

         "Letter of Credit" shall have the meaning provided in Section
2.01(a).

         "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

         "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the aggregate amount of all Unpaid Drawings.

         "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

         "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time to EBITDA for the Test Period last ended.

         "Lien" shall mean any mortgage, pledge, hypothecation, encumbrance, lien (statutory or other) or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease.

         "Loan" shall mean any Revolving Loan, Bid Loan, Swingline Loan or Local Currency Loan.

         "Local Affiliate" means any Affiliate of a Bank who has executed a Local Currency Designation and Assignment Agreement and as to which such Bank has not delivered a notice terminating such designation.

         "Local Currency" shall mean any currency in which a Bank has agreed to extend a Local Currency Commitment.

         "Local Currency Addendum" means a Local Currency Addendum in the form of Exhibit I hereto and shall be executed by a Subsidiary Borrower (if applicable), the Company, a Bank and the Administrative Agent which, among other things, specifies the Local Currency Commitment designated in Dollars which such Bank is willing to provide, the applicable country and currency in which Local Currency Loans made pursuant to such Local Currency Commitment will be made available, the interest rate and margin applicable to such Local Currency Loans, the fees which will accrue on such Local Currency Commitment and such other borrowing mechanics as may be applicable.

         "Local Currency Commitment" means, for any Bank or any Local Affiliate, the amount specified in the applicable Local Currency
Documentation, as the same may be adjusted from time to time pursuant to
Section 1.01(d) and the applicable Local Currency Documentation.

         "Local Currency Designation and Assignment Agreement" means a Local Currency Designation and Assignment Agreement in the form of Exhibit J hereto and shall be executed by the Company, a Subsidiary Borrower (if applicable), a Bank, such Bank's Local Affiliate and the Administrative Agent which, among other things, specifies such Local Affiliate's Local Currency Commitment designated in Dollars, the applicable country and currency in which Local Currency Loans made pursuant to such Local Currency Commitment will be made available, the interest rate and margin applicable to such Local Currency Loans, the fees which will accrue on such Local Currency Commitment and such other borrowing mechanics as may be applicable.

         "Local Currency Documentation" means, in the case of a Bank providing a Local Currency Commitment, a Local Currency Addendum and in the case of a Local Affiliate providing a Local Currency Commitment, a Local Currency Designation and Assignment Agreement, and any documents executed in connection therewith.

         "Local Currency Loan" shall have the meaning provided in Section 1.01(d)(ii).

         "Local Currency Note" shall have the meaning provided in Section
1.06(b).

         "Mandatory Borrowings" shall have the meaning provided in Section 1.01(c).

         "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System.

         "Material Adverse Effect" means a material adverse effect on the business, results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole.

         "Material Acquisition" means an Acquisition in which the aggregate purchase price paid in cash or property (other than property consisting of equity shares or interests or other equivalents of corporate stock of, or partnership or other ownership interests in, the Company), equals or exceeds 10% of the sum (calculated without giving effect to such Acquisition) of (i) Consolidated Debt (determined as at the end of the most recently ended fiscal quarter of the Company), plus (ii) Consolidated Stockholders' Equity (determined as at the end of the then most recently ended fiscal quarter of the Company), plus (iii) any increase thereof attributable to any equity offerings or issuances of capital stock occurring subsequent to the end of such fiscal quarter and before any such purchase or acquisition.

         "Material Subsidiary" means any Borrower and any other Subsidiary that, directly or indirectly through a Subsidiary, either (A) owns assets with a book value in excess of 2% of the book value of the Consolidated Assets measured as of the last day of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to
Section 7.01(a) or (b) or (B) generated annual revenues in excess of 2% of the revenues of the Company and its Subsidiaries, taken as a whole, for the most recently completed four fiscal quarter period for which financial statements have been delivered pursuant to Section 7.01(a) or (b) (determined in each case, if a Material Acquisition occurs, on a pro forma basis assuming such Material Acquisition had been consummated on the first day of the most recently ended four fiscal quarter period).

         "Maximum Swingline Amount" shall mean $20,000,000.

         "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of August 14, 1997 among the Company, Packco Acquisition Corp. and SAC, as amended.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Moody's Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned, whether express or indicative, by Moody's to the Company's senior unsecured long-term debt, provided that in the event that no senior unsecured long-term debt of the Company is rated by Moody's, there shall be no Moody's Credit Rating.

         "Non-U.K.  Bank" shall have the meaning provided in Section
4.04(c).

         "Note" shall mean and include each Revolving Note, Bid Note, Swingline Note and each Local Currency Note.

         "Notice of Bid Borrowing" shall have the meaning provided in
Section 1.04(a)(i).

         "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

         "Notice of Conversion" shall have the meaning provided in Section
1.07.

         "Notice Office" shall mean the office of the Administrative Agent located at 1325 Avenue of the Americas, New York, New York 10019,
Attention: Agency Services, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "NYSE" shall mean The New York Stock Exchange.

         "Obligations" shall mean all amounts owing to the Administrative Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

         "Obligation Currency" shall have the meaning provided in Section
13.17.

         "Offered Rate Loan" shall have the meaning provided in Section
1.01(b)

         "Original Dollar Amount" means the amount of any Obligation denominated in Dollars and, in relation to any Loan denominated in a currency other than Dollars, the U.S. Dollar Equivalent of such Loan on the day it is advanced or continued for an additional Interest Period.

         "Other Credit Agreement" shall mean the Global Revolving Credit Agreement (364-Day) dated as of the date hereof among the Company, Cryovac, each Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as guarantors, the banks party thereto from time to time, ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents, as amended from time to time.

         "Participant" shall have the meaning provided in Section 2.04(a).

         "Payment Office" shall mean the office of the Administrative Agent located at 1325 Avenue of the Americas, New York, New York 10019, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA or any successor thereto.

         "Percentage" of any Bank at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Bank at such time and the denominator of which is the Total Revolving Loan Commitment at such time; provided, that if the Percentage of any Bank is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Banks shall be determined immediately prior (and without giving effect) to such termination.

         "Permitted Encumbrances" shall mean as of any particular time, (i) such easements, leases, subleases, encroachments, rights of way, minor defects, irregularities or encumbrances on title which are not unusual with respect to property similar in character to any such Real Property and which do not secure Indebtedness and do not materially impair such Real Property for the purpose for which it is held or materially interfere with the conduct of the business of the Company or any of its Subsidiaries and
(ii) municipal and zoning ordinances, which are not violated by the existing improvements and the present use made by the Company or any of its Subsidiaries of such Real Property.

         "Permitted Receivables Financing" shall have the meaning provided in Section 8.07(b).

         "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any multiemployer or single-employer plan subject to Title IV of ERISA which is maintained or contributed to by (or to which there is an obligation to contribute to) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which the Company or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Prime Lending Rate" shall mean the rate which ABN AMRO announces from time to time as its prime lending rate for U.S. Dollar loans to borrowers located in the United States. The Prime Lending Rate shall change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. ABN AMRO may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including leaseholds.

         "Register" shall have the meaning provided in Section 13.16.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

         "Replaced Bank" shall have the meaning provided in Section 1.14.

         "Replacement Bank" shall have the meaning provided in Section
1.14.

         "Reportable Event" shall mean an event described in Section 4043(b) and (c) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

         "Reorganization" means the transactions contemplated by the Distribution Agreement and the Merger Agreement.

         "Required Banks" shall mean Banks, the sum of whose outstanding Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans, Bid Loans and Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) and, subject to Section 1.01(d)(iv), Local Currency Commitments (or after the termination thereof, outstanding Local Currency Loans) represent an amount greater than 50% of the sum of the Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans and the aggregate Percentages of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time) and the Total Local Currency Commitment (or after the termination thereof, the total outstanding Local Currency Loans).

         "Returns" shall have the meaning provided in Section 6.09.

         "Revolving Loan" shall have the meaning provided in Section
1.01(a).

         "Revolving Loan Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule 1.01 directly below the column entitled "Revolving Loan Commitment," as same may be (x) adjusted from time to time pursuant to Sections 1.01(d), 3.02, 3.03 and/or 9 or (y) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 1.14 or 13.04(b).

         "Revolving Note" shall have the meaning provided in Section
1.06(b).

         "SAC" means Sealed Air Corporation, a Delaware corporation (to be renamed "Sealed Air Corporation (US)").

         "SAC Merger" shall mean the merger of Packco Acquisition Corp. with and into SAC as contemplated by the Merger Agreement.

         "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b).

         "Securities Act" shall mean the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

         "Senior Financial Officer" shall mean the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer and each Assistant Treasurer of the Company.

         "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw Hill, Inc.

         "S&P Credit Rating" shall mean the rating level (it being understood that a rating level shall include numerical modifiers and (+) and (-) modifiers) assigned, whether express or implied, by S&P to the Company's senior unsecured long-term debt, provided that in the event that no senior unsecured outstanding long-term debt of the Company is rated by S&P there shall be no S&P Credit Rating.

         "Spin-off" shall mean the transfer by the Company of all the equity interests in Grace Specialty Chemicals, Inc. to the stockholders of the Company substantially on the terms specified in the Merger Agreement and the Distribution Agreement.

         "Stated Amount" of each Letter of Credit shall mean at any time the maximum amount available to be drawn thereunder at such time, determined without regard to whether any conditions to drawing could then be met.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time; provided that prior to the Spin-off each reference in this Agreement and any other Credit Document to any Subsidiary of the Company or to the Company and its Subsidiaries, taken as a whole, shall be deemed to refer, respectively, only to Cryovac and Cryovac's Subsidiaries and to the Company and Cryovac and Cryovac's Subsidiaries, taken as a whole.

         "Subsidiary Borrower" shall mean and include Cryovac and any other Wholly-Owned Subsidiary of the Company that has become and remains a Subsidiary Borrower pursuant to Section 5.03.

         "Subsidiary Guarantee Agreement" means a letter to the Administrative Agent in the form of Exhibit K hereto executed by a Subsidiary whereby it acknowledges it is party hereto as a Guarantor under
Section 12 hereof.

         "Subsidiary Guarantor" shall mean Cryovac and all other Domestic Subsidiaries of the Company which pursuant to Section 7.09 have become and remain Guarantors hereunder.

         "Swingline Expiry Date" shall mean the date which is two Business Days prior to the Final Maturity Date.

         "Swingline Loan" shall have the meaning provided in Section
1.01(b).

         "Swingline Note" shall have the meaning provided in Section
1.06(b).

         "Taxes" shall have the meaning provided in Section 4.04(a).

         "Test Period" shall mean the four consecutive fiscal quarters of the Company then last ended, in each case taken as one accounting period.

         "Total Local Currency Commitment" shall mean, at any time, the sum of the Local Currency Commitments of each of the Banks and their Local Affiliates.

         "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Banks.

         "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Banks.

         "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment less (y) the sum of the aggregate principal amount of Revolving Loans, Bid Loans and Swingline Loans outstanding plus the then aggregate amount of Letter of Credit Outstandings.

         "Tranche" shall mean the respective facility and commitments utilized in making Loans, with there being four separate Tranches, i.e., Bid Loans, Revolving Loans, Swingline Loans and Local Currency Loans.

         "Type" shall mean any type of Loan determined with respect to the interest option and currency applicable thereto, i.e., a Base Rate Loan, Bid Loan, Offered Rate Loan or a Eurocurrency Loan.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan means the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of such Plan.

         "United States" and "U.S." shall each mean the United States of America.

         "Unpaid Drawings" shall have the meaning provided in Section
2.05(a).

         "Unutilized Revolving Loan Commitment" of any Bank at any time shall mean the Revolving Loan Commitment of such Bank at such time less the sum of (i) the aggregate principal amount of Revolving Loans made by such Bank and then outstanding and (ii) such Bank's Percentage of Swingline Loans and the Letter of Credit Outstandings at such time.

         "U.S. Dollar Equivalent" means the amount of Dollars which would be realized by converting another currency into Dollars in the spot market at the exchange rate quoted by the Administrative Agent, at approximately 11:00 a.m. (London time) two Business Days prior to the date on which a computation thereof is required to be made, to major banks in the interbank foreign exchange market for the purchase of Dollars for such other currency.

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

            Section 10.02.  Principles of Construction.  (a)  All
references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Agreement unless otherwise specified.

            (b) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United Sates as in effect from time to time.

SECTION 11.  THE ADMINISTRATIVE AGENT.

            Section 11.01. Appointment. The Banks hereby designate ABN AMRO Bank N.V. as Administrative Agent to act as specified herein and in the other Credit Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

            Section 11.02. Nature of Duties. The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Administrative Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Documents a fiduciary relationship in respect of any Bank or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

            Section 11.03. Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Bank and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Company and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Company and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Bank or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Bank or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Company and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Company and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

            Section 11.04. Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Banks with respect to any act or action (including failure to act) in connection with the Agreement or any Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Banks; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Bank or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Banks.

            Section 11.05. Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, without respect to all legal maters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent.

            Section 11.06. Indemnification. To the extent the Administrative Agent is not reimbursed and indemnified by the Borrowers, the Banks will reimburse and indemnify the Administrative Agent, in proportion to their respective Percentages as used in determining the Required Banks, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its respective duties as Administrative Agent hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct.

            Section 11.07. The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans and issue Letters of Credit under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Bank" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Banks," "Required Banks," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Company or any Subsidiary or Affiliate of the Company as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrowers for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

            Section 11.08. Holders. The Administrative Agent shall deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

            Section 11.09. Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 days' prior written notice to the Company and the Banks. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below.

            (b) Upon any such notice of resignation, the Required Banks shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Company.

            (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Company, shall then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Banks appoint a successor Administrative Agent as provided above.

            Section 11.10. Documentation Agent and Syndication Agents. Nothing in this Agreement shall impose upon the Documentation Agent or either Syndication Agent, in their respective capacities as such, any duty or responsibility whatsoever.

SECTION 12.  GUARANTY.

            Section 12.01. The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder to the Borrowers and in recognition of the direct benefits to be received by the Company and each Subsidiary Guarantor from the proceeds of the Loans to the Borrowers, each Guarantor hereby agrees with the Banks as follows: each Guarantor hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all of the Guaranteed Obligations to the Creditors. If any or all of the Guaranteed Obligations to the Creditors becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Creditors, or order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Creditors in collecting any of the Guaranteed Obligations.

            Section 12.02. Bankruptcy. Additionally, each Guarantor unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations to the Creditors whether or not then due or payable by any Borrower upon the occurrence in respect of such Borrower of any of the events specified in Section 9.05, and unconditionally and irrevocably promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

            Section 12.03. Nature of Liability. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of any Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Borrower, or (e) any payment made to the Administrative Agent or the Creditors on the indebtedness which the Administrative Agent or such Creditors repay any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

            Section 12.04. Independent Obligation. The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or any Borrower and whether or not any other Guarantor or any Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by any Borrower or other circumstance which operates to toll any statute of limitations as to such Borrower shall operate to toll the statute of limitations as to each Guarantor.

            Section 12.05. Authorization. Each Guarantor authorizes the Creditors without notice or demand (except as shall be required by applicable law and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                   (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                   (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

                   (c) exercise or refrain from exercising any rights against any Borrower or others or otherwise act or refrain from acting;

                   (d) release or substitute any one or more endorsers, guarantors, any Borrower or other obligors;

                   (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to its creditors other than the Creditors;

                   (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Creditors regardless of what liability or liabilities of the Company or any Borrower remain unpaid;

                   (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

                   (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Section 12.

            Section 12.06. Reliance. It is not necessary for the Creditors to inquire into the capacity or powers of any Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            Section 12.07. Subordination. Any of the indebtedness of any Borrower relating to the Guaranteed Obligations now or hereafter owing to a Guarantor is hereby subordinated to the Guaranteed Obligations of such Borrower owing to the Creditors; and if the Administrative Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of such Borrower to a Guarantor shall be collected, enforced and received by the Company for the benefit of the Creditors and be paid over to the Administrative Agent on behalf of the Creditors on account of the Guaranteed Obligations of such Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of any Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation or contribution which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 5.09 of the Bankruptcy Code or otherwise) against any Borrower or any other Guarantor until all Guaranteed Obligations have been irrevocably paid in full in cash.

            Section 12.08. Waiver. (a) Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Creditors to (i) proceed against any Borrower or any other party, (ii) proceed against or exhaust any security held from any Borrower or any other party or (iii) pursue any other remedy in the Administrative Agent's or any other Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of any Borrower, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower other than payment in full of the Guaranteed Obligations. To the greatest extent permitted by law the Creditors may, at their election, foreclose on any security held by the Administrative Agent or any other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any other Creditors may have against any Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Guarantor or any other party or any security.

           (b) Each Guarantor waives all presentments, demands for performance, protests and notices (except as otherwise expressly provided for herein), including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which each Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

           Section 12.09. Nature of Liability. It is the desire and intent of the Guarantors and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of any Guarantor under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor shall be deemed to be reduced and such Guarantor shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.

           Section 12.10. Judgments Binding. If claim is ever made upon any Creditor or any subsequent holder of a Note of any Borrower for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant, then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon each Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or other instrument evidencing any liability of any Borrower, and each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

SECTION 13.  MISCELLANEOUS.

            Section 13.01. Payment of Expenses, Etc. The Borrowers jointly and severally shall: (i) whether or not the transactions contemplated herein are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and disbursements of Chapman and Cutler subject to any ceiling separately agreed) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Administrative Agent in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent and, following an Event of Default, each of the Banks in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and, following an Event of Default, for each of the Banks); (ii) pay and hold each of the Banks harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iii) indemnify the Administrative Agent and each Bank, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Administrative Agent or any Bank is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Company or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Company, any of its Subsidiaries or any Real Property owned or at any time operated by the Company or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Bank set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

            Section 13.02. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Company or any Subsidiary Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) (in whatever currency denominated) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of the Company or any Subsidiary Borrower against and on account of the Obligations and liabilities of the Company or any Subsidiary Borrower to such Bank under this Agreement or under any of the other Credit Documents, (in whatever currency denominated) including, without limitation, all interests in Obligations purchased by such Bank pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            Section 13.03. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied, cabled or delivered: if to the Company or Cryovac at: One Town Center Road, Boca Raton, Florida 33486-1010, Attention: Susan G. Eccher, Assistant Treasurer, (Tel.) 561-362-1949, (Fax) 561-362-1944; if to any
Subsidiary Borrower, at such Subsidiary Borrower's address provided in the respective Election to Become a Subsidiary Borrower; if to any Subsidiary Guarantor, at such Subsidiary Guarantor's address specified opposite its signature below as provided in the respective Subsidiary Guarantee Agreement; if to any Bank, at its address specified opposite its name on the applicable signature page hereof or in the applicable Assignment and Assumption Agreement; and if to the Administrative Agent, at its Notice Office; or, as to any Borrower, any Subsidiary Guarantor or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Bank, at such other address as shall be designated by such Bank in a written notice to the Company and the Administrative Agent. All such notices and communications shall, when mailed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

            Section 13.04. Benefit of Agreement, Etc. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Banks and, provided, further, that, although any Bank may transfer, assign or grant participations in its rights hereunder, such Bank shall remain a "Bank" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Bank" hereunder and, provided, further, that no Bank shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Final Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation.

           (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) to its parent company and/or any affiliate of such Bank which is at least 80% owned by such Bank or its parent company or to one or more Banks or (y) assign all, or if less than all, a portion, when added to the "Revolving Loan Commitment" under the Other Credit Agreement assigned concurrently therewith, equal to at least $10,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments (and related outstanding Obligations) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time Schedule 1.01 shall be deemed modified to reflect the Commitments of such new Bank and of the existing Banks, (ii) upon surrender of any old Notes, upon request new Notes will be issued to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.06 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iii) the consent of the Administrative Agent and the Company shall be required in connection with any such assignment pursuant to clause (y) above (which consent shall not be unreasonably withheld), (iv) the assigning Bank shall assign the same percentage of its "Revolving Credit Commitment" under the Other Credit Agreement concurrently with such assignment, and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $3,500 (which assignment fee need not be paid hereunder if the assignment fee is paid under the Other Credit Agreement) and, provided, further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 13.16. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Bank shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this
Section 13.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Company and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to Section 1.14 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.11, 1.12 or 2.06 from those being charged by the respective assigning Bank prior to such assignment, then the Company shall not be obligated to pay such increased costs (although the Company shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

            (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

            Section 13.05. No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Bank or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower and the Administrative Agent or any Bank or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Bank or the holder of any Note would otherwise have. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Bank or the holder of any Note to any other or further action in any circumstances without notice or demand.

            Section 13.06. Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the respective Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Facility Fee or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligations then owed and due to such Bank bears to the total of such Obligations then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Borrower to such Banks in such amount as shall result in a proportional participation by all the Banks in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            Section 13.07. Calculations; Computations. (a) All computations of interest, Facility Fees and other Fees hereunder shall be made on the basis of a year of (i) 365/366 days, as applicable, with respect to Facility Fees, Letter of Credit Fees and interest on Base Rate Loans and Eurocurrency Loans denominated in Pounds Sterling and other Local Currencies customarily computed on such basis in accordance with customary Eurocurrency market practice, as determined by the Administrative Agent and
(ii) 360 days, with respect to all other amounts, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. The applicable Local Currency Documentation may specify that a different day count method is applicable to amounts owing pursuant to such Local Currency Documentation.

            (b) For purposes of determining compliance with the dollar amounts set forth in Section 8 and determining the Applicable Margin, the dollar equivalent of any Indebtedness or other obligation incurred in a currency other than Dollars shall be the dollar equivalent thereof as in effect on the last Business Day of the then most recently ended fiscal quarter of the Company and such dollar equivalent shall remain in effect until same is recalculated as of the last Business Day of the immediately succeeding fiscal quarter, and with such dollar equivalent to mean, at any time of determination thereof, the amount of Dollars which could be purchased with the amount of currency involved in such computation at the spot exchange rate therefor as published in the New York edition of The Wall Street Journal on the date one Business Day subsequent to the date of any determination of such dollar equivalent, provided that if the New York edition of The Wall Street Journal is not published on such date, reference shall be made to such rate as set forth in the most recently published New York edition of The Wall Street Journal, and provided further, that if any time the New York edition of The Wall Street Journal ceases to publish such exchange rates, the dollar equivalent shall be the amount of Dollars which could be purchased with the amount of currency involved in such computation at the spot rate therefor as quoted by the Administrative Agent at approximately 11:00 a.m. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

            Section 13.08. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) This Agreement and the other Credit Documents and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the law of the State of New York. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or the United States for the Southern District of New York located in the Borough of Manhattan, and, by execution and delivery of this Agreement, each Borrower and Subsidiary Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Borrower and Subsidiary Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Borrower or Subsidiary Guarantor, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Borrower or Subsidiary Guarantor. Each Subsidiary Borrower and Subsidiary Guarantor hereby irrevocably designates, appoints and empowers the Company as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason the Company shall cease to be available to act as such, each Subsidiary Borrower and Subsidiary Guarantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Administrative Agent under this Agreement. Each Borrower and Subsidiary Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address specified pursuant to Section 13.03, such service to become effective 30 days after such mailing. Each Borrower and Subsidiary Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Administrative Agent under this Agreement, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Borrower or Subsidiary Guarantor in any other jurisdiction.

           (b) Each Borrower and Subsidiary Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

           (c) The Company hereby agrees with each Subsidiary Borrower, each Subsidiary Guarantor, the Administrative Agent and each Bank that the Company irrevocably accepts such appointment as agent as set forth in clause (a) of this Section 13.08 and agrees that the Company (i) shall inform the Administrative Agent promptly in writing of any change of its address, (ii) shall notify the Administrative Agent of any termination of any of the agency relationships created by clause (a) of this Section 13.08, (iii) shall perform its obligations as such agent in accordance with the provisions of clause (a) of this Section 13.08 and (iv) shall forward promptly to each Subsidiary Borrower and Subsidiary Guarantor any legal process received by the Company in its capacity as process agent. As process agent, the Company agrees to discharge the above-mentioned obligations and will not refuse fulfillment of such obligations under clause (a) of this Section 13.08. In addition, the Company agrees that it shall maintain its qualification to do business in the State of New York and shall at all times have a registered agent in New York to receive service of process.

           (d) Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby.

            Section 13.09. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Administrative Agent.

            Section 13.10. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which (i) the Company, Cryovac and each of the Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at its Notice Office or, in the case of the Banks, shall have given to the Administrative Agent telephonic (confirmed in writing), written or facsimile notice (actually received) at such office that the same has been signed and mailed to it and (ii) all conditions contained in Section 5.01 are met to the satisfaction of the Administrative Agent and the Required Banks (determined after giving effect to the Effective Date). Upon the satisfaction of the conditions described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Effective Date shall not release any Borrower from any liability or prevent the existence of an Event of Default based upon failure to satisfy one or more of the applicable conditions contained in Section 5.01). The Administrative Agent will give each Borrower and each Bank prompt written notice of the occurrence of the Effective Date.

            Section 13.11. Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            Section 13.12. Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrowers and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Final Maturity Date, or reduce the rate or extend the time of payment of interest thereon or any Fees, or reduce the principal amount thereof, (ii) amend, modify or waive any provision of the definition of "Eurocurrency" or of Section 13.06(b) or this Section 13.12, (iii) reduce the percentage specified in the definition of Required Banks, (iv) except as provided in Section 13.18 hereof, release any Guarantor from its obligations under the Guaranty or (v) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (w) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants or Defaults shall not constitute an increase of the Commitment of a Bank), (x) without the consent of ABN AMRO, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (y) without the consent of each Bank with a Local Currency Commitment or that has arranged for one of its Local Affiliates to provide a Local Currency Commitment, amend, modify or waive any provision of Section 1 as same applies to Local Currency Commitments, or (z) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 11 as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent.

           (b) If, in connection with any proposed change, waiver, discharge or termination with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Company shall have the right, so long as all non-consenting Banks whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.14 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Revolving Loan Commitment and repay in full such non-consenting Bank's outstanding Loans in accordance with Sections 3.02(b) and 4.01(b), provided that, unless the Commitments that are terminated, and Loans that are repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Banks (determined before giving effect to the proposed action) must specifically consent thereto, provided further, that in any event the Company shall not have the right to replace a Bank, terminate its Commitments or repay its Loans solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 13.12(a).

           Section 13.13. Survival. All indemnities set forth herein including, without limitation, in Sections 1.11, 1.12, 2.06, 4.04, 13.01 and 13.06 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

           Section 13.14. Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Bank. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section
13.14 would, at the time of such transfer, result in increased costs under
Section 1.11, 1.12, 2.06 or 4.04 from those being charged by the respective Bank prior to such transfer, then the Borrowers shall not be obligated to pay such increased costs (although the Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

           Section 13.15. Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.15, each Bank agrees that it will use its best efforts not to disclose without the prior consent of the Company (other than to its employees, auditors, advisors or counsel or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Bank) any information with respect to the Company or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Company to the Banks in writing as confidential, provided that any Bank may disclose any such information (i) as has become generally available to the public, (ii) as may be required or appropriate in any report, examination, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (iii) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (iv) in order to comply with any law, order, regulation or ruling applicable to such Bank, (v) to the Administrative Agent and (vi) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Revolving Loan Commitments or any interest therein by such Bank, provided, that such prospective transferee agrees to abide by the provisions contained in this Section.

           (b) Each Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to the Company or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Company and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Bank).

           Section 13.16. Register. Each Borrower hereby designates the Administrative Agent to serve as such Borrower's agent, solely for purposes of this Section 13.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect such Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitment of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to
Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note, if any, evidencing such Loan, and thereupon one or more new Notes, if requested by the transferor Bank and/or the new Bank, shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrowers jointly and severally agree to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.16.

           Section 13.17. Judgment Currency. (a) The Borrowers' obligation hereunder and under the other Credit Documents to make payments in Dollars or any other currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or the respective Bank of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Bank under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

           (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

           (c)  For purposes of determining any rate of exchange for this
Section 13.17, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

           Section 13.18. Release of Subsidiary Guaranty. The Guaranty provided by a Subsidiary Guarantor will automatically be terminated upon the receipt by the Administrative Agent of a certificate from a Senior Financial Officer, certifying as of the date of the certificate that, after the consummation of the transaction or series of transactions described in such certificate (which certification shall also state that such transactions, individually or in the aggregate, will be in compliance with the terms and conditions of this Agreement, including to the extent applicable, the covenants contained in Section 8, and that no Event of Default existed, exists or will exist, as the case may be, immediately before, as a result of, or immediately after giving effect to the transaction or transactions and the terminations), the Subsidiary identified in such certification will no longer be a Subsidiary of the Company. The Administrative Agent and each Bank shall, at the Company's expense, execute and deliver such instruments as the Company may reasonably request to evidence such termination.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.


                                      W. R. GRACE & CO., as Borrower and
                                      Guarantor

                                      By /s/ J. Gary Kaenzig, Jr.
                                         ------------------------------------
                                         Its Senior Vice President
                                             --------------------------------


                                      CRYOVAC, INC, as Borrower and
                                      Guarantor

                                      By /s/ J. Gary Kaenzig, Jr.
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------








Address:                              ABN AMRO BANK N.V., individually
                                        and as Administrative Agent

   500 Park Avenue
   New York, New York 10022
   Attention:  Jack Deegan            By /s/ John W. Deegan
   Telephone:  (212) 446-4263            ------------------------------------
   Telecopy:   (212) 446-4237            Its Group Vice President
                                             --------------------------------

                                      By /s/ Ryan D. Robinson
                                         ------------------------------------
                                         Its Group Vice President
                                             --------------------------------




Address:                              BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

   335 Madison Avenue, 6th Fl.
   New York, NY 10017
   Attention:  Annette Hanami
   Telephone:  (212) 503-7483         By /s/ Ambrish Thanawala
   Telecopy:   (212) 503-7355            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              BANKERS TRUST COMPANY

   130 Liberty Street, 34th Floor
   New York, New York 10006
   Attention:  Gregory Shefrin
   Telephone:  (212) 250-1724         By /s/ Gregory P. Shefrin
   Telecopy:   (212) 250-7218            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              NATIONSBANK, N.A.

   767 Fifth Avenue, 5th Floor
   New York, NY 10153-0083
   Attention:  Thomas Kane
   Telephone:  (212) 407-5341         By /s/ Thomas J. Kane
   Telecopy:   (212) 593-1083            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              CITIBANK, N.A.

   399 Park Avenue
   New York, New York 10043
   Attention:  Bill Martens
   Telephone:  (212) 559-3895         By /s/ William G. Martens III
   Telecopy:   (212) 793-5017            ------------------------------------
                                         Its Attorney-In-Fact
                                             --------------------------------




Address:                              COMMERZBANK AG, NEW YORK BRANCH

   Two World Financial Center
   34th Floor
   New York, NY  10281-1050
   Attention:  Bob Donohue            By /s/ Robert J. Donohue
   Telephone:  (212) 266-7336            ------------------------------------
   Telecopy:   (212) 266-7594            Its Vice President
                                             --------------------------------


                                      By /s/ Peter T. Doyle
                                         ------------------------------------
                                         Its Assistant Treasurer
                                             --------------------------------




Address:                              CREDIT LYONNAIS, NEW YORK BRANCH

   1301 Ave of the Americas,
   18th Flr
   New York, New York  10019
   Attention:  Thomas Randolph        By /s/ Vladimir Labun
   Telephone:  (212) 261-7431            ------------------------------------
   Telecopy:   (212) 459-3179            Its First Vice President - Manager
                                             --------------------------------




Address:                              FLEET NATIONAL BANK

   Mail Stop:  CT FD 0752
   One Landmark Square
   Stamford, CT  06904
   Attention:  Dorothy Bambach        By /s/ Dorothy Bambach
   Telephone:  (203) 358-6289            ------------------------------------
   Telecopy:   (203) 358-6111            Its Senior Vice President
                                             --------------------------------




Address:                              SUMMIT BANK

   750 Walnut Avenue, 3rd Floor
   Cranford, NJ  07016
   Attention:  L. David Lyons
   Telephone:  (908) 709-5361         By /s/ L. David Lyons
   Telecopy:   (908) 709-6433            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              TORONTO DOMINION (TEXAS), INC.

   909 Fanin Street
   Suite 1700
   Houston, Texas 77010
   Attention:  Jimmy Simien           By /s/ Jimmy Simien
   Telephone:  (713) 653-8239            -----------------------------------
   Telecopy:   (713) 951-9921            Its Vice President
                                             -------------------------------




Address:                              BANCA DI ROMA

   34 East 51st Street
   New York, NY  10022
   Attention:  Luca Balestra
   Telephone:  (212) 407-1764         By /s/ Luca Balestra
   Telecopy:   (212) 407-1740            ------------------------------------
                                         Its Assistant Vice President
                                             --------------------------------

                                      By /s/ Amedeo Lanniccari
                                         ------------------------------------
                                         Its Assistant Vice President
                                             --------------------------------




Address:                              THE BANK OF NEW YORK

   One Wall Street, 21st Street
   New York, NY  10286
   Attention:  Ernest Fung
   Telephone:  (212) 635-6805         By /s/ Ernest Fung
   Telecopy:   (212) 635-7978            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              THE BANK OF NOVA SCOTIA

   One Liberty Plaza
   New York, New York  10006
   Attention:  Michael Kus
   Telephone:  (212) 225-5027         By /s/ [illegible]
   Telecopy:   (212) 225-5090            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              BANCA NAZIONALE DEL LAVORO S.P.A. --
                                        NEW YORK BRANCH

   25 West 51st Street,
   3rd Floor
   New York, NY  10019
   Attention:  Giulio Giovine         By /s/ Giulio Giovine
   Telephone:  (212) 314-0239            ------------------------------------
   Telecopy:   (212) 765-2978            Its Vice President
                                             --------------------------------

                                      By /s/ Leonardo Valentini
                                         ------------------------------------
                                         Its First Vice President
                                             --------------------------------




Address:                              COMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENNE

   520 Madison Avenue, 37th Floor
   New York, New York  10022
   Attention:  Sean Mounier
   Telephone:  (212) 715-4413         By /s/ Sean Mounier
   Telecopy:   (212) 715-4535            ------------------------------------
                                         Its First Vice President
                                             --------------------------------

                                      By /s/ Brian O'Leary
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              THE FIRST NATIONAL BANK OF CHICAGO

   153 West 51st Street
   New York, New York  10019
   Attention:  Juan Duarte
   Telephone:  (212) 373-1253         By /s/ Stephen E. McDonald
   Telecopy:   (312) 373-1180            ------------------------------------
                                         Its First Vice President
                                             --------------------------------




Address:                              FIRST UNION NATIONAL BANK

   190 River Road MC:  NJ3130
   2nd Fl.
   Summit, NJ  07901
   Attention:  Mark Smith             By /s/ Mark R. Smith
   Telephone:  (908) 598-3079            -----------------------------------
   Telecopy:   (908) 598-3085            Its Senior Vice President
                                             -------------------------------




Address:                              MARINE MIDLAND BANK

   140 Broadway, 4th Floor
   New York, New York  10005-1196
   Attention:  Diane Zieske
   Telephone:  (212) 658-2851         By /s/ Rochelle Forster
   Telecopy:   (212) 658-5109            ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              WACHOVIA BANK N.A.

   191 Peachtree Street N.E. GA-370
   Atlanta, GA  30303
   Attention:  Jim Barwis, RM
               Gene Wood, Credit      By /s/ Jim Barwis
   Telephone:  (404) 332-1326            ------------------------------------
   Telecopy:   (404) 332-6898            Its Vice President
                                             --------------------------------




Address:                              THE NORTHERN TRUST COMPANY

   50 South LaSalle Street, B-9
   Chicago, Illinois  60675
   Attention:  Kelly Schneck
   Telephone:  (312) 630-6203         By /s/ Jaron Grimm
   Telecopy:  (312) 444-5055             ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              BANK AUSTRIA AKTIENGESELLSCHAFT

   565 Fifth Avenue
   New York, NY  10017
   Attention:  Scott Harwood
   Telephone:  (212) 880-1073         By /s/ J. Anthony Seay
   Telecopy:   (212) 880-1080            ------------------------------------
                                         Its First Vice President
                                             --------------------------------

                                      By /s/ W. Scott Harwood
                                         ------------------------------------
                                         Its Assistant Vice President
                                             --------------------------------




Address:                              THE BANK OF TOKYO-MITSUBISHI, LTD.

   1251 Avenue of the Americas
   New York, NY  10020-1104
   Attention:  William DiNicola
   Telephone:  (212) 782-4307         By /s/ William DiNicola
   Telecopy:   (212) 782-6445            ------------------------------------
                                         Its Attorney-In-Fact
                                             --------------------------------




Address:                              BANQUE NATIONALE DE PARIS

   499 Park Avenue, 9th Floor
   New York, NY  10022-1278
   Attention:  Rick Pace
   Telephone:  (212) 415-9720         By /s/ Richard Pace
   Telecopy:   (212) 415-9606            ------------------------------------
                                         Its Corporate Banking Divisior
                                             --------------------------------

                                      By /s/ Robert S. Taylor, Jr.
                                         ------------------------------------
                                         Its Senior Vice President
                                             --------------------------------





Address:                              CARIPLO-CASSA DI RISPARMIO DELLE
                                        PROVINCIE LOMBARDE SPA

   10 East 53rd Street, 36th Floor
   New York, NY  10022
   Attention:  Anthony Giobbi
   Telephone:  (212) 527-8737         By /s/ Anthony F. Giobbi
   Telecopy:  (212) 527-8777             ------------------------------------
                                         Its First Vice President
                                             --------------------------------

                                      By /s/ Charles W. Kennedy
                                         ------------------------------------
                                         Its First Vice President
                                             --------------------------------




Address:                              CREDITO ITALIANO S.P.A.

   375 Park Avenue, 2nd Floor
   New York, NY  10152
   Attention:  Harmon Butler
   Telephone:  (212) 546-9611         By /s/ Harmon Butler
   Telecopy:  (212) 546-9675             ------------------------------------
                                         Its First Vice President
                                             --------------------------------

                                      By /s/ Umberto Seretti
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              KREDIETBANK N.V.

     125 West 55th Street
     New York, NY  10019
     Attention:  Rob Surdam
     Telephone:  (212) 541-0704       By /s/ Robert Snauffer
     Telecopy:   (212) 541-0793          ------------------------------------
                                         Its Vice President
                                             --------------------------------

                                      By /s/ Raymond F. Murray
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              MELLON BANK, N.A.

   1735 Market Street, 7th Floor
   Philadelphia, PA 19103
   Attention:  Gil Mateer
   Telephone:  (215) 553-2199         By /s/ Gil Mateer
   Telecopy:  (215) 553-4899             ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              BANCA MONTE DEI PASCHI DI SIENA,
                                        S.P.A.

   55 East 59th Street,
   9th Floor
   New York, NY 10022                 By /s/ G. Natalicchi
   Attention:  Robert Woods              ------------------------------------
   Telephone:  (212) 891-3655            Its S.V.P. & General Manager
   Telecopy:   (212) 891-3661                --------------------------------

                                      By /s/ Brian R. Landy
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              NORDDEUTSCHE LANDESBANK GIROZENTRALE

   1270 Avenue of the Americas
   14th Floor
   New York, NY 10019
   Attention:  Josef Haas             By /s/ Stephen R. Hunter
   Telephone:  (212) 332-8605            ------------------------------------
   Telecopy:   (212) 332-8660            Its Senior Vice President
                                             --------------------------------

                                      By /s/ Josef Haas
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------




Address:                              SUNTRUST BANK, ATLANTA

   711 Fifth Avenue, 16th Floor
   New York, NY 10022
   Attention:  Armen Karozichian
   Telephone:  (212) 583-2604         By /s/ W. David Winston
   Telecopy:   (212) 371-9386  FAX       ------------------------------------
                                         Its Group Vice President
                                             --------------------------------

                                      By /s/ Laura G. Hanson
                                         ------------------------------------
                                         Its Assistant Vice President
                                             --------------------------------







Address:                              ISTITUTO BANCARIO SAN PAOLO
                                        DI TORINO SPA

   245 Park Avenue, 35th Floor
   New York, NY 10167
   Attention:  Gerard McKenna
   Telephone:  (212) 692-3152         By /s/ Gerard McKenna
   Telecopy:   (212) 599-5303            ------------------------------------
                                         Its Vice President
                                             --------------------------------

                                      By /s/ [illegible]
                                         ------------------------------------
                                         Its First Vice President
                                             --------------------------------







Address:                              CREDIT AGRICOLE INDOSUEZ

   520 Madison Avenue, 8th Floor
   New York, NY  10022
   Attention:  Michael Fought
   Telephone:  (212) 418-2254         By /s/ Craig Welch
   Telecopy:  (212) 418-2228             ------------------------------------
                                         Its First Vice President
                                             --------------------------------

                                      By /s/ Sarah McClintock
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------






Address:                              BANCA POPOLARE DI MILANO

   375 Park Avenue, 9th Floor
   New York, NY  10152
   Attention:  Esperanza Quintero
   Telephone:  (212) 758-5040         By /s/ Anthony Franco
   Telecopy:   (212) 838-1077            ------------------------------------
                                         Its Executive Vice President
                                             & General Manager
                                             --------------------------------

                                      By /s/ Esperanza Quintero
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------





Address:                              BANCA COMMERCIALE ITALIANA
                                        New York Branch

  One William Street
  New York, NY  10004
  Attention:  Tom McCullough
  Telephone: (212) 607-3886           By /s/ Charles Dougherty
  Telecopy:  (212) 809-2124              ------------------------------------
                                         Its Vice President
                                             --------------------------------

                                      By /s/ Karen Purelis
                                         ------------------------------------
                                         Its Vice President
                                             --------------------------------



                               SCHEDULE 1.01

                                COMMITMENTS





                      BANK NAME                      COMMITMENT



ABN AMRO Bank N.V.                                   $53,125,000

Bank of America National Trust
 and Savings Association                             $53,125,000

Bankers Trust Company                                $53,125,000

NationsBank, N.A.                                    $53,125,000

Citibank, N.A.                                       $41,666,667

Commerzbank AG, New York Branch                      $41,666,667

Credit Lyonnais, New York Branch                     $41,666,667

Fleet National Bank                                  $41,666,667

Summit Bank                                          $41,666,667

Toronto Dominion (Texas), Inc.                       $41,666,667

Banca di Roma                                        $31,250,000

The Bank of New York                                 $31,250,000

The Bank of Nova Scotia                              $31,250,000

Banca Nazionale del Lavoro S.p.A.
 -- New York Branch                                  $31,250,000

Compagne Financiere de CIC
 et de L'Union Europeene                             $31,250,000

The First National Bank of Chicago                   $31,250,000

First Union National Bank                            $31,250,000

Marine Midland Bank                                  $31,250,000

Wachovia Bank N.A.                                   $31,250,000

The Northern Trust Company                           $18,125,000

Bank Austria Aktiengesellschaft                      $18,125,000

The Bank of Tokyo-Mitsubishi, Ltd.                   $18,125,000

Banque Nationale de Paris                            $18,125,000

Cariplo-Cassa di Risparmio
 delle Provincie Lombarde SpA                        $18,125,000

Credito Italiano S.p.A.                              $18,125,000

Kredietbank N.V.                                     $18,125,000

Mellon Bank, N.A.                                    $18,125,000

Banca Monte dei Paschi di Siena, S.p.A.              $18,125,000

Norddeutsche Landesbank Girozentrale                 $18,125,000

SunTrust Bank, Atlanta                               $18,125,000

Istituto Bancario San Paolo di Torino SpA            $18,125,000

Credit Agricole Indosuez                             $12,916,666

Banca Popolare di Milano                             $12,916,666

Banca Commerciale Italiana                           $12,916,666











                               SCHEDULE 6.11

                           MATERIAL SUBSIDIARIES

                               Cryovac, Inc.












                             SCHEDULE 8.04(b)

                           EXISTING INDEBTEDNESS

                                   None






                                EXHIBIT A-1

                   NOTICE OF REVOLVING CREDIT BORROWING

                                                                  [Date]


ABN AMRO Bank N.V., as Administrative Agent for the Banks party to the Credit Agreement referred to below

1325 Avenue of the Americas
New York, New York 10019
Attention:  Agency Services

Gentlemen:

         The undersigned refers to the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), you, as Administrative Agent for such Banks, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 1.03(a) of the Credit Agreement:

                   (i) The Business Day of the Proposed Borrowing is ___________, ____.1

                  (ii) The aggregate principal amount of the Proposed Borrowing is $____________.

                 (iii)  The Proposed Borrowing will be a Revolving Loan.

                  (iv) The Proposed Borrowing is to be initially maintained as a [Base Rate Loan] [Eurocurrency Loan with an initial Interest Period of ______ months].

                   (v)  The applicable Borrower shall be _________________.

                  (vi) The Proposed Borrowing will be denominated in ___________.2

--------
(1) Same Business Day notice is permitted for a Proposed Borrowing of Base Rate Loans, at least three Business Days' prior notice is required for a Proposed Borrowing of Eurocurrency Loans denominated in U.S. Dollars and at least four Business Days' prior notice is required for a Proposed Borrowing of non-U.S. Dollar denominated Eurocurrency Loans.

(2)   Must be denominated in U.S. Dollars or in any Eurocurrency.


         The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

                   (A) the representations and warranties contained in the Credit Agreement (other than Section 6.05) and in the other Credit Documents will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only of such specified date); and

                   (B) no Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                           Very truly yours,

                                           W. R. GRACE & CO.

                                           By ______________________________
                                              Name:
                                              Title:






                                EXHIBIT A-2

                          NOTICE OF BID BORROWING

                                                                     [Date]

ABN AMRO Bank N.V., as Administrative Agent for the Banks party to the Credit Agreement referred to below

1325 Avenue of the Americas
New York, New York 10019
Attention:  Agency Services

Gentlemen:

         The undersigned refers to the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), you, as Administrative Agent for such Banks, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents, and hereby gives you notice, irrevocably, pursuant to Section 1.04(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by
Section 1.04(a) of the Credit Agreement:

      (i)  The date of the Proposed Bid Borrowing 1         ______________

      (ii) Aggregate Principal Amount of each
            Proposed Bid Borrowing 2                        ______________

     (iii) Maturity Date for each
            Proposed Bid Borrowing 3                        ______________

      (iv)  Interest Payment Dates for each
             Proposed Bid Borrowing                         ______________

--------
1 At least one Business Day's prior notice is required for a Proposed Bid Borrowing.

2 Not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

3 Must be 1 to 180 days after the date of such Proposed Bid Borrowing and in any case of no later than the Final Maturity Date.

         The undersigned hereby certifies that the following statements will be true on the date of the Proposed Borrowing:

                   (A) the representations and warranties contained in the Credit Agreement (other than Section 6.05) and in the other Credit Documents will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, with the same effect as though such representations and warranties had been made on and as of the date of such Proposed Borrowing (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only of such specified date); and

                   (B) no Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                       Very truly yours,

                                       W. R. GRACE & CO.

                                       By _________________________________
                                           Name:
                                           Title:






                                EXHIBIT B-1

                              REVOLVING NOTE

                                                      New York, New York

                                                      ---------- --, ----


         FOR VALUE RECEIVED, [NAME OF BORROWER], a corporation organized and existing under the laws of ________________________ (the "Company"), hereby promises to pay to ____________________________________________ or
its registered assigns (the "Bank"), at the office of ABN AMRO Bank N.V. (the "Administrative Agent") located at 1325 Avenue of the Americas, New York, New York 10019 (or, in the case of Eurocurrency Loans denominated in a currency other than Dollars, at such office as the Administrative Agent has previously notified the Borrower) on the Final Maturity Date (as defined in the Agreement referred to below) the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Bank to the Company pursuant to the Agreement, in each case in the applicable currency of such Revolving Loan in accordance with Section 4.03 of the Agreement.

         The Company promises also to pay interest on the unpaid principal amount of each Revolving Loan in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.09 of the Agreement.

         This Note is one of the Revolving Notes referred to in the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998, among the Company, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower (as defined in the Agreement), the Company and certain Domestic Subsidiaries, as Guarantors, the lenders party thereto (including the Bank), the Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part, prior to the Final Maturity Date.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                       [NAME OF BORROWER]



                                       By _________________________________
                                           Name:
                                           Title:





                                EXHIBIT B-2

                                 BID NOTE

                                                     New York, New York

                                                     ---------- --, ----


         FOR VALUE RECEIVED, W. R. GRACE & CO., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to ____________________________________________ or
its registered assigns (the "Bank"), at the office of ABN AMRO Bank N.V. (the "Administrative Agent") located at 1325 Avenue of the Americas, New York, New York 10019, the unpaid principal amount of each Bid Loan (as defined in the Agreement referred to below) made by the Bank to the Company pursuant to the Agreement on the applicable maturity date agreed to by the Company and the Bank for such Bid Loan pursuant to Section 1.04 of the Agreement.

         The Company promises also to pay interest on the unpaid principal amount hereof at said office from the date hereof until paid at the rates and at the times provided in Section 1.04(d) of the Agreement.

         This Note is one of the Bid Notes referred to in the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998, among the Company, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower (as defined in the Agreement), the Company and certain Domestic Subsidiaries, as Guarantors, the lenders party thereto (including the Bank), the Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and the other Credit Documents (as defined in the Agreement). This Bid
Note is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Bid Note is subject to mandatory repayment, in whole or in part, prior to the Final Maturity Date.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Bid Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Bid Note.

         THIS BID NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                         W. R. GRACE & CO.



                                         By _________________________________
                                             Name:
                                             Title:








                                EXHIBIT B-3

                            LOCAL CURRENCY NOTE


                                                        ---------- --, ----


         FOR VALUE RECEIVED, [NAME OF BORROWER], a corporation organized and existing under the laws of ________________________ (the "Company"), hereby promises to pay to ____________________________________________ or its
registered assigns (the "Bank"), in lawful money of ___________ in immediately available funds, at the office of the Bank located at ________________________________ in accordance with the Local Currency Documentation (as defined in the Agreement referred to below) the unpaid principal amount of all Local Currency Loans (as defined in the Agreement) made by the Bank to the Company pursuant to the Agreement and the Local Currency Documentation.

         The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in the Local Currency Documentation.

         This Note is one of the Local Currency Notes referred to in the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998, among the Company, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower (as defined in the Agreement), the Company and certain Domestic Subsidiaries, as Guarantors, the lenders party thereto (including the Bank), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof, the Local Currency Documentation and the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part, prior to the Final Maturity Date.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


                                       [NAME OF BORROWER]




                                       By _________________________________
                                           Name:
                                           Title:





                                EXHIBIT B-4

                              SWINGLINE NOTE



$_______________                                         New York, New York

                                                         ---------- --, ----

         FOR VALUE RECEIVED, W. R. GRACE & CO., a corporation organized and existing under the laws of Delaware (the "Company"), hereby promises to pay to ABN AMRO Bank N.V. or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of ABN AMRO Bank N.V. (the "Administrative Agent") located at 1325 Avenue of the Americas, New York, New York 10019, on the Final Maturity Date (as defined in the Agreement referred to below) the principal sum of __________________________________ DOLLARS ($____________) or, if
less, the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Bank to the Company pursuant to the Agreement.

         The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.09 of the Agreement.

         This Note is the Swingline Note referred to in the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998, among the Company, Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower (as defined in the Agreement), the Company and certain Domestic Subsidiaries, as Guarantors, the lenders party thereto (including the Bank), the Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and the other Credit Documents (as defined in the Agreement). This Note is entitled to the benefits of the Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment, in whole or in part, prior to the Swingline Expiry Date.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

         The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                                      W. R. GRACE & CO.



                                      By _________________________________
                                          Name:
                                          Title:







                                 EXHIBIT C

                         LETTER OF CREDIT REQUEST

No.  (1)                                                       Dated (2)
     ---                                                             ----


ABN  AMRO Bank N.V., Individually and as
     Administrative Agent under the Global
     Revolving Credit Agreement (5-Year)
     (the "Credit Agreement"), dated
     as of March 30, 1998, among W. R.
     Grace & Co., Cryovac, Inc., as the
     initial Subsidiary Borrower, and
     each additional Subsidiary Borrower,
     the Company and certain Domestic
     Subsidiaries, as Guarantors, the
     lenders from time to time party
     thereto (the "Banks"), ABN AMRO Bank
     N.V., as Administrative Agent,
     Bankers Trust Company, as Documentation
     Agent, and Bank of America National
     Trust and Savings Association and
     NationsBank, N.A., as Co-Syndication Agents
1325 Avenue of the Americas
New York, New York  10019

Dear Sirs:

         We hereby request that ABN AMRO Bank N.V., in its individual capacity, issue a standby Letter of Credit for the account of the undersigned on (3) (the "Date of Issuance") in the aggregate stated amount of (4)

         For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

         The beneficiary of the requested Letter of Credit will be (5) , and such Letter of Credit will be in support of (6) and will have a stated expiration date of (7) .

         We hereby certify that:

                   (1) The representations and warranties contained in the Credit Agreement (other than Section 6.05) and the other Credit Documents will be true and correct in all material respects, both before and after giving effect to the issuance of the Letter of Credit requested hereby, as though made on the Date of Issuance (it being understood that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects as of such specified date).

                   (2) No Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default occur.

         Copies of all documentation with respect to the supported transaction are attached hereto.

                                      W. R. GRACE & CO.


                                      By _________________________________
                                          Name:
                                          Title:




--------
(1)    Letter of Credit Request Number.

(2)    Date of Letter of Credit Request.

(3) Date of Issuance which shall be at least five Business Days from the date hereof and prior to the date 30 days prior to the Final Maturity Date.

(4) Aggregate initial stated amount of Letter of Credit, which amount shall not be less than $250,000.

(5)    Insert name and address of beneficiary.

(6) Insert description of obligation to be supported by the requested Letter of Credit.

(7) Insert last date upon which drafts may be presented which may not be later than the fifth Business Day prior to the Final Maturity Date.



                                 EXHIBIT D

                      SECTION 4.04(b)(ii) CERTIFICATE



         Reference is hereby made to the Global Revolving Credit Agreement (5-Year) dated as of March 30, 1998 (the "Credit Agreement"), among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A,. as Co-Syndication Agents. Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                       [NAME OF BANK]



                                      By _________________________________
                                          Name:
                                          Title:




Date:





                                EXHIBIT E-1

                              March 30, 1998

To the Administrative Agent and each of the Banks party to the Credit Agreement referred to below

       Re: Global Revolving Credit Agreement (5-Year), dated as of the date hereof (the "Credit Agreement"), among W. R.
            Grace & Co., a Delaware corporation ("Grace"), certain of its subsidiaries, ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as
            Documentation Agent,

            Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents and the
            Banks Party thereto (the "Banks")

----------------------------------------------------------------------------


Ladies and Gentlemen:

         We have acted as special counsel to Grace and Cryovac, Inc., a Delaware corporation ("Cryovac"), in connection with (a) the Credit Agreement and (b) any Notes executed and delivered on the date hereof by Grace and Cryovac (the Credit Agreement and such Notes being herein collectively referred to as the "Credit Documents"). This opinion is being delivered to you pursuant to Section 5.01(b) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in the Credit Agreement.

         On behalf of Grace and Cryovac, we have participated in the preparation of the Credit Agreement and the other Credit Documents, and have examined copies of each of the foregoing documents executed by Grace and Cryovac. We have also examined such certificates, documents and records, and have made such examination of law, as we have deemed necessary to enable us to render the opinions expressed below. In addition, we have examined and relied as to matters of fact upon representations and warranties contained in the Credit Documents and in certificates, copies of which have been furnished to you, delivered in connection with the Credit Documents. The opinions expressed below are based and rely exclusively on our review of such documents and laws.

         Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                    1. (a) Grace is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the corporate power and authority under such laws to execute and deliver each of the Credit Documents to which it is a party and perform its obligations as a Borrower and a Guarantor and related obligations under the Credit Documents. The execution and delivery by Grace of the Credit Documents and its performance of its obligations thereunder have been duly and validly authorized by all necessary corporate action of Grace.

                   (b) Cryovac is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the corporate power and authority under such laws to execute and deliver each of the Credit Documents to which it is a party and perform its obligations as a Borrower and a Guarantor and related obligations under the Credit Documents. The execution and delivery by Cryovac of the Credit Documents and its performance of its obligations thereunder have been duly and validly authorized by all necessary corporate action of Cryovac.

                    2. (a) Each of the Credit Documents to which Grace is a party has been duly executed and delivered by a duly authorized officer of Grace.

                   (b) Each of the Credit Documents to which Cryovac is a party has been duly executed and delivered by a duly authorized officer of Cryovac.

                    3. (a) Neither the execution nor delivery by Grace of the Credit Documents to which it is a party, nor performance by Grace of its obligations thereunder, (i) contravenes the certificate of incorporation or by-laws, each as amended, of Grace or (ii) contravenes any provisions of any New York or United States federal law, statute, rule or regulation (including Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System) or any provision of the General Corporation Law of the State of Delaware.

                   (b) Neither the execution nor delivery by Cryovac of the Credit Documents to which it is a party, nor performance by Cryovac of its obligations thereunder, (i) contravenes the certificate of incorporation or by-laws, each as amended, of Cryovac or (ii) contravenes any provisions of any New York or United States federal law, statute, rule or regulation (including Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System) or any provision of the General Corporation Law of the State of Delaware.

                    4. (a) The Credit Agreement and each of the other Credit Documents to which Grace is a party constitute the legal, valid and binding obligations of Grace, enforceable against Grace in accordance with their respective terms.

                   (b) The Credit Agreement and each of the other Credit Documents to which Cryovac is a party constitute the legal, valid and binding obligations of Cryovac, enforceable against Cryovac in accordance with their respective terms.

                    5. No consent or authorization of, filing with, notice to or other similar act by or in respect of any New York, Delaware or United States federal governmental or regulatory authority or agency is required to be obtained or made by or on behalf of Grace as a condition to (i) the execution, delivery or performance of the Credit Documents to which Grace is a party or (ii) the legality, validity, binding effect or enforceability of any such Credit Document with respect to Grace, except for such consents, approvals, authorizations or other actions as have been obtained or performed.

                   (b) No consent or authorization of, filing with, notice to or other similar act by or in respect of any New York, Delaware or United States federal governmental or regulatory authority or agency is required to be obtained or made by or on behalf of Cryovac as a condition to (i) the execution, delivery or performance of the Credit Documents to which Cryovac is a party or
         (ii) the legality, validity, binding effect or enforceability of any such Credit Document with respect to Cryovac, except for such consents, approvals, authorizations or other actions as have been obtained or performed.

                    6. The federal courts located in and state courts of the State of New York will give effect to and recognize the choice of law provisions in those Credit Documents which purport to be governed by the laws of the State of New York.

                    7. Neither Grace nor Cryovac is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                    8. Neither Grace nor Cryovac is a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         The opinions expressed herein are subject to the following qualifications, assumptions and comments:

                    A. This firm has assumed that: (i) all factual information contained in all documents reviewed by this firm is true and correct; (ii) all signatures on all documents reviewed by this firm are genuine; (iii) all documents submitted to this firm as originals are true and complete; (iv) all documents submitted as copies are true and complete copies of the originals thereof; (v) each of the parties to the Credit Documents other than Grace and Cryovac (the "Other Parties") has all power and authority to execute, deliver and perform its obligations under the Credit Documents to which it is a party; (vi) the Credit Documents have been duly and validly authorized, executed, and delivered by each of the Other Parties which is a party thereto;
         (vii) each of the Credit Documents is the valid and binding obligation of each of the Other Parties which is a party thereto, enforceable against such Other Party in accordance with its terms;
         (viii) each natural person signing any document reviewed by this firm had the legal capacity to do so; (ix) each person signing in a representative capacity on behalf of any Other Party any document reviewed by this firm had authority to sign in such capacity; and (x) the laws of any jurisdiction other than the State of New York or the Delaware General Corporation Law that govern any of the documents reviewed by this firm do not modify the terms that appear in any such document.

                    B. Each of the Credit Documents is subject to the effect of (i) bankruptcy, insolvency, reorganization, liquidation, dissolution, moratorium or other similar laws relating to or affecting the rights of creditors generally and (ii) the application of general principles of equity (regardless of whether the issue is considered in proceedings at law or in equity).

                    C. We express no opinion as to the effect of the laws of any jurisdiction (other than federal laws and the laws of the State of New York) wherein any Bank may be located which limit rates of interest that may be charged or collected by such Bank.

                    D. We express no opinion with respect to: (i) the enforceability of provisions in the Credit Documents relating to delay or omission of enforcement of rights or remedies, waivers of defenses, waivers of notices, or waivers of benefits of usury, appraisement, valuation, stay, extension, moratorium, redemption, statutes of limitation or other non-waivable benefits bestowed by operation of law; (ii) the lawfulness or enforceability of exculpation clauses, clauses relating to releases of unmatured claims, clauses purporting to waive unmatured rights, severability clauses, and clauses similar in substance or nature to those expressed in the foregoing clause (i) and this clause (ii), insofar as any of the foregoing are contained in the Credit Documents; or (iii) the enforceability of the indemnification or contribution provisions set forth in the Credit Documents to the extent they purport to relate to liabilities resulting from or based upon a party's own negligence, recklessness or intentional misfeasance or any violation of federal or state securities or blue sky laws.

                    E. We express no opinion as to: (i) whether a federal or state court outside of the State of New York would give effect to the choice of New York law provided for in the Credit Documents; (ii) provisions of the Credit Documents that relate to the subject matter jurisdiction of the federal courts to adjudicate any controversy related to the Credit Documents or the transactions contemplated thereby; or (iii) any waiver of the defense of inconvenient forum (other than with respect to venue in a New York State court) or of the right to a jury trial in any of the Credit Documents.

                    F. We express no opinion with respect to Section 13.02 of the Credit Agreement insofar as it purports to create rights of set-off: (i) against special deposits and indebtedness held or owing by persons other than Banks; (ii) in respect of contingent and unmatured indebtedness; (iii) against assets of a Borrower with respect to Indebtedness owing by another Borrower; or (iv) in favor of participants.

                    G. We express no opinion with respect to the applicability of Section 548 of the federal Bankruptcy Code or any comparable provision of state law, including the provisions relating to fraudulent conveyances and fraudulent transfers. In particular, we express no opinion as to whether Cryovac or any other Subsidiary may guarantee, become a joint and several obligor or otherwise become liable for, or pledge its assets to secure, indebtedness incurred by its parent or another subsidiary of its parent except to the extent such Subsidiary may be determined to have benefitted from the incurrence of such indebtedness by its parent or such other Subsidiary, or as to whether such benefit may be measured other than by the extent to which the proceeds of the indebtedness incurred by its parent or such other Subsidiary are made available to such Subsidiary for its corporate purposes.

                    H. We note with respect to obligations denominated in a currency other than United States Dollars that (i) a New York statute provides that a judgment by a court of the State of New York in respect of an obligation denominated in any such other currency would be rendered in such currency and would be converted into United States Dollars at the rate of exchange prevailing on the date of entry of such judgment, (ii) a judgment by a federal court located in the State of New York in respect of such an obligation may be rendered in United States Dollars and we express no opinion as to the rate of exchange such federal court would apply and (iii) Section 13.17 of the Credit Agreement may be unenforceable to the extent it is inconsistent with the foregoing clauses (i) and (ii).

         We are members of the bar of the State of New York and we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

         This opinion is rendered solely for your benefit, and the benefit of your successors and assigns, in connection with the transactions described above. This opinion may not be used or relied upon by any other person without our prior written consent.

                                              Very truly yours,





                                EXHIBIT E-2

                              March 30, 1998


To the Administrative Agent and each of the Banks party to the Credit Agreement referred to below

     Re: Global Revolving Credit Agreement (5-Year), dated as of the date hereof (the "Credit Agreement"), among W. R. Grace &
          Co., a Delaware corporation ("Grace"), Cryovac, Inc., a
          Delaware corporation and wholly owned subsidiary of Grace ("Cryovac") and any additional Subsidiaries of Grace becoming party thereto, ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as
          Documentation Agent, Bank of America National Trust and
          Savings Association and NationsBank, N.A., as Co-
          Syndication Agents, and the Banks party thereto (the
          "Banks")

Ladies and Gentlemen:

         As General Counsel of Grace and its subsidiaries, including Cryovac, I have been requested to render my opinion in connection with the Credit Agreement and any Notes executed and delivered on the date hereof (collectively, the "Credit Documents"). I am rendering this opinion pursuant to Section 5.01(b) of the Credit Agreement. Capitalized terms used but not defined in this opinion shall have the meanings ascribed thereto in the Credit Agreement. As you are aware, as a result of the Reorganization, I am resigning as Executive Vice President and General Counsel of Grace, the name of which is being changed to "Sealed Air Corporation," and all but four of Grace's current directors and all but one of Grace's current officers are likewise resigning.

         I have examined or caused to be examined the Certificate of Incorporation and the By-laws of Grace, each as amended to date, the Certificate of Incorporation and the By-laws of Cryovac, each as amended to date, the records of the meetings and other corporate proceedings of the Company and of Cryovac, the Credit Documents to which Grace or Cryovac are parties, and such other corporate records, agreements, certificates and documents, and have made or caused to be made such examination of law, as I deem necessary for the purposes of the opinion hereinafter expressed.

         Based upon the foregoing, and subject to the qualifications stated below, I am of the following opinion:

                    1. (a) Neither the execution nor the delivery by Grace of the Credit Documents, nor the performance by Grace of its obligations thereunder, to the best of my knowledge, (i) results in the breach of any of the terms, covenants, conditions or provisions of, or constitutes a default under, or results in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of Grace pursuant to the terms of any material indenture, loan agreement or other agreement or instrument (other than the Credit Agreement) under which Grace or any of its properties or assets are bound; or (ii) violates any order, award, judgment, determination, writ, injunction or decree applicable to Grace.

                   (b) Neither the execution nor the delivery by Cryovac of the Credit Documents, nor the performance by Cryovac of its obligations thereunder, to the best of my knowledge, (i) results in the breach of any of the terms, covenants, conditions or provisions of, or constitutes a default under, or results in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the properties or assets of Cryovac pursuant to the terms of any material indenture, loan agreement or other agreement or instrument (other than the Credit Agreement) under which Cryovac or any of its properties or assets are bound; or
         (ii) violates any order, award, judgment, determination, writ, injunction or decree applicable to Cryovac.

                    2. Except as set forth in the Joint Proxy
         Statement/Prospectus, dated February 13, 1998, included in the Registration Statement on Form S-4 filed by Grace on February 13, 1998, or in the Information Statement, dated February 13, 1998, included in the Registration Statement on Form 10 filed by Grace Specialty Chemicals, Inc. on March 13, 1998, or in the Annual Report on Form 10-K for the year ended December 31, 1997, to the best of my knowledge, there are no pending or threatened actions, suits or proceedings (i) with respect to any Credit Document, (ii) with respect to any material Indebtedness of Grace or Cryovac, or
         (iii) that, in my opinion, have a reasonable likelihood of materially and adversely affecting the business, financial condition or operations of Grace and its Subsidiaries taken as a whole or of Cryovac and its Subsidiaries taken as a whole.

         This opinion is limited to the specific issues addressed herein and is limited in all respects to laws and interpretations thereof and other matters existing on the date hereof. I do not undertake to update this opinion for changes in such laws, interpretations or matters. This opinion is furnished solely for your benefit, and the benefit of your successors and permitted assignees with respect to your rights under the Credit Agreement, in connection with the transactions contemplated by the Credit Agreement, is not to be relied upon for any other purpose and may not be made available to any other person, firm or entity (other than such a permitted assignee or prospective permitted assignee) without my express prior written consent, except as may be required by law or in response to any judicial or regulatory requirement, order or decree; provided that Wachtell, Lipton, Rosen & Katz may rely upon this opinion to the extent they deem appropriate in rendering their opinion to you dated the date hereof in connection with the Credit Agreement.

                                     Very truly yours,





                                EXHIBIT F-1

                          SECRETARY'S CERTIFICATE



         I, the undersigned _________ Secretary of [Name of Borrower], a corporation organized and existing under the laws of (the "Company"), do hereby certify in my capacity as __________ Secretary of the Company and on behalf of the Company that:

             1. This Certificate is furnished pursuant to Section 5.01(c) of the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

             2. The persons named below have been duly elected, have duly qualified as and at all times since _______________1 (to and including the date hereof) have been officers of the Company, holding the respective offices of the Company set forth opposite their names and the signatures below set opposite their names are their genuine signatures or a facsimile thereof.

       NAME2                 OFFICE                   SIGNATURE

  -------------------    -------------------    ------------------------

  -------------------    -------------------    ------------------------

  -------------------    -------------------    ------------------------

           3. Attached hereto as Exhibit A is a copy of the [describe appropriate charter documents] of the Company as filed in the [describe appropriate filing office], together with all amendments thereto adopted through the date hereof.

           4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, and are in full force and effect on the date hereof, and have been in effect since ___________, 19__, together with all amendments thereto adopted though the date hereof.3

           5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on _______________, 199__ [by unanimous written consent of the Board of Directors of the Company] [at a meeting of the Board of Directors of the Company duly called and held, at which meeting a quorum of such Board was at all times present in person and acting throughout], and such resolutions have not been revoked, rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of the Credit Documents.

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of __________, 1998.


                                      By _________________________________
                                          Name:
                                          Title:

___________
(1) Insert a date occurring before any action taken with regard to the Credit Documents.

(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

(3) Insert same date as in paragraph 2.






                                EXHIBIT F-2

                           OFFICER'S CERTIFICATE



         I, the undersigned [title] of [Name of Borrower], a corporation organized and existing under the laws of ___________________ (the
"Company"), do hereby certify in my capacity as [title] of the Company and on behalf of the Company that:

                    1. This Certificate is furnished pursuant to Section 5.01(c) of the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. On the date hereof, all of the conditions in Sections 5.01(a), (d), (f), (g) and (h) of the Credit Agreement and Section 5.02(a) of the Credit Agreement have been satisfied.

                  3. The financial projections (the "Projections") contained in that certain Confidential Information Memorandum dated February 1998 distributed to the Banks in connection with the Credit Agreement were based on good faith estimates and assumptions made by the management of the Company and its Subsidiaries as of the date such Confidential Information Memorandum was distributed to the Banks. On and as of the Effective Date, nothing has come to the attention of such management since the date of such Confidential Information Memorandum which would lead such management to believe that the Projections were not, on the date such Confidential Memorandum was distributed to the Banks, reasonable and attainable in all material respects, it being understood, however, that no attempt has been made to update the projections and projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material.1

         IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of __________, 1998.


                                      By _________________________________
                                          Name:
                                          Title:


___________
1        Insert item 3 only in the Certificate of W. R. Grace & Co.







                                 EXHIBIT G

                    ASSIGNMENT AND ASSUMPTION AGREEMENT



                                                 Date:  ____________, ______

         Reference is made to the Global Revolving Credit Agreement (5-
Year) described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ___________________ (the "Assignor") and __________________ (the
"Assignee") hereby agree as follows:

                    1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, all rights and obligations with respect to the Assigned Share of the Revolving Loans, Swingline Loans and Letters of Credit.

                    2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company and its Subsidiaries or the performance or observance by the Company and its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                    3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vi) attaches the forms described in Section 13.04(b) of the Credit Agreement]1

                    4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be the date of execution hereof by the Assignor and the Assignee, the receipt of the consent of the Administrative Agent and the Company to the extent required by Section 13.04(b) of the Credit Agreement, the receipt by the Administrative Agent of the administrative fee referred to in such Section 13.04(b) and the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in Section 13.16 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex I hereto (the "Settlement Date").

                    5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                    6.  It is agreed that the Assignee shall be entitled to
         (w) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (x) all Facility Fee on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I hereto; [and] (y) all Letter of Credit Fees on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and Facility Fee and Letter of Credit Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                    7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

                                        [NAME OF ASSIGNOR]
                                           as Assignor

Accepted this _____ day of              By _________________________________
                                            Title:
____________, ___


                                         [NAME OF ASSIGNEE]
                                           as Assignee

                                        By _________________________________
                                            Title:


[Consented to as of ____________, ____:

ABN AMRO BANK N.V., as Administrative Agent

By _________________________________
    Title:

Consented to as of ____________, ____:

W. R. GRACE & CO.

By _________________________________
    Title]2



___________
(1) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

(2) The consents of the Administrative Agent and the Company are required for assignments except those solely pursuant to Section 13.04(b)(x) of the Credit Agreement.









                                  ANNEX I

               ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT




1.  Borrower(s):             W. R. Grace & Co.
                             Cryovac, Inc.
                             [Names of each Subsidiary Borrower
                             designated and accepted after the
                             Effective Date]

2.  Name and Date of Credit Agreement:

         Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998, among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent for such Banks, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents, as amended to the date hereof.

3.       Date of Assignment Agreement:

4.       Amounts
         (as of date of item #3 above):

                                                Revolving Loan Commitment

a.   Aggregate Amount for all Banks               $_______________

b.    Assigned Share3                               ______________%

c.    Amount of Assigned Share

5.       Settlement Date:

6.       Rate of Interest
         to the Assignee:         As  set  forth  in  Section 1.09 of the
                                  Credit Agreement (unless otherwise agreed
                                  to by the Assignor and the Assignee)4
___________
(3)   Percentage taken to 12 decimal places.

(4) W. R. Grace & Co. and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section
      1.09 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.


7.       Facility Fee to
         the Assignee:            As set forth in Section 3.01(a) of the
                                  Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)5

8.       Letter of Credit
         Fees to the Assignee:    As set forth in Section 3.01(b) of the
                                  Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)6

[9.] [10.]        Notice:

                ASSIGNOR:

                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                      Attention:
                      Telephone:
                      Telecopier:
                      Reference:

              ASSIGNEE:

                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                      Attention:
                      Telephone:
                      Telecopier:
                      Reference:


___________

(5) W. R. Grace & Co. and the Administrative Agent shall direct the entire amount of the Facility Fee to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Facility Fee through payment by the Assignee to the Assignor.

(6) W. R. Grace & Co. and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.



         Payment Instructions:

              ASSIGNOR:

                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                     _______________________________________________________
                      Attention:
                      Reference:

              ASSIGNOR:

                      _______________________________________________________
                      _______________________________________________________
                      _______________________________________________________
                      _______________________________________________________
                      Attention:
                      Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                   [NAME OF ASSIGNOR]

By _______________________________   By _______________________________

   _______________________________      _______________________________
      (Print Name and Title)                  (Print Name and Title)






                                 EXHIBIT H

                 ELECTION TO BECOME A SUBSIDIARY BORROWER



ABN AMRO Bank N.V., as Administrative Agent
1325 Avenue of the Americas
New York, New York  10019

Gentlemen:

         The undersigned, [name of Subsidiary Borrower], a _________________ corporation, refers to the Global Revolving Credit Agreement (5-Year), dated as of March 30, 1998 (the "Credit Agreement"), among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary
Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), you, as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents. All capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

         The undersigned, desiring to incur Revolving Loans or Local Currency Loans under the Credit Agreement, hereby elects, as required by
Section 5.03 of the Credit Agreement, to become a Subsidiary Borrower for purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in
Section 6 (other than Section 6.05) of the Credit Agreement are true and correct as to the undersigned and its Subsidiaries as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and the undersigned hereby agrees to comply with all the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement as if the undersigned were an original signatory thereto. The undersigned, simultaneously with its execution hereof, is delivering the appropriate Revolving Note and, if applicable, the Local Currency Note to the Administrative Agent for the account of each of the Banks in accordance with the terms of the Credit Agreement (but only in any case where a Bank has requested that such Notes be delivered to it). All notices and other communications to the undersigned provided for under the Credit Agreement may be sent to it in care of the Company at the address for notices from time to time in effect pursuant to Section 13.03 of the Credit Agreement.

                                      Very truly yours,

                                      [NAME OF SUBSIDIARY BORROWER]



                                      By _________________________________
                                          Title:



                                       Address for Notices:

                                         _________________________________
                                         _________________________________
                                         _________________________________
                                         _________________________________
                                         _________________________________




Acknowledged and Agreed:

W. R. GRACE & CO.

By _________________________________
    Title:

ABN AMRO BANK N.V.,

   as Administrative Agent

By _________________________________
     Title:






                                 EXHIBIT I

                      FORM OF LOCAL CURRENCY ADDENDUM



                                          Dated _________________, _____

         Reference is made to the Global Revolving Credit Agreement (5-
Year) dated as of March 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A., as Co-Syndication Agents. Terms defined in the Credit Agreement, unless otherwise defined herein, are used herein with the same meaning.

                                WITNESSETH:

         WHEREAS, the Company wishes to have, subject to the terms and conditions contained herein and in the Credit Documents, __________________ (the "Lender") make available a Local Currency Commitment to the [Company] [following Subsidiary Borrower: _________] and the Lender is willing to so make available such a Local Currency Commitment.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Documents and other good and valuable consideration, it is hereby agreed between the parties as follows:

                    1. The Lender consents to the conversion of a portion of Lender's Revolving Loan Commitment equal to the amount specified in Item 1 of Schedule I hereto. The Commitment being created hereunder shall, upon the effectiveness of this Agreement, be recharacterized as a Local Currency Commitment.

                    2. The conditions to the effectiveness of this Agreement, the amount of the Local Currency Commitment being made available hereunder, the interest rate (including the Applicable Margin) which will accrue on Local Currency Loans made available pursuant hereto, the maturity of such Loans, the borrowing mechanics relating to such Loans, the country in which such Loans may be borrowed and the currency in which such Loans shall be denominated shall be as set forth in Schedule I hereto. Except to the extent expressly inconsistent with the terms set forth herein or in
         Schedule I hereto, the Local Currency Commitment and Local
         Currency Loans being made available hereunder shall be governed by the terms of the Credit Documents.

                    3. Following the execution of this Agreement by the Lender, the Company and, if the applicable Borrower is not the Company, such applicable Borrower, it will be delivered to the Administrative Agent for recording by the Administrative Agent. The effective date for this Agreement (the "Effective Date") shall be the date specified in Item 14 of Schedule I hereto unless the Lender provides written notice which is received by the Administrative Agent prior to such date that the conditions set forth in Item 15 of Schedule I hereto have not been met.

                    4. Upon such recording by the Administrative Agent, as of the Effective Date, the Lender shall have a Local Currency Commitment as provided in Section 1.01(d)(i) of the Credit Agreement and the rights and obligations of a Bank related thereto (except as otherwise expressly specified in this Agreement or the Credit Agreement). Accordingly as set forth in Section 1.01(d)(i) of the Credit Agreement, the Lender's Revolving Loan Commitment shall be automatically reduced by the amount of the Local Currency Commitment being made available hereunder and such Revolving Loan Commitment shall be automatically reinstated to the extent provided in Section 1.01(d)(i) of the Credit Agreement when such Local Currency Commitment expires or is terminated, unless at the time of such expiration or termination the Revolving Loan Commitments of all Banks shall have terminated.

                    5. Lender hereby agrees with the Administrative Agent that to the extent the Administrative Agent benefits from any indemnities or other obligations of the Banks in its favor, Lender's obligation shall be calculated as if the Local Currency Commitment and Local Currency Loans being provided by it hereunder were a Revolving Loan Commitment and Revolving Loans, respectively.

                    6. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                    7. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                    8. The Company hereby confirms and agrees that the Local Currency Commitment and Local Currency Loans being provided pursuant to the terms hereof shall be treated as Commitments and Eurocurrency Loans, respectively, entitled to the benefits of
         Section 1.11, Section 1.12 and Section 4.04 except that all determinations and calculations made by the Administrative Agent under such Sections shall be made by the Lender and references to the Eurocurrency Rate in such Sections shall be deemed to be references to the rate specifies in Item 8 of Schedule I.

                    9. The Company hereby confirms and agrees that its guaranty contained in the Credit Agreement remains in full force and effect and that any and all Local Currency Loans provided by the Lender pursuant hereto are entitled to the benefit of such guaranty.*

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                                [NAME OF LENDER ]



                                By _________________________________
                                    Name:
                                    Title:




                                [NAME OF BORROWER RECEIVING LOCAL CURRENCY
                                     COMMITMENT]



                                By _________________________________
                                    Name:
                                    Title:



                                W. R. GRACE & CO.



                                By _________________________________
                                    Name:
                                    Title:


Received for recordation this
____ day of ___________, _____

ABN AMRO BANK N.V., as Administrative Agent


By _________________________________
    Name:
    Title:


By _________________________________
    Name:
    Title:


___________
* Omit if the Company is the Borrower entitled to borrow under the Local Currency Commitment being provided hereunder.







                                SCHEDULE I



            1. Amount of Local Currency Commitment: $_____________ (must be designated in U.S. Dollars).

            2. Termination of Local Currency Commitment (check one):

                            -
                           /_/ Same termination provisions as are
applicable to the Revolving Loan Commitments in the Credit Agreement.

                            -
                           /_/ The Local Currency Commitment being provided
pursuant to the terms hereof shall terminate on __________, ____ unless earlier terminated as a result of an Event of Default.

            3. Country in which Local Currency Loans will be made available:
____________.

            4. Specify where and when proceeds of each Local Currency Loan will be made available:
                        -------------------------------------------------.


            5. Currency in which Local Currency Loans will be denominated:
___________.

            6. Amount of Lender's Revolving Loan Commitment after giving effect hereto: $_____________ (must be designated in U.S. Dollars).

            7. Applicable interest rate index (check one):

                            -
                           /_/ Eurocurrency Rate calculated as if the Local
Currency Loan were a Eurocurrency Loan in a Eurocurrency except that rate will be determined based upon rates offered by the Lender in the currency of the applicable Eurocurrency Loan instead of ABN AMRO.

                            -
                           /_/ Other (please specify, including whether
interest is computed based upon a 360 day or 365/366 day year).
___________________________________.

            8. Applicable Margin for Local Currency Loans (check one)* :

------------
* The Lender and the Borrower should include the effect of reserves or similar costs which are applicable to the Local Currency Loans.

                            -
                           /_/ Same as the Applicable Margin from time to
time in effect for Eurocurrency Loans in the Credit Agreement.

                            -
                           /_/ Other (please specify). ____________________.

            9. Default interest rate applicable to Local Currency Loans (check one):
                            -
                           /_/ Same as the default rate applicable to Loans
denominated in a Eurocurrency in the Credit Agreement except that the Lender shall make all such determinations and calculations.

                            -
                           /_/      Other (please specify). ________________.

           10. Interest Periods applicable to Local Currency Loans (check one):

                            -
                           /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.

                            -
                           /_/ Other (please specify).
___________________________________.

           11. Interest accrued on Local Currency Loans shall be payable (check one):
                            -
                           /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.

                            -
                           /_/  Other (please specify). ___________________.

           12. Maturity of Local Currency Loans, which maturity may not be later than the Final Maturity Date (check one):

                            -
                           /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.

                            -
                           /_/      Other (please specify). ________________.

           13. Borrowing notices and mechanics (check one):

                            -
                           /_/ Same as set forth in Section 1.03 of the
Credit Agreement relating to Eurocurrency Loans denominated in a Eurocurrency except (i) such notice shall be delivered to the Lender, (ii) references in such Section to the Administrative Agent shall be deemed references to the Lender and (iii) references to time in such Section shall be deemed references to local time.

                            -
                           /_/      Other (please specify). ______________.

           14. Effective Date:**         ________________, ______

-----------
** This date should be no earlier than five Business Days after the delivery of this Agreement to the Administrative Agent.

           15. Conditions to effectiveness:

                  (i) Election to Become a Subsidiary Borrower, if applicable.

                  (ii)     Local Currency Note.

                            -
                           /_/      Yes.

                            -
                           /_/      Not required.

                  (iii) To the extent that any documents, writings, records instruments or consents would have been required by Section 5.01(c) of the Credit Agreement if such Borrower had been subject thereto on the Effective Date and such items have not heretofore been delivered, such items shall be delivered to, and shall be satisfactory to, the Administrative Agent.

                  (iv) No Default shall have occurred and be continuing.

                  (iv) Legal opinion, if requested, in form and substance as reasonably requested by the party requesting opinion.

                  [(v) Lender to specify such other documents as it may require.]







                                 EXHIBIT J

                  FORM OF LOCAL CURRENCY DESIGNATION AND
                           ASSIGNMENT AGREEMENT


                                          Dated _________________, _____

         Reference is made to the Global Revolving Credit Agreement (5-
Year) dated as of March 30, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among among W. R. Grace & Co., Cryovac, Inc., as the initial Subsidiary Borrower, and each additional Subsidiary Borrower, the Company and certain Domestic Subsidiaries, as Guarantors, the lenders from time to time party thereto (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, Bankers Trust Company, as Documentation Agent, and Bank of America National Trust and Savings Association and NationsBank, N.A. as Co-Syndication Agents. Terms defined in the Credit Agreement, unless otherwise defined herein, are used herein with the same meaning.

                                WITNESSETH:

         WHEREAS, the Company wishes to have, subject to the terms and conditions contained herein and in the Credit Documents, __________________ (the "Designor") make available a Local Currency Commitment through its Affiliate ________________________ (the "Local Affiliate") to the [Company] [following Subsidiary Borrower: ________] and the Designor and the Local Affiliate are willing to so make available such a Local Currency Commitment.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Credit Documents and other good and valuable consideration, it is hereby agreed between the parties as follows:

                    1. The Designor hereby assigns to the Local Affiliate, and the Local Affiliate hereby accepts such assignment of, a portion of Designor's Revolving Loan Commitment equal to the amount specified in Item 1 of Schedule I hereto. The Revolving Loan Commitment being assigned hereunder shall, upon the effectiveness of this Agreement, be recharacterized as a Local Currency Commitment.

                    2. The conditions to the effectiveness of this Agreement, the amount of the Local Currency Commitment being made available hereunder, the interest rate (including the Applicable Margin) which will accrue on Local Currency Loans made available pursuant hereto, the maturity of such Loans, the borrowing mechanics relating to such Loans, the country in which such Loans may be borrowed and the currency in which such Loans shall be denominated shall be as set forth in Schedule I hereto. Except to the extent expressly inconsistent with the terms set forth herein or in Schedule I hereto, the Local Currency Commitment and Local Currency Loans being made available hereunder shall be governed by the terms of the Credit Documents.

                    3. The Designor and the Administrative Agent make no representations or warranties and assume no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto and (ii) the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

                    4. The Local Affiliate (i) confirms that it has received a copy of the Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms and agrees that pursuant to Section 1.01(d)(iv) of the Credit Agreement, with regard to any matters relating to calculating the Banks' Percentages or the Required Banks or the unanimous vote of the Banks, any Local Currency Commitment provided by the Local Affiliate and any Local Currency Loans provided by the Local Affiliate shall be deemed to be Local Currency Commitments and Local Currency Loans, as applicable, of Designor and therefore the Local Affiliate is not entitled to vote on any matters as a Bank under the Credit Documents; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will promptly provide the Administrative Agent with a copy of any borrowing notice it receives.

                    5. Following the execution of this Agreement by the Designor and the Local Affiliate, the Company and, if the applicable Borrower is not the Company, such applicable Borrower, it will be delivered to the Administrative Agent for recording by the Administrative Agent. The effective date for this Agreement (the "Effective Date") shall be the date specified in Item 14 of
         Schedule I hereto unless the Designor provides written notice which is received by the Administrative Agent prior to such date that the conditions set forth in Item 15 of Schedule I hereto have not been met.

                    6. Upon such recording by the Administrative Agent, as of the Effective Date, the Local Affiliate shall be a party to the Credit Agreement as a Bank with an obligation to make Local Currency Loans as a Bank pursuant to Section 1.01(d)(i) of the Credit Agreement and the rights and obligations of a Bank related thereto (except as otherwise expressly specified in this Agreement or the Credit Agreement). Accordingly as set forth in Section 1.01(d)(i) of the Credit Agreement, the Designor's Revolving Credit Commitment shall be automatically reduced by the amount of the Local Currency Commitment being made available hereunder and such Revolving Credit Commitment shall be automatically reinstated to the extent provided in Section 1.01(d)(i) of the Credit Agreement when such Local Currency Commitment expires or is terminated, unless at the time of such expiration or termination the Revolving Loan Commitments of all Banks shall have terminated.

                    7. Designor hereby agrees with the Administrative Agent that to the extent the Administrative Agent benefits from any indemnities or other obligations of the Banks in its favor, Designor's obligation shall be calculated as if the Local Currency Commitment and Local Currency Loans being provided by the Local Affiliate hereunder were being provided directly by Designor.

                    8. The Local Affiliate hereby appoints Designor as its agent in administering the credit with full power and authority to act on behalf of the Local Affiliate with respect to the transactions relating hereto. Accordingly, the Local Affiliate confirms and agrees that the Administrative Agent, the other Banks and each Borrower may conclusively rely on any actions which Designor takes as also being taken on behalf of the Local Affiliate and any notices given to (other than borrowing notices given pursuant to Schedule I hereto), or received by, Designor shall be deemed to have been given to, or received by, the Local Affiliate.

                    9. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                   10. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

                   11. The Company hereby confirms and agrees that the Local Currency Commitment and Local Currency Loans being provided pursuant to the terms hereof shall be treated as Commitments and Eurocurrency Loans, respectively, entitled to the benefits of
         Section 1.11, Section 1.12 and Section 4.04 except that all determinations and calculations made by the Administrative Agent under such Sections shall be made by the Local Affiliate and references to the Eurocurrency Rate in such Sections shall be deemed to be references to the rate specifies in Item 7 of
         Schedule I.

                   12. The Company hereby confirms and agrees that its guaranty contained in the Credit Agreement remains in full force and effect and that any and all Local Currency Loans provided by the Local Affiliate pursuant hereto are entitled to the benefit of such guaranty.*


___________
* Omit if the Company is the Borrower entitled to borrow under the Local Currency Commitment being provided hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                                       [NAME OF DESIGNOR]



                                      By _________________________________
                                          Name:
                                          Title:





                                       [NAME OF LOCAL AFFILIATE]



                                      By _________________________________
                                          Name:
                                          Title:



                                      [NAME OF BORROWER RECEIVING LOCAL
                                        CURRENCY COMMITMENT]



                                      By _________________________________
                                          Name:
                                          Title:



                                      W. R. GRACE & CO.



                                      By _________________________________
                                          Name:
                                          Title:



Received for recordation this
____ day of ___________, _____

ABN AMRO BANK N.V., as Administrative Agent


By _________________________________
    Name:
    Title:


By _________________________________
    Name:
    Title:





                                SCHEDULE I


            1. Amount of Local Currency Commitment: $_____________ (must be designated in Dollars).

            2. Termination of Local Currency Commitment (check one):

                            -
                           /_/ Same termination provisions as are
applicable to the Revolving Loan Commitments in the Credit Agreement.

                            -
                           /_/ The Local Currency Commitment being provided
pursuant to the terms hereof shall terminate on __________, ____ unless earlier terminated as a result of an Event of Default.

            3. Country in which Local Currency Loans will be made available:
____________.

            4. Specify where and when proceeds of each Local Currency Loan will be made available:
                        -------------------------------------------------.

            5. Currency in which Local Currency Loans will be denominated:
___________.

            6. Amount of Designor's Revolving Loan Commitment after giving effect hereto: $_____________ (must be designated in Dollars).

            7. Applicable interest rate index (check one):

                            -
                           /_/ Eurocurrency Rate calculated as if the Local
Currency Loan were a Eurocurrency Loan in a Eurocurrency except that rate will be determined based upon rates offered by the Local Affiliate in the currency of the applicable Eurocurrency Loan instead of ABN AMRO.

                            -
                           /_/ Other (please specify, including whether
interest is computed based upon a 360 day or 365/366 day year).
___________________________________.


            8. Applicable Margin for Local Currency Loans (check one)* :

                            -
                           /_/ Same as the Applicable Margin from time to
time in effect for Eurocurrency Loans in the Credit Agreement.

                            -
                           /_/ Other (please specify). ______________.

            9. Default interest rate applicable to Local Currency Loans (check one):
                            -
                           /_/ Same as the default rate applicable to Loans
denominated in a Eurocurrency in the Credit Agreement except that the Local Affiliate shall make all such determinations and calculations.

                            -
                           /_/ Other (please specify). _______________.

          10. Interest Periods applicable to Local Currency Loans (check one):

                            -
                           /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.

                            -
                           /_/ Other (please specify). _______________.

           11. Interest accrued on Local Currency Loans shall be payable (check one):
                           -
                          /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.

                            -
                           /_/ Other (please specify). _______________.

           12. Maturity of Local Currency Loans, which maturity may not be later than the Final Maturity Date (check one):

                            -
                           /_/ Same as applicable to Loans denominated in a
Eurocurrency in the Credit Agreement.
                            -
                           /_/ Other (please specify). __________________.

           13. Borrowing notices and mechanics (check one):

                            -
                           /_/ Same as set forth in Section 1.03 of the
Credit Agreement relating to Eurocurrency Loans denominated in a Eurocurrency except (i) such notice shall be delivered to the Local Affiliate, (ii) references in such Section to the Administrative Agent shall be deemed references to the Local Affiliate and (iii) references to time in such Section shall be deemed references to local time.

                           /_/ Other (please specify). ______________.

           14.    Effective Date:**         ________________, ______

           15. Conditions to effectiveness:

                  (i) Election to Become a Subsidiary Borrower, if applicable.

                  (ii)     Local Currency Note.

                                     -
                                    /_/     Yes.

                                     -
                                    /_/     Not required.

                  (iii) To the extent that any documents, writings, records instruments or consents would have been required by Section 5.01(c) of the Credit Agreement if such Borrower had been subject thereto on the Effective Date and such items have not heretofore been delivered, such items shall be delivered to, and shall be satisfactory to, the Administrative Agent.

                  (iv) No Default shall have occurred and be continuing.

                  (iv) Legal opinion, if requested, in form and substance as reasonably requested by the party requesting opinion.

                  [(v) Local Affiliate to specify such other documents as it may require.]


___________
* The Local Affiliate and the Borrower should include the effect of reserves or similar costs which are applicable to the Local Currency Loans.

** This date should be no earlier than five Business Days after the delivery of this Agreement to the Administrative Agent.






                                 EXHIBIT K

                      SUBSIDIARY GUARANTEE AGREEMENT



                                                          ----------- --, ----


ABN  AMRO Bank N.V., as Administrative Agent
     for the Banks party to the Global
     Revolving Credit Agreement (5-Year)
     dated as of March 30, 1998 among W. R.
     Grace & Co., Cryovac, Inc., as the
     initial Subsidiary Borrower, and each
     additional Subsidiary Borrower,
     the Company and certain Domestic
     Subsidiaries, as Guarantors, the
     lenders from time to time party thereto
     (the "Banks"), ABN AMRO Bank N.V., as
     Administrative Agent, Bankers Trust
     Company, as Documentation Agent, and
     Bank of America National Trust and
     Savings Association and NationsBank,
     N.A., as Co-Syndication Agents (the
     "Credit Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [name of Subsidiary Guarantor], a [jurisdiction of incorporation] corporation, hereby acknowledges that it is a "Guarantor" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 6 (other than Section 6.05) of the Credit Agreement are true and correct as to the undersigned as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

         Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 12 thereof, to the same extent and with the same force and effect as if the undersigned were a direct signatory thereto.

         This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

                                      Very truly yours,

                                      [NAME OF SUBSIDIARY GUARANTOR]



                                      By _________________________________
                                          Name:___________________________
                                          Title:__________________________







                                 EXHIBIT L

                       FORM OF ELECTION TO TERMINATE

                                                       --------------, ----


ABN AMRO BANK N.V., as Administrative Agent, for the Banks party to the Global
     Revolving Credit Agreement (5-Year)
     dated as of March 30, 1998 among W. R.
     Grace & Co., Cryovac, Inc., as the
     initial Subsidiary Borrower, and each
     additional Subsidiary Borrower, the
     Company and certain Domestic
     Subsidiaries, as Guarantors, the
     lenders from time to time party thereto
     (the "Banks"), ABN AMRO Bank N.V., as
     Administrative Agent, Bankers Trust
     Company, as Documentation Agent, and
     Bank of America National Trust and
     Savings Association and NationsBank,
     N.A., as Co-Syndication Agents (the
     "Credit Agreement")

Dear Sirs:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [name of Subsidiary Borrower], a [jurisdiction of incorporation] corporation, hereby elects to terminate its status as a Subsidiary Borrower for purposes of the Credit Agreement, effective as of the date hereof. The undersigned hereby represents and warrants that all principal and interest on all Notes of the undersigned and all other amounts payable by the undersigned pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. Notwithstanding the foregoing, this Election to Terminate shall not affect any obligation of the undersigned under the Credit Agreement or under any Note heretofore incurred.

         This instrument shall be construed in accordance with and governed by the internal laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF BORROWING SUBSIDIARY]

                                       By _________________________________
                                           Name:___________________________
                                           Title:__________________________



         The undersigned hereby confirms that the status of [name of Subsidiary Borrower] as a Subsidiary Borrower for purposes of the Credit Agreement described above is terminated as of the date hereof.

                                       W. R. GRACE & CO.


                                       By _________________________________
                                           Name:___________________________
                                           Title:__________________________



         Receipt of the above Election to Terminate is hereby acknowledged on and as of ______________________.

                                       ABN AMRO BANK N.V.,
                                        as Administrative Agent


                                       By _________________________________
                                           Name:___________________________
                                           Title:__________________________







                                 EXHIBIT M

                        CALCULATION OF MLA COST FOR
             EUROCURRENCY LOANS DENOMINATED IN POUNDS STERLING


         Any additional interest to be paid to a Bank pursuant to Section 1.15(b) shall accrue at a rate per annum equal to such Bank's MLA Cost calculated on the basis of the following formula:

                       MLA Cost = BY+L(Y-X) + S(Y-Z)
                                  ------------------
                                     100 - (B+S)

         1.       Where on day of application of the formula:

            B is the percentage of the Bank's eligible liabilities which the Bank of England requires the Bank to hold in a non-interest bearing deposit account with the Bank of England in accordance with its cash ratio requirements;

            Y is the rate at which Sterling deposits in an amount approximately equal to the principal amount of the relevant Loan are offered by the Bank to leading banks in the London interbank market at or about 11:00 A.M. (London time) on that day for the Relevant Period (as defined below);

            L is the percentage of eligible liabilities which the Bank of England requires such Bank to maintain as secured money with members of the London Discount Market Association and/or as secured call money with those money brokers and gilt-edged market makers recognized by the Bank of England;

            X is the rate at which secured Sterling deposits in the relevant amount may be placed by the Bank with members of the London Discount Market Association and/or as secured call money with money brokers and gilt-edged market makers at or about 11:00 A.M. (London time) on that day for the Relevant Period;

            S is the percentage of the Bank's eligible liabilities which the Bank of England requires the Bank to place as a special deposit with the Bank of England; and

            Z is the interest rate per annum allowed by the Bank of England on special deposits.

            2.  For the purposes of this Exhibit M:

                                    (a) "eligible liabilities" and "special
                                        deposits" have the meanings given
                                        to them at the time of application
                                        of the formula by the Bank of
                                        England;

                                    (b) "Relevant Period" means:

                                            (i) if the relevant Interest
                                                Period is 3 months or less,
                                                such Interest Period; or

                                            (ii) if the relevant Interest
                                                 Period is more than 3
                                                 months, each consecutive
                                                 period of 3 months within
                                                 such Interest Period and
                                                 any balance of such
                                                 Interest Period.

            3. In the application of the formula B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B=0.5% and Y=15%, BY is calculated as 0.5x15.

            4.  The formula is applied on the first day of each Relevant
Period.

            5. The rate calculated in accordance with the formula is, if necessary, rounded upward to four decimal places.

            6. Calculations will be made on the basis of a year of 365 days and the actual number of days elapsed.

            7. If a change in circumstances (including the imposition of alternative or additional official requirements, other than capital adequacy requirements) renders the formula inappropriate in the reasonable opinion of the Bank, the Bank shall notify the Borrowers of the manner in which its MLA Cost will subsequently be calculated (which manner shall be determined reasonably and in good faith). The manner of calculation so notified by the Bank shall, in the absence of manifest error, be binding on all the parties.